As filed with the Securities and Exchange Commission on November 19, 2015

Securities Act File No. 033-23512

Investment Company Act File No. 811-05629

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 121	☒

and/or

Registration Statement Under The Investment Company Act Of 1940	☒

Amendment No. 121 (Check appropriate box or boxes)	☒

VOYA INVESTORS TRUST

(Exact Name of Registrant Specified in Charter)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code:  (800) 992-0180

Huey P. Falgout, Jr. Voya Investment Management 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 (Name and Address of Agent for Service)	With copies to: Elizabeth J. Reza Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING

It is proposed that this filing will become effective (check appropriate box):

☐ Immediately upon filing pursuant to paragraph (b)	☒ on November 20, 2015, pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Beneficial Interest, par value $0.001 per share.

VOYA INVESTORS TRUST

(“Registrant”)

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement consists of the following papers and documents:

*                 Cover Sheet

*                 Contents of Registration Statement

*                 Explanatory Note

*                 Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio’s Class R6 Prospectus dated November 20, 2015

*                 Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio’s Class R6 Statement of Additional Information dated November 20, 2015

*                 Part C

*                 Signature Page

EXPLANATORY NOTE

This Post-Effective Amendment No. 121 to the Registration Statement on Form N-1A for Voya Investors Trust (“Registrant”) is being filed under Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of finalizing the registration of a new share class of the Registrant, Class R6 shares, for Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio.

Prospectus
November 20, 2015
•	Voya Large Cap Growth Portfolio
Class/Ticker: R6/VRLCX
•	Voya Large Cap Value Portfolio
Class/Ticker: R6/VLCRX
Each Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies, and other permitted investors.
NOT ALL PORTFOLIOS MAY BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Voya Large Cap Growth Portfolio
Investment Objective
The Portfolio seeks long-term capital growth.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee[2]	0.64%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses[3]	0.03%
Total Annual Portfolio Operating Expenses	0.67%
Waivers and Reimbursements[4]	None
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	0.67%
1	Expense information has been restated to reflect current contractual rates.
2	The portion of the management fee attributable to the advisory services is 0.54% and the portion of the management fee attributable to the administrative services is 0.10%.
3	Other expenses are based on estimated amounts for the current fiscal year.
4	The adviser is contractually obligated to limit expenses to 0.67% for Class R6 through May 1, 2017. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. Termination or modification of this obligation requires approval by the Portfolio’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	$68	214	373	835
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio normally invests in companies that the sub-adviser (“Sub-Adviser”) believes have above-average growth prospects. The Portfolio's investment strategy uses a stock selection process that combines the discipline of quantitative screens with rigorous fundamental security analysis. The quantitative screens focus the fundamental analysis by identifying the stocks of companies with strong business momentum that demonstrate relative price strength, and have a perceived value not reflected in the current price. The objective of the fundamental analysis is to confirm the persistence of the company's revenue and earnings growth, and validate the expectations for earnings estimate revisions, particularly relative to consensus estimates. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser. For this Portfolio, the Sub-Adviser defines large-capitalization companies as companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index (“Index”) at the time of purchase. The market capitalization of companies within the Index will change with market conditions. The market capitalization of companies in the Index as of September 30, 2015 ranged from $903.4 million to $629 billion.
The Portfolio may also invest in derivative instruments, which include, but are not limited to, futures or index futures that have a similar profile to the benchmark of the Portfolio. The Portfolio typically uses derivative instruments for maintaining equity exposure on its cash balance.
The Portfolio may also invest up to 25% of its assets in foreign securities.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
Voya Large Cap Growth Portfolio
1

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Growth Investing    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for the Portfolio.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. In addition, because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
2
Voya Large Cap Growth Portfolio

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. Because Class R6 shares of the Portfolio had not commenced operations as of the calendar year ended December 31, 2014, the following bar chart shows the changes in the Portfolio's Class I shares' performance from year to year, and the table compares the Portfolio's Class I shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class I shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities and have similar expenses. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 1st 2012, 16.75% and Worst quarter: 4th 2008, -19.07%
The Portfolio's Class I shares' year-to-date total return as of September 30, 2015: -1.93%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I	%	13.62	15.59	N/A	11.59	05/02/05
Russell 1000® Growth Index[1]	%	13.05	15.81	N/A	9.44
1	The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jeffrey Bianchi, CFA Portfolio Manager (since 06/10)	Christopher F. Corapi Portfolio Manager (since 06/10)
Michael Pytosh Portfolio Manager (since 03/12)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Voya Large Cap Growth Portfolio
3

Voya Large Cap Value Portfolio
Investment Objectives
The Portfolio seeks long-term growth of capital and current income.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee[1]	0.72%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses[2]	0.03%
Total Annual Portfolio Operating Expenses	0.75%
Waivers and Reimbursements[3]	(0.11)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	0.64%
1	The portion of the management fee attributable to the advisory services is 0.62% and the portion of the management fee attributable to the administrative services is 0.10%.
2	Other Expenses are based on estimated amounts for the current fiscal year.
3	The adviser is contractually obligated to limit expenses to 0.69% for Class R6 shares through May 1, 2017. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 0.65%, for Class R6 shares through May 1, 2017. These limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. The adviser is also contractually obligated to waive a portion of the management fee through May 1, 2017. The management fee waiver for the Portfolio is an estimated 0.01%. Termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	$65	229	406	920
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 111% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in a portfolio of equity securities of dividend-paying, large-capitalization issuers. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. For this Portfolio, the sub-adviser (“Sub-Adviser”) defines large-capitalization companies as companies with market capitalizations that fall within the collective range of companies within the Russell 1000® Value Index (“Index”) at the time of purchase. The market capitalization range will change with market conditions as the market capitalization range of the companies in the Index changes. The market capitalization of companies in the Index as of September 30, 2015 ranged from $489.9 million to $354 billion. Equity securities include common stocks, preferred stocks, warrants, and convertible securities. The Portfolio may invest in foreign securities, including companies located in countries with emerging securities markets, when the Sub-Adviser believes they present attractive investment opportunities. The Portfolio may invest in real estate securities including real estate investment trusts.
The Sub-Adviser seeks to construct a portfolio of securities with a dividend yield that exceeds the average dividend yield of the companies included in the Index. The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser uses a valuation-based screening process to assist in the selection of companies according to criteria which include the following:
•	an above-average dividend yield, and stability and growth of the dividend;
4
Voya Large Cap Value Portfolio

•	market capitalization that is usually above $1 billion (although the Portfolio may also invest up to 20% of its assets in small- and mid-capitalization companies); and
•	the potential for growth of the dividend yield over several years.
The Sub-Adviser may from time to time select securities that do not meet all of these criteria. The Sub-Adviser then conducts intensive fundamental research on each company to evaluate its growth, profitability, and valuation characteristics.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Dividend    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of
U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase the Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these
Voya Large Cap Value Portfolio
5

areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. In addition, because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Value Investing    Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. Because Class R6 shares of the Portfolio had not commenced operations as of the calendar year ended December 31, 2014, the following bar chart shows the changes in the Portfolio's Class I shares' performance from year to year, and the table compares the Portfolio's Class I shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class I shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities and have similar expenses. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 3rd 2009, 13.22% and Worst quarter: 4th 2008, -20.81%
The Portfolio's Class I shares' year-to-date total return as of September 30, 2015: -9.48%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I	%	10.09	15.35	N/A	5.41	05/11/07
Russell 1000® Value Index[1]	%	13.45	15.42	N/A	4.93
1	The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management
Investment Adviser	Sub-Adviser
Directed Services LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christopher F. Corapi Portfolio Manager (since 05/11)	Vincent Costa, CFA Portfolio Manager (since 06/13)
Kristy Finnegan, CFA Assistant Portfolio Manager (since 05/15)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any
6
Voya Large Cap Value Portfolio

fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Voya Large Cap Value Portfolio
7

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolios and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Portfolios' Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolios.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolios. You should be aware that a Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of a Portfolio can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Portfolios. So long as the Portfolios accept investments by other investment companies, they will not purchase securities of other investment companies, except to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder or under the terms of an exemptive order granted by the SEC.
Each Portfolio is a series of Voya Investors Trust (“Trust”), a Massachusetts business trust. Each Portfolio is managed by Directed Services LLC (“DSL” or “Adviser”).
The Portfolios' shares are classified into up to five classes of shares, Adviser Class (“Class ADV”), Institutional Class (“Class I”), Class R6, Service Class (“Class S”) and Service 2 Class (“Class S2”) shares. Only Class R6 shares are offered in this Prospctus. The classes of shares of each Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of each Portfolio have a common investment objective and investment portfolio.
Fundamental Investment Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
Certain Portfolios have adopted non-fundamental investment policies to invest the Portfolio's assets in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.
Portfolio Diversification
Each Portfolio is diversified, as such term is defined in the Investment Company Act of 1940 as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”). A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the percentage of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although the Portfolios are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to a Portfolio anticipates unusual market, economic, political, or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Portfolio invests defensively, it may not achieve its investment objective. A Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Portfolio may engage are identified and discussed in the SAI.
8

KEY PORTFOLIO INFORMATION (continued)

Percentage and Rating Limitations
The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
Each Portfolio's fiscal year ends December 31. Each Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.
9

MORE INFORMATION ABOUT THE PORTFOLIOS

Additional Information About the Investment Objectives
Each Portfolio's investment objective is non-fundamental and may be changed by a vote of the Portfolio's Board, without shareholder approval. A Portfolio will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Portfolios will achieve their respective investment objectives.
Additional Information About Principal Investment Strategies
For a complete description of each Portfolio's principal investment strategies, please see the Portfolio's summary prospectus or the summary section of this Prospectus.
Additional Information About the Principal Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the principal risks associated with certain of the types of securities in which the Portfolios may invest and certain of the investment practices that the Portfolios may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolios, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Portfolios may invest in these securities or use these techniques as part of the Portfolios' principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolios' principal investment strategies.
The discussions below expand on the risks included in each Portfolio's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Portfolio.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a portfolio could lose money. A portfolio may be forced to convert a convertible security before it otherwise would do so, which may decrease the portfolio's returns.
Credit.    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether. Lower quality securities (including securities whose ratings are considered below investment-grade and are classified as “junk bonds”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Currency.    To the extent that a portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments,
10

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio's investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio's assets.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a portfolio and reduce its returns. Derivatives may not perform as expected, so a portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.
Dividend.    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Foreign Investments/Developing and Emerging Markets.    To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
Growth Investing.    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and
11

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain portfolio investments, adversely affect values, and increase a portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.
Investment Model.    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for a portfolio.
Liquidity.    If a security is illiquid, a portfolio might be unable to sell the security at a time when a portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a portfolio invests. Rather, the market could favor securities to which a portfolio is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to portfolio costs and impair the ability of a portfolio to achieve its investment objectives.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or
12

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Real Estate Companies and Real Estate Investment Trusts (“REITs”).    Investing in real estate companies and REITs may subject a portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a portfolio could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.
When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.
Value Investing.    Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities a portfolio holds may not reach their full values. A particular risk of a portfolio's value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a portfolio's relative performance may suffer.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of a Portfolio, but are considered to be relevant to certain Portfolios.
Counterparty.    The entity with which a portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
13

MORE INFORMATION ABOUT THE PORTFOLIOS (continued)

Duration.    One measure of risk for debt instruments is duration. Duration measures the sensitivity of a bond's price to interest rate movements and is one of the tools used by a portfolio manager in selection of debt instruments. Historically, the maturity of a bond was also used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of the average life of a bond on a present value basis which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. As a point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation. For example, the price of a bond with an average duration of 4.5 years would be expected to fall approximately 4.5% if interest rates rose by one percentage point. Conversely, the price of a bond with an average duration of 4.5 years would be expected to rise approximately 4.5% if interest rates dropped by one percentage point.
Increase in Expenses.    Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio's Annual Portfolio Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the portfolio's assets decrease. The portfolio's assets may decrease and portfolio expense ratios increase for many reasons, including volatility in the portfolio's net asset value caused by volatility in the secondary markets for assets in which the portfolio invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a portfolio. If investments by these other funds result in large inflows of cash to or outflows of cash from the portfolio, the portfolio's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions.
Manager.    A portfolio is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
14

PORTFOLIO HOLDINGS INFORMATION

A description of each Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the Portfolios' SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
15

MANAGEMENT OF THE PORTFOLIOS

The Investment Adviser
DSL, a Delaware limited liability company, serves as the investment adviser to each of the Portfolios. DSL has overall responsibility for the management of the Portfolios. DSL provides or oversees all investment advisory and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. DSL is registered with the SEC as an investment adviser and with Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.
DSL's principal office is located at 1475 Dunwoody Drive, West Chester, PA 19380. As of September 30, 2015, DSL managed approximately $36 billion in registered investment company assets.
Prior to May 2013, Voya Financial, Inc. was a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”). In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep was required to divest at least 25% of Voya Financial, Inc. by the end of 2013 and more than 50% by the end of 2014, and was required to divest the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of its common stock (the “IPO”). In October 2013, March 2014, and September 2014, ING Groep divested additional shares in several secondary offerings of common stock of Voya Financial, Inc. and concurrent share repurchases by Voya Financial, Inc. These transactions reduced ING Groep’s ownership interest in Voya Financial, Inc. to 32%. Voya Financial, Inc. did not receive any proceeds from these offerings.
In November 2014, through an additional secondary offering and the concurrent repurchase of shares by Voya Financial, Inc., ING Groep further reduced its interest in Voya Financial, Inc. below 25% to approximately 19% (the “November 2014 Offering”). The November 2014 Offering was deemed by the Adviser to be a change of control (the “Change of Control”), which resulted in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser(s) provide services to the Portfolios. In anticipation of this termination, and in order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted, in 2013 the Board approved new advisory and sub-advisory agreements for the Portfolios in connection with the IPO. In addition, in 2013, shareholders of each Portfolio approved new investment advisory and affiliated sub-advisory agreements prompted by the IPO, as well as any future advisory and affiliated sub-advisory agreements prompted by the Separation Plan that are approved by the Board and that have terms not materially different from the current agreements. This meant that shareholders would not have another opportunity to vote on a new agreement with the Adviser or a current affiliated sub-adviser even upon a change of control prompted by the Separation Plan, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
On November 18, 2014 in response to the Change of Control, the Board, at an in-person meeting, approved new investment advisory and sub-advisory agreements. At that meeting, the Adviser represented that the new investment advisory and affiliated sub-advisory agreements approved by the Board were not materially different from the agreements approved by shareholders in 2013 and no single person or group of persons acting together was expected to gain “control” (as defined in the 1940 Act) of Voya Financial, Inc. As a result, shareholders of the Portfolios will not be asked to vote again on these new agreements with the Adviser and affiliated sub-advisers.
In March 2015, ING Groep divested the remainder of its interest in Voya Financial, Inc. through a secondary offering of Voya Financial, Inc.’s common stock and a concurrent share repurchase by Voya Financial, Inc. Voya Financial, Inc. did not receive any proceeds from these transactions.
Management Fee
The Adviser receives an annual fee for its services to each Portfolio. The fee is payable in monthly installments based on the average daily net assets of each Portfolio.
16

MANAGEMENT OF THE PORTFOLIOS (continued)

The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its duties.
The following table shows the aggregate annual management fee paid by each Portfolio for the most recent fiscal year as a percentage of that Portfolio’s average daily net assets.
Management Fees
Voya Large Cap Growth Portfolio[1]	0.54%
Voya Large Cap Value Portfolio[2]	0.62%
1	Effective May 1, 2015, the Adviser receives an annual advisory fee equal to the following as a percentage of the Portfolio’s average daily net assets: 0.650% on the first $5.5 billion, 0.620% on the next $1.5 billion, 0.600% on the next $3 billion, and 0.590% on assets in excess of $10 billion. Prior to May 1, 2015, the Adviser received an annual advisory fee equal to the following as a percentage of the Portfolio’s average daily net assets: 0.550% on the first $5.5 billion, 0.520% on the next $1.5 billion, and 0.500% on assets in excess of $7 billion.
2	Effective August 14, 2015, the Adviser receives an annual advisory fee equal to the following as a percentage of the Portfolio’s average daily net assets: 0.750% on the first $500 million, 0.700% on the next $1.5 billion, 0.650% on assets in excess of $2 billion. Prior to August 14, 2015, the Adviser received an annual advisory fee equal to the following as a percentage of the Portfolio’s average daily net assets: 0.750% on the first $500 million, and 0.700% on assets in excess of $500 million.
For information regarding the basis for the Board’s approval of the investment advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2014 and the unaudited semi-annual shareholder report dated June 30, 2015. For information regarding the basis for the Board’s approval of the investment sub-advisory relationships, please refer to the Portfolios’ annual shareholder report dated December 31, 2014.
At a meeting held on March 12, 2015, the Board approved amending and restating the Portfolios’ Investment Management Agreement so that, effective May 1, 2015, the terms of each Portfolio’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee. The single management fee rate under each Portfolio’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for the Portfolio and, under each Portfolio’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to the Portfolio.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of each Portfolio's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Portfolios. The Adviser has ultimate responsibility, subject to the oversight of the Portfolios’ Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolios and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Portfolios’ Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Portfolios the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Portfolios. Pursuant to the exemptive relief, the Adviser, with the approval of the Portfolios’ Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolios’ assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of a Portfolio or add a new sub-adviser to a Portfolio, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of a Portfolio and a change to the investment strategies of the Portfolio.
Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Portfolio.
17

MANAGEMENT OF THE PORTFOLIOS (continued)

The “manager-of-managers” structure and reliance on the exemptive relief has been approved by each Portfolio’s shareholders.
Voya Investment Management Co. LLC
Voya  Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of September 30, 2015, Voya IM managed approximately $80.7 billion in assets.
The following individuals are jointly responsible for the day-to-day management of Voya Large Cap Growth Portfolio.
Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined Voya IM in February 2004. Prior to joining Voya IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.
Jeffrey Bianchi, CFA, Portfolio Manager of Voya IM's large cap growth and mid cap growth strategies, joined Voya IM in 1994 as a quantitative analyst and later became a fundamental research analyst in 1995. Mr. Bianchi has had primary responsibility for the health care sector as well as other growth sectors, including technology and consumer. He assumed assistant portfolio management duties on the large cap growth strategy in 2000, and was named a portfolio manager on the strategy in 2008. He also assumed portfolio manager responsibilities of the mid cap growth strategy in 2005.
Michael Pytosh, Portfolio Manager and Head of Equities, joined Voya IM in 2004 as a senior analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm's president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
06/14/10	ING Large Cap Growth Portfolio	Voya Investment Management Co. LLC*
04/30/10	ING Wells Fargo Omega Growth Portfolio	Wells Capital Management Inc.*
Since inception	ING Evergreen Omega Portfolio	Evergreen Investment Management Company, LLC
*	Changes to principal investment strategies and sub-adviser. Performance prior to this date is attributable to the previous sub-adviser.
The following individuals are jointly responsible for the day-to-day management of Voya Large Cap Value Portfolio.
Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined Voya IM in February 2004. Prior to joining Voya IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.
Vincent Costa, CFA, Portfolio Manager, also serves as Head of the Portfolio Engineering Group responsible for managing quantitative research and both engineered and fundamental strategies. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa managed quantitative equity investments at both Merrill Lynch Investment Management and Bankers Trust Company.
Kristy Finnegan, CFA, Assistant Portfolio Manager, covers various sectors for Voya IM’s value team. Ms. Finnegan joined Voya IM in November 2001 as an analyst covering the technology sector and later covering the consumer sectors. Prior to joining Voya IM, she was an investment banking analyst at SunTrust Equitable Securities in Nashville, Tennessee where she focused on deals primarily in the education and health care sectors.
18

MANAGEMENT OF THE PORTFOLIOS (continued)

Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
01/21/11	ING Large Cap Value Portfolio*	Voya Investment Management Co. LLC
Since inception	ING Pioneer Equity Income Portfolio	Pioneer Investment Management, Inc.
*	Name change, change in sub-adviser and change in principal investment strategies. Performance prior to the effective date is attributable to the previous sub-adviser.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in each Portfolio.
Performance of a Similarly Managed Mutual Fund
Voya Large Cap Value Portfolio has substantially similar investment objectives, policies and investment strategies as an existing mutual fund (“Comparable Portfolio”) that is sold directly to the public on a retail basis and that is advised or sub-advised by Voya IM.
The historical performance of the Comparable Portfolio is presented below. You should not consider the performance of the Comparable Portfolio as an indication of the future performance of the Portfolio. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Portfolio and not those to be paid by the Portfolio. The Comparable Portfolio's performance information shown below does not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of Variable Contracts. You should refer to the separate account prospectuses, prospectus summary or disclosure statement describing the Variable Contracts for information pertaining to these insurance fees and charges. If the insurance fees or charges were included, the performance results would be lower. The results shown below reflect the reinvestment of dividends and distributions and, aside from fee and expense differences, were calculated in the same manner that will be used by the Portfolio to calculate its own performance. Performance is net of all other fees including sales load. Please be advised that the sub-adviser of the Portfolio may manage other substantially similar mutual funds, the performance of which is not shown.
While the Portfolio is managed in a manner substantially similar to that of the Comparable Portfolio, investors should be aware that the Portfolio is not the same fund and will not have the same performance. Investments made by the Portfolio at any given time may not be the same as those made by the Comparable Portfolio. Different performance will result due to factors such as differences in the cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Portfolio may be lower than the total operating expenses of the Portfolio. In such instances, the performance of the Comparable Portfolio would be negatively impacted if the total operating expenses of the Portfolio had been used to compute the Comparable Portfolio's performance.
The following table shows the average annual total returns of the Comparable Portfolio for the stated periods ended December 31, 2014, as well as a comparison with the performance of the applicable benchmark(s).
		1 Year	3 Years	5 Years	10 Years (or since inception)
Voya Large Cap Value Fund - Class A (PEQIX)%		9.53	17.62	14.96	8.43[1]
Russell 1000® Value Index[2]	%	13.45	20.89	15.42	6.56
1	The Fund commenced operations on December 18, 2007.
2	The index returns do not reflect deductions for fees and expenses.
19

MANAGEMENT OF THE PORTFOLIOS (continued)

The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Distributor is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. See “Principal Underwriter” in the SAI.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
20

HOW SHARES ARE PRICED

Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolio’s Board. Such procedures provide, for example, that:
•	Exchange-traded securities are valued at the mean of the closing bid and ask.
•	Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity individual trading characteristics and other market data.
•	Securities traded in the over-the-counter market are valued based on prices provided by independent pricing services or market makers.
•	Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes.
•	Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse.
•	Over-the-counter swap agreements are valued using a price provided by an independent pricing service.
•	Forward foreign currency contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service.
•	Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved
21

HOW SHARES ARE PRICED (continued)

degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
When your Variable Contract or Qualified Plan is buying shares of a Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by a Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
22

HOW TO BUY AND SELL SHARES

Class R6 shares may be purchased without a sales charge. Class R6 shares are offered to the following investors, provided that these investors do not require a Portfolio or an affiliate of a Portfolio (including the Portfolio’s Adviser and any affiliate of the Adviser) to make, and the Portfolio or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares: insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolios, other investment companies (as permitted by the 1940 Act),and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. Certain Portfolios may not be available as investment options in your Variable Contract, through your Qualified Plan or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to one of the Portfolios and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf.
The Portfolios currently do not foresee any disadvantages to investors if a Portfolio serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which a Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolios may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.
In addition, each Portfolio's shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with Voya affiliated mutual funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, a Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, a Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and the Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a Portfolio as a result of these transactions. So long as a Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
In addition, the Portfolio's shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with Voya affiliated mutual funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and the Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
The Portfolios reserve the right to suspend the offering of shares or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Such availability is subject to management’s determination of the appropriateness of investment in Class R6 shares.
23

FREQUENT TRADING - MARKET TIMING

The Portfolios are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of a Portfolio. Shares of the Portfolios are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolios' Adviser or affiliated entities have agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolios.
The Portfolios rely on the financial intermediaries to monitor frequent, short-term trading within a Portfolio by their customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolios may make a determination that certain trading activity is harmful to the Portfolios and their shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolios may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolios seek assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
The Portfolios believe that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolios or their shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolios and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease a Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on a Portfolio's performance.
Portfolios that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolios based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by a Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that a Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.
Although the policies and procedures known to the Portfolios that are followed by the financial intermediaries that use the Portfolios and the monitoring by the Portfolios are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolios will occur. Moreover, decisions about allowing trades in the Portfolios may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of a Portfolio's shareholders.
24

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. No dealer compensation is paid from the sale of Class R6 shares of a Portfolio. Class R6 shares do not have sales commissions, pay 12b-1 fees, or make payments to financial intermediaries/broker-dealers for assisting the Distributor in promoting the sales of a Portfolio's shares. In addition, neither a Portfolio nor its affiliates make any type of administrative, service, or revenue sharing payments in connection with Class R6 shares.
25

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
Each Portfolio declares and pays dividends from net investment income at least annually. Each Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolios at the NAV of such shares on the payment date unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of a Portfolio's distributions may constitute a return of capital.
To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution.
Tax Matters
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
Each Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, a Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.
Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts.
Since the sole shareholders of the Portfolios will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Variable Contracts, see the prospectus for the contract.
See the SAI for further information about tax matters.
THE TAX STATUS OF YOUR INVESTMENT IN A PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTRACT.
26

INDEX DESCRIPTIONS

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratio and higher forecasted growth values.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.
27

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. Certain information reflects the financial results for a single share. The total returns in the tables represent the rate of return that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and /or distributions). The information (except for the period ended June 30, 2015) has been audited by KPMG LLP, whose report, along with each Portfolio’s financial statements, is included in each Portfolio’s Annual Report, which is available upon request. The information for the period ended June 30, 2015 is derived from each Portfolio’s unaudited financial statements which are included in each Portfolio’s unaudited semi-annual shareholder report dated June 30, 2015 and is available upon request.
Because Class R6 shares of each Portfolio had not commenced operations as of the fiscal year ended December 31, 2014 or the semi-annual period ended June 30, 2015 such share class financial highlights are not presented; however, financial highlights for Class I shares are presented for each Portfolio. Annual returns would differ only to the extent that Class R6 shares and Class I shares have different expenses.
28

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Large Cap Growth Portfolio
Class I
06-30-15	20.05	0.06•	0.73	0.79	—	—	—	—	—	20.84	3.94	0.67	0.62	0.62	0.59	1,861,636	34
12-31-14	19.10	0.12	2.38	2.50	0.10	1.45	—	1.55	—	20.05	13.62	0.68	0.60	0.60	0.63	1,837,186	65
12-31-13	14.80	0.09	4.46	4.55	0.09	0.16	—	0.25	—	19.10	30.95	0.68	0.60	0.60	0.61	1,469,089	77
12-31-12	12.72	0.16•	2.13	2.29	0.08	0.13	—	0.21	—	14.80	18.10	0.67	0.60	0.60	1.09	969,313	79
12-31-11	13.27	0.12•	0.25	0.37	0.04	—	0.88	0.92	—	12.72	2.48	0.69	0.60	0.60	0.92	629,091	77
12-31-10	11.63	0.09	1.60	1.69	0.05	—	—	0.05	—	13.27	14.59	0.62	0.60†	0.60†	0.69†	299,170	134
Voya Large Cap Value Portfolio
Class I
06-30-15	12.50	0.13•	(0.10)	0.03	—	—	—	—	—	12.53	0.24	0.75	0.64	0.64	2.09	628,645	52
12-31-14	11.80	0.23	0.95	1.18	0.26	0.22	—	0.48	—	12.50	10.09	0.75	0.64	0.64	1.98	643,803	111
12-31-13	9.23	0.19•	2.64	2.83	0.26	—	—	0.26	—	11.80	30.86	0.76	0.66	0.66	1.78	558,826	104
12-31-12	8.26	0.21•	0.99	1.20	0.23	—	—	0.23	—	9.23	14.71	0.80	0.69	0.69	2.35	273,167	96
12-31-11	8.06	0.24•	0.04	0.28	0.08	—	—	0.08	—	8.26	3.51	0.80	0.69	0.69	2.94	248,161	92
12-31-10	6.94	0.18	1.14	1.32	0.20	—	—	0.20	—	8.06	19.37	0.79	0.69†	0.69†	2.32†	142,983	19
See Accompanying Notes to Financial Highlights
29

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
30

TO OBTAIN MORE INFORMATION
You'll find more information about the Portfolios in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolios' annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolios' performance during the applicable reporting period, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolios. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Portfolios' SEC file number. The file number is as follows:
Voya Investors Trust	811-5629
Voya Large Cap Growth Portfolio Voya Large Cap Value Portfolio
PRO-5629-R6	(1115-112015)

STATEMENT OF ADDITIONAL INFORMATION
November 20, 2015
Voya Investors Trust
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-366-0066
Voya Large Cap Growth Portfolio
Class/Ticker: R6/VRLCX
Voya Large Cap Value Portfolio
Class/Ticker: R6/VLCRX
This Statement of Additional Information (“SAI”) contains additional information about each Portfolio listed above. This SAI is not a prospectus and should be read in conjunction with the Prospectus dated November 20, 2015, as supplemented or revised from time to time. Each Portfolio’s financial statements for the fiscal year ended December 31, 2014, including the independent registered public accounting firm’s report thereon found in each Portfolio’s most recent annual report to shareholders, are incorporated into this SAI by reference. Each Portfolio’s Prospectus and annual or unaudited semi-annual shareholder reports may be obtained free of charge by contacting the Portfolio at the address and phone number written above or by visiting our website at www.voyainvestments.com.
The unaudited financial statements from each Portfolio’s semi-annual shareholder report for the fiscal period ending June 30, 2015 are also incorporated herein by reference.

INTRODUCTION AND GLOSSARY
This SAI is designed to elaborate upon information contained in each Portfolio’s Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of some of each Portfolio’s securities and investment techniques. Some investment techniques are described only in the Prospectus and are not repeated here.
Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectus and some additional terms are defined particularly for this SAI.
Following are definitions of general terms that may be used throughout this SAI:
1933 Act: Securities Act of 1933, as amended
1934 Act: Securities Exchange Act of 1934, as amended
1940 Act: Investment Company Act of 1940, as amended
Administrator: Voya Funds Services, LLC
Affiliated Fund: A fund within the Voya family of funds
Board: The Board of Trustees for the Trust
Business Day: Each day the NYSE opens for regular trading
CFTC: United States Commodity Futures Trading Commission
Code: Internal Revenue Code of 1986, as amended
Distributor: Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC)
Distribution Agreement: The Distribution Agreement for each Portfolio, as described herein
ETF: Exchange Traded Fund
Expense Limitation Agreement: The Expense Limitation Agreement(s) for each Portfolio, as described herein
FDIC: Federal Deposit Insurance Corporation
FHLMC or “Freddie Mac”: Federal Home Loan Mortgage Corporation
FINRA: Financial Industry Regulatory Authority, Inc.
Fiscal Year End of each Portfolio: December 31
Fitch: Fitch Ratings
FNMA or “Fannie Mae”: Federal National Mortgage Association
Portfolio: One or more of the investment management companies listed on the front cover of this SAI
GNMA: Government National Mortgage Association
Independent Trustees: The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of each Portfolio
Interested Trustees: The Trustees of the Board who are currently treated as “interested persons” (as defined in the 1940 Act) of each Portfolio
Investment Management Agreement: The Investment Management Agreement for each Portfolio, as described herein
IPO: Initial Public Offering
IRA: Individual Retirement Account
IRS: United States Internal Revenue Service
Moody’s: Moody’s Investors Service, Inc.
NAV: Net Asset Value
NRSRO: Nationally Recognized Statistical Rating Organization
NYSE: New York Stock Exchange
OTC: Over-the-counter
Principal Underwriter: Voya Investments Distributor, LLC or the “Distributor”
Prospectus: One or more prospectuses for each Portfolio

REIT: Real Estate Investment Trust
RIC: A “Regulated Investment Company,” pursuant to the Code
S&L: Savings & Loan Association
S&P: Standard & Poor’s Ratings Services
SEC: United States Securities and Exchange Commission
Sub-Adviser: One or more sub-advisers for a Portfolio, as described herein
Sub-Advisory Agreement: The Sub-Advisory Agreement(s) for each Portfolio, as described herein
Underlying Funds: Unless otherwise stated, other mutual funds or ETFs in which each Portfolio may invest
Voya family of funds or the “funds”: All of the RICs managed by Voya Investments or DSL
Voya IM: Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investments: Voya Investments, LLC (formerly, ING Investments, LLC)
Adviser: Unless otherwise stated, Directed Services LLC or DSL
The Trust: Voya Investors Trust
HISTORY OF the Trust
Voya Investors Trust, an open-end management investment company that is registered under the 1940 Act, was organized as a Massachusetts business trust on August 3, 1988. On January 31, 1992, the name of the Trust changed from The Specialty Managers Trust to The GCG Trust. On May 1, 2003, the name of the Trust changed from The GCG Trust to ING Investors Trust. On May 1, 2014, the name of the Trust changed from ING Investors Trust to Voya Investors Trust.
Portfolio Name Changes During the Past Ten Years
Portfolio	Former Name	Date of Change
Voya Large Cap Growth Portfolio	ING Large Cap Growth Portfolio	May 1, 2014
	ING Wells Fargo Omega Growth Portfolio	June 14, 2010
	ING Evergreen Omega Portfolio	April 30, 2010
Voya Large Cap Value Portfolio	ING Large Cap Value Portfolio	May 1, 2014
	ING Pioneer Equity Income Portfolio	January 21, 2011

SUPPLEMENTAL DESCRIPTION OF Portfolio INVESTMENTS AND RISKS
Diversification
The 1940 Act generally requires that a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).
A non-diversified investment company under the 1940 Act means that a Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified company. When compared to a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.
Concentration
Each Portfolio does not “concentrate” (for purposes of the 1940 Act) its assets in securities related to a particular industry.
Investments, Investment Strategies, and Risks
The following pages identify various securities and investment techniques used by the adviser or a sub-adviser in managing each Portfolio and provide a more detailed description of those securities and investment techniques along with the risks associated with them. A Portfolio may use any or all of these techniques at any one time, and the fact that the Portfolio may use a technique does not mean that the technique will be used. A Portfolio’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Portfolio’s investment objective, policies, and restrictions described in the Portfolio’s Prospectus and/or in this SAI, as well as the federal securities laws. There can be no assurance that a Portfolio will achieve its investment objective. Each Portfolio’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques a Portfolio utilizes is set out below. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Prospectus. Where a particular type of security or investment technique is not discussed in a Portfolio’s Prospectus that security or investment technique is not a principal investment strategy, and the Portfolio will not invest more than 5% of its assets in such security or investment technique. See each Portfolio’s fundamental and non-fundamental investment restrictions for further information.
EQUITY SECURITIES
The market price of equity securities, such as common stocks and preferred stocks, owned by a Portfolio may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed-income securities.
Common Stocks
Common stocks represent an equity (or ownership) interest in a company. This ownership interest generally gives a Portfolio the right to vote on issues affecting the company’s organization and operations. In the case of a diversified fund, such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets, and financial resources, and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies because the securities typically are traded in lower volume and because the issuers typically are subject in a greater degree to changes in earnings and prospects.
Other types of equity securities may also be purchased, including convertible securities, preferred stocks, rights, warrants, or other securities that are exchangeable for, or otherwise provide similar exposure to, shares of common stocks.
Convertible Securities
A convertible security is a security that may be converted, either at a stated price or rate within a specified period of time, into a specified number of shares of a common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. Convertible securities include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stocks of the issuer.
By investing in convertible securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth at market value if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.
Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stocks.
The market value of convertible securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Portfolio is called for redemption, the Portfolio must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by a Portfolio because the Portfolio purchases such securities for their equity characteristics.
Corporate Reorganizations
Indebtedness and participations, secured and unsecured, of debtor companies involved in reorganization or financial restructuring may be in the form of loans, notes, bonds, or debentures. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be in the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails to adequately recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser or a Sub-Adviser. The Adviser or a Sub-Adviser must appraise the value of the issuer and its component businesses, the assets or securities to be received as a result of the contemplated transaction, the financial resources and business motivation of the offer, and the dynamics of the business climate when the offer or proposal is in progress.
Hard Asset Securities
The production and marketing of hard assets or global resources may be affected by actions and changes in governments. In addition, hard asset companies and securities of hard asset companies may be cyclical in nature. During periods of economic or financial instability, the securities of some hard asset companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices, and possible instability of supply of various hard assets. In addition, some hard asset companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of hard asset companies may also experience greater price fluctuations than the relevant hard asset. In periods of rising hard asset prices, such securities may rise at a faster rate and, conversely, in time of falling hard asset prices, such securities may suffer a greater price decline.
IPOs
IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.
Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.
The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, a Portfolio’s Adviser or Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Portfolio. Any gains from shares held for one (1) year or less will be treated as short-term gains, taxable as ordinary income to a Portfolio’s shareholders.
In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Portfolio’s performance when the Portfolio’s asset base is small. Consequently, IPOs may constitute a significant portion of a Portfolio’s returns particularly when the Portfolio is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a Portfolio’s assets as it increases in size and, therefore, have a more limited effect on the Portfolio’s performance in the future.
There can be no assurance that IPOs will continue to be available for the Portfolios to purchase. The number or quality of IPOs available for purchase by the Portfolios may vary, decrease, or entirely disappear. In some cases, a Portfolio may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Portfolio to realize a profit.
Internet and Internet-Related Companies
Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services, and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions, or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may negatively affect the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses. Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings.
Risks Associated with Investment in the Internet Industry
The value of a Portfolio’s shares invested in the Internet industry will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which IPOs occurred recently have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations, and financial condition.
Master Limited Partnerships (“MLPs”)
Certain companies are organized as MLPs in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development, and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (like a fund that invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement. The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Moreover, one of the principal benefits derived from an investment in MLPs is largely dependent upon the MLPs generally being treated as partnerships for U.S. federal income tax purposes. As a partnership, an MLP incurs no entity-level U.S. federal income tax liability. If, as a result of a change in current law or a change in any MLP’s business, an affected MLP were to be treated as a corporation for U.S. federal income tax purposes, the MLP would be subject to U.S. federal income tax on its income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, if an MLP were to be treated as a corporation for U.S. federal income tax purposes, the amount of cash available for distribution by such MLP would be reduced, and distributions received by a Portfolio from the MLP would be subject to tax under U.S. federal income tax laws applicable to corporate distributions (i.e., as dividend income, return of capital, or capital gain, as appropriate). Therefore, the treatment of any MLP as a corporation for U.S. federal income tax purposes could result in a reduction in the after-tax return to a Portfolio, likely causing a reduction in the value of the Portfolio’s shares. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate or oil and gas industries.
Mid- and/or Small-Capitalization Companies
Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines, and the frequent lack of depth of management. The securities of smaller companies are often traded OTC and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The trading volume of securities of mid-capitalization and small-capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.
Other Investment Companies
An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts, and management companies.
Generally, a Portfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of the Portfolio’s total assets in the investment company; or (iii) invest more than 10% of the Portfolio’s total assets in all investment company holdings. Each of the Portfolios may invest beyond these limits to the extent permitted under the 1940 Act or to the extent it operates under an exemptive order exempting it from the provisions of the 1940 Act.
For so long as shares of a Portfolio are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the Portfolio will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. A Portfolio’s investments in certain private investment vehicles are not subject to this restriction.
There are some potential disadvantages associated with investing in other investment companies. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio would also bear its pro rata portions of each other investment company’s advisory and operational expenses. When a Portfolio invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
ETFs
ETFs are passively managed investment companies traded on a securities exchange whose goals may be to track or replicate a desired index, such as a sector, market, or global segment. The goal of a passive ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. ETFs are traded on exchanges similarly to publicly traded companies. Consequently, the risks and costs are similar to that of a publicly traded company. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the price of an ETF may vary significantly from the NAV of the ETF’s underlying indices. Additionally, if a Portfolio elects to redeem its ETF shares rather than selling them in the secondary market, the Portfolio may receive the underlying securities which it would then have to sell in order to obtain cash. Additionally, when a Portfolio invests in an ETF, shareholders of the Portfolio bear their proportionate share of the underlying ETF’s fees and expenses.
Market Trading Risks for ETFs
Absence of Active Market. Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.
Risks of Secondary Listings. An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risks. Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders. Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.
Holding Company Depositary Receipts (“HOLDRs”)
HOLDRs are trust-issued receipts that represent a Portfolio’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stocks. For example, a Portfolio’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.
Index-Related Securities (“Equity Equivalents”)
Equity Equivalents are securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), Standard & Poor’s Depositary Receipts (“SPDRs”) (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), iShares MSCI Index Shares (“iShares”) (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and PowerShares QQQTM (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market). Such securities are similar to index mutual funds but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an Equity Equivalent seeks to track perform poorly, the Equity Equivalent security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Portfolio’s assets across a broad range of equity securities.
To the extent a Portfolio invests in securities of other investment companies, Portfolio shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing, and other operational expenses. Indirectly, shareholders of the Portfolio may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a Portfolio’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of a Portfolio.
iShares track the performance of several international equity indices. Each country index series invests in an optimized portfolio of common stocks based on that country’s MSCI benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAV of their underlying indices and supply and demand of iShares on the NYSE MKT LLC (“NYSE MKT”). To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the NYSE MKT necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Portfolio’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iShares as part of its investment strategy.
SPDRs are securities traded on the NYSE MKT that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index. The SPDR Trust is sponsored by a subsidiary of the NYSE MKT. SPDRs may be used for several reasons including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.
Investment Companies that Invest in Senior Loans
Some investment companies invest primarily in interests in variable or floating rate loans or notes (“Senior Loans”). Senior Loans, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common stockholders.
Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Portfolio’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.
Senior Loans usually include restrictive covenants that must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.
Risks of Senior Loans
Credit Risk. Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rate lower than investment-grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment-grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of the dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.
Collateral. Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loans. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under-collateralized.
Limited Secondary Market. Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Portfolio’s ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Reliable market value quotations may not be readily available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.
Hybrid Loans. The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”). With Hybrid Loans, a Portfolio may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.
Subordinated and Unsecured Loans. The primary risk arising in connection with subordinated loans is that because the holder’s interested in subordinated, there is the potential for loss in the event of default by the issuer of the loans. Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.
Preferred Stocks
A preferred stock represents an equity (or ownership) interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Unlike common stock, preferred stock may offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation and may be “participating” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.
Private Funds
Private funds are U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile. Because private funds under certain circumstances are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in Sections 3(c)(1) or 3(c)(7) of the 1940 Act, a Portfolio’s ability to invest in them will be limited. In addition, shareholders of a Portfolio will remain subject to the Portfolio’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of a Portfolio to dispose of interests in private funds is very limited and involves risks, including loss of the entire investment in the private fund.

Private funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, a Portfolio owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. A Portfolio receives a stream of cash flows in the form of interest payments from the underlying assets. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers of the securities remain members of the tracked index.
The pooled investments allow a Portfolio to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed-income securities. Because the pooled investments hold securities of many issuers, the default of a few issuers would not impact the Portfolio significantly. However, a Portfolio bears its proportionate share of any expenses incurred by the pooled investments. In addition, a Portfolio assumes the liquidity risks generally associated the privately offered pooled investments.
Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interest. Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.
A Portfolio cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.
Private funds also include investments in certain structured securities. Structured securities include notes, bonds, or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.
Rules governing the federal income tax aspects of commodity-linked structured securities are in a developing stage and are not entirely clear in certain respects, particularly in light of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a RIC. A Portfolio intends to limit its investments in commodity-linked structured securities in a manner designed to maintain its qualification as a RIC under the Code. However, these investment decisions involve judgment and the IRS may not agree with the determinations made by a fund. If the IRS does not agree, the status of a fund as a RIC might be jeopardized. The IRS has announced an internal review of its position with respect to the tax treatment of RICs that invest in commodity-related investments, and a moratorium on the issuance of new private letter rulings to RICs with respect to these investments. Future developments in this area could necessitate a future change to a fund’s investment strategies.
REITs
Real estate securities include investment in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses, and REITs. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the northeastern United States, or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.
A REIT is a corporation or business trust that meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a qualified pass through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.
REITs are sometimes informally characterized as equity REITs, mortgage REITs, or a combination of equity REITs and mortgage REITs. Equity REITs invest most of their assets directly in real estate property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Portfolio.
Risks Associated with Investing in REITs and the Real Estate Industry in General

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type, or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of REIT’s investments in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of REIT’s investments in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.
Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
Although a Portfolio will not invest directly in real estate, the Portfolio may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Risks of real estate securities and REITs include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the cleanup of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war, or other acts of violence; and (xiv) adverse developments in the real estate industry.
In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing for a single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under applicable tax credits and to maintain an exemption under the 1940 Act. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document and such REITs run the risk of liquidating at an economically inopportune time. To the extent a Portfolio invests in international REITs, such a REIT may be considered a “passive foreign investment company” which may result in an adverse situation for the Portfolio.
Risk Arbitrage Securities and Distressed Companies
A merger, tender or exchange offer, or other corporate restructuring proposed at the time a Portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to a Portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.
Small Companies
Small companies, some of which may be unseasoned, may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities and a Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities, less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be illiquid. The ability of a Portfolio to dispose of such securities may be limited and a Portfolio may have to continue to hold such securities during periods when a Sub-Adviser would otherwise have sold the security. It is possible that a Sub-Adviser or its affiliates or clients may hold securities issued by the same issuers and may in some cases, have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a Portfolio which it manages.
Special Situations Companies
A special situation arises when, in the opinion of a Portfolio’s Adviser or a Sub-Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in special situations often involve much greater risk than is inherent in ordinary investment securities.
Stock Purchase Rights
Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the stock purchase rights is normally at a discount from market value of the common stock at the time of distribution. The stock purchase rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a stock purchase right does not necessarily change with the value of the underlying securities and they expire worthless if they are not exercised on or prior to their expiration date.
Unseasoned Companies
Unseasoned companies are companies with a record of less than three (3) years’ continuous operation including the operations of any predecessors and parents. These companies have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
FIXED-INCOME INVESTMENTS
The value of fixed-income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt instrument, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.
While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, a Portfolio may consider convertible securities or equity securities to gain exposure to such investments.
At times, in connection with the restructuring of a preferred stock or fixed-income instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Portfolio may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed-income instrument. Depending upon, among other things, the Adviser’s or a Sub-Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by a Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.
Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s or BBB- from S&P, or a comparable rating from another NRSRO, or, if not rated by an NRSRO, are determined by the Adviser or a Sub-Adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.
Asset-Backed Securities
Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt, and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a Collateralized Mortgage Obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Portfolio’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments and the Portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates. In the case of privately-issued mortgage-backed and asset-backed securities, a Portfolio takes the position that such instruments do not represent interests in any particular industry or group of industries.
Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable, or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.
Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted below with respect to CMOs and Real Estate Mortgage Investment Conduits (“REMICs”), the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.
Asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.
Asset-backed securities can also include collateralized putable notes (“CPNs”). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. A CPN is also backed by interests in various assets, including other asset-backed securities, residential mortgage-backed securities, collateralized mortgage-backed securities, and other instruments.
It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for a Portfolio.
The non-mortgage-backed asset-backed securities in which a Portfolio may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables, and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.
The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.
The principal on asset-backed securities, like mortgage-backed securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a Portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A Portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit, and prepayment risks. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid. Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
The coupon rate of interest on mortgage-backed and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate. However, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.
Corporate Asset-Backed Securities

Corporate asset-backed securities, which are issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.
Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.
Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security. Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.
Banking Industry Obligations, Savings Industry Obligations, and Other Short-Term Investments
Banking industry obligations include, but are not limited to: (i) certificates of deposit; (ii) fixed time deposits; (iii) bankers’ acceptances; and (iv) other short-term debt obligations issued by commercial banks. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Portfolio will be dollar denominated obligations of domestic or foreign banks or financial institutions which, at the time of purchase, have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches) based on latest published reports or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.
Fixed time deposits are obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, because there is no market for such deposits. A Portfolio will not invest in fixed time deposits which: (i) are not subject to prepayment; or (ii) provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, such investment would mean that the Portfolio would exceed its limitation in illiquid securities.
When a Portfolio holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Portfolio may acquire.
For foreign banks there is a possibility that liquidity could be impaired because of: (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.
In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its respective investment objectives and policies stated above and in its Prospectuses, a Portfolio may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Fixed-time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

A Portfolio may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or S&L associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.
Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine (9) months and fixed rates of return, although such instruments may have maturities of up to one (1) year.
Corporate obligations include bonds and notes issued by corporations to finance longer term credit needs than supported by commercial paper. While such obligations generally have maturities of ten (10) years or more, the Portfolios may purchase corporate obligations which have remaining maturities of one (1) year or less from the date of purchase and which are rated Aa or higher by Moody’s, AA, or higher by S&P, or have received a comparable rating by another NRSRO, or, if not rated by a NRSRO, are determined by the Adviser or a Sub-Adviser to be of comparable quality.
Collateralized Debt Obligations (“CDOs”)
CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment-grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans including loans that may be rated below investment-grade or equivalent unrated loans.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment-grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs, and other CDOs are privately offered and sold and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the 1933 Act (“Rule 144A Securities”). In addition to the normal risks associated with fixed-income securities discussed elsewhere in this SAI and the Prospectuses (such as interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Commercial Paper
Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which, the lender may determine to invest varying amounts.
A Portfolio may invest in commercial paper (including variable rate master demand notes and extendable commercial notes) denominated in U.S. dollars and issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a Portfolio, the Portfolio may invest in commercial paper: (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P; (ii) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or S&P; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest.
Commercial paper obligations may include variable rate master demand notes. These notes are obligations that permit investment of fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount under the note, at any time, up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, a Portfolio’s Adviser or a Sub-Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. A Portfolio’s Adviser or a Sub-Adviser also will consider the extent to which the variable rate master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P. A Portfolio may invest in them only if the Adviser or a Sub-Adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered by the Portfolios to have a maturity of one day unless a Sub-Adviser has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix A for a description of Moody’s and S&P ratings applicable to commercial paper.

For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(a)(2) of the1933 Act as part of a private placement that meets liquidity standards under procedures adopted by the Board shall not be considered to be restricted.
Corporate Debt Instruments
Corporate debt instruments include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities. Some Portfolios may invest only in debt instruments that are investment-grade (rated Baa3 or better by Moody’s, BBB- or better by S&P, or, if not rated by Moody’s or S&P, a comparable rating from another NRSRO, or, if not rated by a NRSRO, are determined to be of comparable quality by the Portfolio’s Adviser or a Sub-Adviser). Other Portfolios may also invest in debt instruments that are rated below investment-grade. Investments in corporate debt instruments that are rated below investment-grade are described in “High-Yield Securities” below.
The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise. There is also a risk that the issuer of a debt security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument.
Debt instruments rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Bonds, and particularly those rated BBB- or Baa3, have speculative characteristics and may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal. Bonds rated below BBB- or Baa- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.
New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, a Portfolio will not accrue any income on these securities prior to delivery. A Portfolio will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt instruments equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.
A Portfolio also may invest in corporate debt instruments of foreign issuers (including preferred or preference stocks), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.
A Portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require a Portfolio to make distributions exceeding book income to qualify as a RIC for federal tax purposes.
Credit-Linked Notes (“CLNs”)
A CLN is generally issued by one party with a credit option or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a Portfolio in this case. A CLN is issued by a trust, a special purpose vehicle, and collateralized by securities. Because of its high ratings, a CLN may be purchased for a Portfolio in accordance to the Portfolio’s investment objective. A CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, a CLN holder receives either a fixed rate or a floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. A CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, a CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). A Portfolio cannot assure that it can implement a successful strategy regarding this type of investment.
Custodial Receipts and Trust Certificates
Custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). For certain securities law purposes, custodial receipts are not considered U.S. government securities.
Custodial receipts represent the right to receive either the principal amount or the periodic interest payments, or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.
The custodial receipts and trust certificates may be underwritten by securities dealers or banks representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities, or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments, or both on the underlying securities or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt a Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below, or rise above, a specified rate. Because some of these instruments represent relatively recent innovations and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information, and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and accordingly, purchases of such instruments by a Portfolio are based on the opinion of counsel to the sponsors of the instruments.
Delayed Funding Loans and Revolving Credit Facilities
Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans, up to a maximum amount, upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that, as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advancing additional funds, it will at all times, segregate assets determined to be liquid by a Portfolio’s Adviser or a Sub-Adviser in accordance with procedures established by its Board, in an amount sufficient to meet such commitments.
Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. A Portfolio will treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Portfolio’s limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of a Portfolio’s investment restriction relating to the lending of funds or assets.
Event-Linked Bonds
Event-linked bonds are fixed-income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Portfolio investing in the bond may lose a portion, or all, of its principal invested in the bond. If no trigger event occurs, a Portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for extensions of maturity that are mandatory, or optional, at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Portfolio to certain unanticipated risks including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Portfolio will only invest in catastrophe bonds that meet the credit quality requirements for a Portfolio.
Floating or Variable Rate Instruments
Floating or variable rate instruments normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating or variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A Portfolio would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds. Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually after the lapse of an intermediate term) may also be purchased by a Portfolio. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since a Portfolio may retain the bond if interest rates decline. By acquiring these types of instruments, a Portfolio obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer) to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.
Variable rate instruments held by a Portfolio may have maturities of more than one year, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Portfolio may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price will be treated as illiquid securities.
Credit rating agencies frequently do not rate floating and variable rate instruments; however, a Portfolio’s Adviser or a Sub-Adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Portfolio. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Portfolio. The absence of such an active secondary market could make it difficult for a Portfolio to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit. Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which a Portfolio invests. Such money market instruments are considered, for the purposes of a Portfolio’s investment, to be floating rate debt.
Government Trust Certificates
Government trust certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s or have received a comparable rating by another NRSRO.
Guaranteed Investment Contracts (“GICs”)
GICs are issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit portfolio of the insurance company’s general account. The insurance company then credits to a Portfolio, on a monthly basis, guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment and, together with other instruments invested in by a Portfolio which are not readily marketable, will not exceed the allowable limit for illiquid securities. The term of a GIC will be one (1) year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.
High-Yield Securities

High-yield securities (commonly referred to as “junk bonds”) are debt instruments that are rated lower than Baa3 by Moody’s, BBB- by S&P or, if not rated by Moody’s or S&P, of comparable quality. A Portfolio may also invest in high-yield, below investment-grade fixed-income securities which are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, of comparable quality. No minimum rating standard is required by the Portfolios.
High-yield securities include certain corporate debt obligations, higher yielding preferred stocks and mortgage-backed securities, and securities convertible into the foregoing. Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but they also typically entail greater potential price volatility and principal and income risk.
High-yield securities are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities but are reflected in a Portfolio’s NAV. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.
Investments in high-yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but also typically entail greater price volatility and principal and income risk.
The yields earned on high-yield bonds generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody’s description of its bond ratings:
•	Ba - judged to have speculative elements; their future cannot be considered as well assured.
•	B - generally lack characteristics of a desirable investment;
•	Caa - are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest;
•	Ca - speculative in a high degree; often in default; and
•	C - lowest rate class of bonds; regarded as having extremely poor prospects.
Moody’s also applies numerical indicators 1, 2, and 3 to rating categories.
•	1 indicates that the security is in the higher end of its rating category;
•	2 indicates a mid-range ranking; and
•	3 indicates a ranking towards the lower end of the category.
The following are excerpts from S&P’s description of its bond ratings:
•	BB, B, CCC, CC, C - predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation;
•	BB indicates the lowest degree of speculation;
•	C indicates the highest degree of speculation; and
•	D - in payment default.
S&P applies indicators “+,” no character and “-” to its rating categories. The indicators show relative standing within the major rating categories.
Certain securities held by a Portfolio may permit the issuer, at its option, to call or redeem its securities. If an issuer were to redeem securities held by a Portfolio during a time of declining interest rates, the Portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
While the Adviser or a Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Portfolios’ policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Sub-Adviser’s own independent and ongoing review of credit quality. To the extent a Portfolio invests in these lower rated securities, the achievement of its investment objective may be more dependent on the Sub-Adviser’s own credit analysis than in the case of a fund investing in higher quality fixed-income securities. These lower rated securities may also include zero-coupon bonds, deferred interest bonds and pay-in-kind bonds.
Risks Associated with High-Yield Securities
Medium- to lower rated and unrated securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:
High-Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes. High-yield securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high-yield securities may not fall as much as U.S. Treasury or investment-grade corporate bonds. Conversely, when interest rates fall these securities may underperform investment-grade corporate bonds because high-yield bond prices tend not to rise as much as the prices of these bonds.
The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals, and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and a Portfolio’s NAV. Furthermore, in the case of high-yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.
Payment Expectations. High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio may have to replace the security with a lower yielding security resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.
Liquidity and Valuation Risks. Lower rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds. The ability of a Portfolio’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market. To the extent a Portfolio owns illiquid or restricted high-yield securities; these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.
Taxation. Special tax considerations are associated with investing in securities structured as zero- coupon or pay-in-kind securities. A Portfolio reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.
Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of high-yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. Although the ratings of recognized rating services such as Moody’s and S&P are considered, a Portfolio’s Adviser or Sub-Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. Thus, the achievement of a Portfolio’s investment objective may be more dependent on the Adviser’s or Sub-Adviser’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The Adviser or Sub-Adviser continually monitors the investments in a Portfolio’s portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. A Portfolio may retain a security whose rating has been changed.
Congressional Proposals. New laws and proposed laws may negatively affect the market for high-yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities. Any such proposals, if enacted, could negatively affect a Portfolio’s NAV.
Indexed Securities
Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt instruments or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Currency-indexed securities typically are short-term to intermediate-term debt instruments whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.
Inflation-Indexed Bonds
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Portfolio also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates may decline, leading to an increase in value of inflation-indexed bonds. In contrast if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Inverse Floating Rate Securities
The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.
Lease Obligation Bonds
Lease obligation bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage, are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio’s limit on illiquid securities.
Loan Participations and Assignments
A loan participation is an undivided interest in a loan made by the issuing financial institution in the same proportion as the buyer’s participation interest bears to the total principal amount of the loan. The issuing financial institution may have no obligation to a Portfolio other than to pay such Portfolio the proportionate amount of the principal and interest payments it receives. Commercial loans may be secured or unsecured. Loan participations generally are offered by banks or other financial institutions or lending syndicates. A Portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. The participation interests that a Portfolio may invest in may not be rated by any NRSRO.

When purchasing loan participations, a Portfolio may assume the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Unless, under the terms of a loan or other indebtedness a Portfolio has direct recourse against a borrower, the Portfolio may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower. In the event that an agent bank or financial intermediary becomes insolvent, a Portfolio might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.
Unless, under the terms of the loan or other indebtedness, a Portfolio has direct recourse against the corporate borrower, the Portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio could experience a reduction in its income and its share price and yield could be adversely affected. In addition, the value of that loan participation might also decline. Loans that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrowing corporation’s obligation or that the collateral can be liquidated. If a Portfolio invests in loan participations with poor credit quality, the Portfolio bears a substantial risk of losing the entire amount invested. Investments in loans through a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to a Portfolio. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
Certain Portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Portfolio bears a substantial risk of losing the entire amount invested.
A Portfolio may be required to limit the amount of its total assets that it invests in any one issuer or in issuers within the same industry (see each Portfolio’s “Fundamental and Non-Fundamental Investment Policies”). For purposes of these limits, a Portfolio generally will treat the borrowing corporation as the “issuer” of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Portfolio and the borrowing corporation, if the participation does not shift to the Portfolio, the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Portfolio to treat both the lending bank or other lending institution and the borrowing corporation as “issuers” for the purposes of determining whether the Portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Portfolio were determined to be subject to the claims of the agent bank’s general creditors, the Portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (such as an insurance company or governmental agency) similar risks may arise.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Portfolio’s NAV than if that value were based on available market quotations, and could result in significant variations in the Portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Portfolios currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Portfolios’ limitation on illiquid investments.
Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of Portfolios or assets by a Portfolio.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Portfolios. For example, if a loan is foreclosed, a Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolios rely on the Adviser’s or a Sub-Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolios.
Mortgage-Backed Securities

Mortgage-backed securities represent participation interests in pools of adjustable and fixed-rate mortgage loans secured by real property. The types of mortgage-backed securities a Portfolio may invest in include adjustable rate mortgage securities, agency-related mortgage securities, CMOs, interest/principal only stripped mortgage-backed securities, REMICs, and subordinated mortgage securities. Most mortgage-backed securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers. A Portfolio may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements.
Mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers create pass through pools of conventional residential mortgage loans. In addition, such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.
It is expected that governmental or private entities may create mortgage loan pools offering pass through investments in addition to those described above. As new types of pass through securities are developed and offered to investors, the Adviser or a Sub-Adviser may, consistent with a Portfolio’s investment objectives, policies and restrictions, consider making investments in such new types of securities.
Other types of mortgage backed securities in which a Portfolio may invest include debt instruments that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage backed bonds and newer CMOs. Mortgage backed bonds are secured by pools of mortgages, but unlike pass through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.
Risks of Investing in Mortgage-Backed Securities
Investments in mortgage backed securities involve certain risks. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.
In periods of declining interest rates, prices of fixed-income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage backed securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-backed securities held by a Portfolio may be lengthened.
The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.
In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-backed securities. Because investments in mortgage backed securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.
Additionally, although mortgages and mortgage backed securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.
Further, SMBS are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the IO class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Portfolio could fail to fully recover its initial investment in a CMO residual or an SMBS.
Some of these mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.
Adjustable Rate Mortgage Securities (“ARMS”)

ARMs are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a Portfolio. Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.
Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.
The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.
There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: (i) those based on U.S. Treasury securities; and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.
Agency Mortgage-Backed Securities
Agency mortgage securities are mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. The dominant issuers or guarantors of mortgage-backed securities today are GNMA, FNMA and the FHLMC. GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions, and mortgage bankers. These instruments might be considered derivatives. The primary risk associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities”.)
FNMA: FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.
Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.
FHLMC Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.
The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.
FHLMC issues certificates representing interests in mortgage loans. FHLMC guarantees, to each holder of a FHLMC certificate, timely payment of the amounts representing a holder’s proportionate share in: (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC certificate, in each case whether or not such amounts are actually received. FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.
GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.
The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-backed securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.
Life of GNMA Certificates. The average life of a GNMA certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25 to 30 year maturities, the type of mortgages backing the vast majority of GNMA certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA certificates as 30 year mortgage backed securities that prepay fully in the twelfth year.
Yield Characteristics of GNMA Certificates. The coupon rate of interest of GNMA certificates is lower than the interest rate paid on the VA guaranteed or FHA insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA certificates. First, GNMA certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of a Portfolio would be reduced.
Collateralized Mortgage Obligations
A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC, or the FNMA, and their income streams.
CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of guaranteed pass through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct pass through of payments. CMOs are structured into multiple classes or “tranches,” each bearing a different date of maturity. Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.
CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as a Portfolio) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, a Portfolio may invest in securities issued by certain exempted issuers without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (i) invest primarily in mortgage backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.
In a typical CMO transaction, a corporation (issuer) issues multiple portfolios (e.g., A, B, C, and Z) of CMO bonds. Proceeds of the CMO bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the CMO bonds. Principal and interest payments from the collateral are used to pay principal on the CMO bonds in the order A, B, C, and Z. The portfolio’s A, B, and C CMO bonds all bear current interest. Interest on the portfolio’s Z CMO bond is accrued and added to the principal; a like amount is paid as principal on the portfolio’s A, B, or C CMO bond currently being paid off. When the portfolio’s A, B, and C CMO bonds are paid in full, interest and principal on the portfolio’s Z CMO bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.
The Portfolios consider GNMA-, FNMA-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-backed securities to be U.S. government securities for purposes of each Portfolio’s investment policies.
Commercial Mortgage-Backed Securities
Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Forward Roll Transactions
A Portfolio may enter into “forward roll” transactions with respect to mortgage-backed securities (also referred to as “mortgage dollar rolls”). In this type of transaction, a Portfolio sells a mortgage-backed security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to a Portfolio in excess of the yield on the securities that have been sold.
A Portfolio will only enter into “covered” rolls. To assure its future payment of the purchase price, a Portfolio will identify on its books liquid assets in an amount equal to the payment obligation under the roll.
These transactions have risks. During the period between the sale and the repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities a Portfolio sells may decline below the price at which a Portfolio is obligated to repurchase securities.
Interest/Principal Only Stripped Mortgage-Backed Securities (“SMBS”)
SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.
SMBS are usually structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the “Interest Only” or “IO” class), while the other class will receive the entire principal (the “principal-only” or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid is made by the Adviser or Sub-Adviser under guidelines and standards established by a Portfolio’s Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.
Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.
Privately-Issued Mortgage-Backed Securities

Mortgage-backed securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-backed securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages. A Portfolio limits its investments in privately issued mortgage-backed securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.
A Portfolio may invest in, among other things, “parallel pay” CMOs, Planned Amortization Class CMOs (“PAC Bonds”) and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests. A Portfolio will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.
Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.
Mortgage-backed securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-backed securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-backed securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.
These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of credit enhancement. These credit enhancements fall generally into two categories: (i) liquidity protection; and (ii) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies, or letters of credit through various means of structuring the transaction or through a combination of such approaches.
Subordinated Mortgage Securities
Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which a Portfolio may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest, or any combination thereof, prior to one or more other classes or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate, and offering documents for the certificates.
The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest, or any combination thereof, that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.
In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.
Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index, or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest, is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.
A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated, and the manner in which such amount could be allocated among classes, varies and could be effected pursuant to a fixed schedule in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.
A mortgage-backed security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to a Portfolio by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. A Portfolio would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period, and all foreclosure expenses.
A Portfolio’s Adviser or a Sub-Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. Each Sub-Adviser has developed guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. A Portfolio seeks opportunities to acquire subordinated residential mortgage securities where, in the view of a Sub-Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. A Sub-Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.
Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy, and with respect to losses due to the failure of a master service to comply with its obligations under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.
A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.
The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single-, multi-family, and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks, or similar institutions and mortgage banking companies.
Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.
The mortgage pool is administered by a master service who: (i) establishes requirements for each service; (ii) administers, supervises, and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (iii) maintains any primary insurance, standard hazard insurance, special hazard insurance, and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and may also be the service with respect to all, or a portion of, the mortgage loans contained in a trust fund for a series of certificates.
Municipal Securities

Municipal securities are debt obligations issued by state and local governments, municipalities, territories and possessions of the United States, regional government authorities, and their agencies and instrumentalities of states, and multi-state agencies or authorities, the interest of which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax. From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced to Congress. Municipal securities include both notes (which have maturities of less than one (1) year) and bonds (which have maturities of one (1) year or more) that bear fixed or variable rates of interest.
In general, municipal securities are issued to obtain funds for a variety of public purposes such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.
The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are obligations secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer and the taxes that can be levied for the payment of debt instruments may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of securities including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.
Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Portfolio would hold the longer-term security, which could experience substantially more volatility.
Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Portfolio.
Risks of Investing in Municipal Securities
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. A Portfolio may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. A Portfolio also may purchase municipal bonds due to changes in the Sub-Adviser’s evaluation of the issuer or cash needs resulting from redemption requests for portfolio shares. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect the Portfolio’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.
Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.
A Portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.
Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability to municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of the Portfolio’s municipal bonds in the same manner.
Industrial Development Bonds and Pollution Control Bonds
These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.
Moral Obligation Securities
Municipal securities may include moral obligation securities, which are usually issued by special purpose public authorities. A moral obligation security is a type of state-issued municipal bond which is backed by a moral, not a legal obligation. If the issuer of moral obligation securities cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality, that created the issuer.
Municipal Lease Obligations and Certificates of Participation
Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they are ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payment due under the lease obligation.
Certificates of participation are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency, or authority. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.
A Portfolio may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (i) rated A or better by at least one NRSRO; (ii) secured by payments from a governmental lessee which has actively traded debt obligations; (iii) determined by a Portfolio’s Adviser or a Sub-Adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the Portfolio’s Adviser or a Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.
Short-Term Municipal Obligations
These securities include the following:
Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.
Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.
Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.
Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or the GNMA.
Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.
Performance Indexed Paper (“PIPsSM”)
PIPsSM are U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPsSM is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. Both the minimum and maximum rates of return on the investment correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Principal Exchange Rate Linked Securities (“PERLSSM”)

PERLSSM are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on standard principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar. Reverse principal exchange rate linked securities are like the standard securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market. Principal exchange rate linked securities may, in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Structured Securities
Structured securities include notes, bonds, or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices, or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a Portfolio’s investment. Structured securities may be positively or negatively indexed so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.
Rules governing the federal income tax aspects of commodity-linked structured securities are in a developing stage and are not entirely clear in certain respects, particularly in light of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to a commodity index or individual commodities was not qualifying income for a RIC. The Portfolios intend to limit their investments in commodity-linked structured securities in a manner designed to maintain their qualification as RICs under the Code. However, these investment decisions involve judgment and the IRS may not agree with the determinations made by the Portfolios. If the IRS does not agree, the status of a Portfolio as a RIC might be jeopardized. The IRS has announced an internal review of its position with respect to the tax treatment of RICs that invest in commodity-related investments, and a moratorium on the issuance of new private letter rulings to RICs with respect to these investments, Future developments in this area could necessitate a future change to the Portfolios' investment strategies.
Trust Certificates
Trust certificates may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities or other types of securities in which the Portfolios may invest. The trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trust. As a holder of trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust.
Although a Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if a Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by a Portfolio as debt investments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is wholly-owned by a financial institution, usually a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents 3% of the trust’s assets. The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase a subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stock. Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated. The primary benefit for the financial institution in using this particular structure is that the trust preferred securities may be treated by the financial institution as debt instruments for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.
In certain instances, the structure involves more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust-preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.
In identifying the risks associated with trust-preferred securities, a Portfolio’s Adviser or a Sub-Adviser evaluates the financial condition of the financial institution, as the trust typically has no business operations other than issuing the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to a Portfolio.
U.S. Government Securities
U.S. government securities include instruments issued by the U.S. Treasury and federal agencies. U.S. Treasury securities include direct obligations of the U.S. Treasury, such as bills, notes, and bonds. These instruments are direct obligations of the U.S. government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities, and the dates of issuance. Federal agency securities are securities of certain U.S. government agencies and government-sponsored entities which are also backed by the full faith and credit of the U.S. government. Such agencies and entities include the Federal Financial Bank, GNMA, FHA, VA, the Export-Import Bank, the Overseas Private Investment Corporation, the Commodity Credit Corporation, and the Small Business Administration.
Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship. Some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Bank, FHLMC, FNMA, the Tennessee Valley Authority, and the Federal Farm Credit Bank System.
While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. A Portfolio will invest in securities of U.S. government agencies or instrumentalities only if the Adviser or Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.
Obligations of the International Bank for Reconstruction and Development may be purchased. These obligations which, while technically not a U.S. government agency or instrumentality, have the right to borrow from the participating countries, including the United States.
On September 7, 2008, FHLMC and FNMA were placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve the FHLMC’s and FNMA’s assets and property and to put FHLMC and FNMA in a sound and solvent condition. The U.S. Treasury initially pledged to provide up to $100 billion for each instrumentality as needed, in the event their liabilities exceeded their assets, and, on May 6, 2009, increased its maximum commitment for each instrumentality to $200 billion. On December 24, 2009, the U.S. Treasury allowed the cap to increase as necessary to accommodate any cumulative reduction in FHLMC’s and FNMA’s net worth until the end of 2012. When the unlimited support expired at the beginning of 2013, the U.S. Treasury capped support for FHLMC at $149 billion and support for FNMA at $125 billion. On August 17, 2012, the U.S. Treasury stated that it would require all profits earned during a quarter that exceed a capital reserve of $3 billion to be transferred to the U.S. Treasury.
The purpose of these actions is to allow FHLMC and FNMA to sustain a positive net worth in order to avoid triggering mandatory receivership. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC’s and FNMA’s operations and activities under stock purchase agreements with the FHFA, market responses to developments at FHLMC and FNMA and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by FHLMC and FNMA.
On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of FHLMC and FNMA to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades and any future downgrades could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact a Portfolio.
Zero-Coupon Bonds, Deferred Interest Securities, and Pay-in-Kind Bonds
Zero-coupon bonds and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (“cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value and pay interest only at maturity rather than at intervals during the life of the security. Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and pay-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.
The discount of zero-coupon bonds and pay-in-kind bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, pay-in-kind bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio’s distribution obligations.
The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero-coupon and deferred interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.
A pay-in-kind security is a debt obligation which provides that the issuer of the security may, at its option, pay interest or dividends on such securities in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.
A Portfolio will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, a Portfolio could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.
The risks associated with lower-rated debt instruments apply to these securities. Zero-coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Portfolio may be required to recognize income for tax purposes while realizing no return on its investment because these securities do not pay cash interest.
FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS
Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.
Investments in securities of foreign issuers traded outside the United States involve certain risks not ordinarily associated with investments in securities of domestic issuers.

Although a Portfolio will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, and the Adviser or a Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by a Portfolio on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a Portfolio, and any income earned by the Portfolio should be considered incidental.
A Portfolio also may invest in corporate debt instruments of foreign issuers (including preferred or preference stocks), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.
A Portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require a Portfolio to make distributions exceeding book income to qualify as a RIC for federal tax purposes.
Restrictions on Foreign Investments
Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Portfolio. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Portfolio that invests in such countries. For example, a Portfolio may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Portfolio. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a Portfolio of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to a Portfolio’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Portfolio of any restrictions on investments. No more than 15% of a Portfolio’s net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio.
In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict a Portfolio’s investments in certain foreign banks and other financial institutions.
Risks of Investing in Foreign Securities
Investments in foreign securities involve certain inherent risks including the following:
Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of a Portfolio’s shares.
Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where portfolio assets may be released prior to receipt of payment or securities, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Portfolio’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods, imposition of taxes, currency restrictions, and exchange control regulations.
Taxes. The interest payable, any gain, or the amount received by a Portfolio upon the sale or after disposition of certain of a Portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Portfolio’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by a Portfolio.
Costs. When investing in foreign securities, the expense ratio of a Portfolio is likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is high. In considering whether to invest in the securities of a foreign company, the Adviser or Sub-Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located.
The extent to which a Portfolio will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the Adviser’s or Sub-Adviser’s assessment of prevailing market, economic, and other conditions.
Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio’s investment.
Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.
Depositary Receipts
Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities representing interests in securities of foreign issuers (collectively, “Depositary Receipts”). These securities are typically dollar denominated although their market price may be subject to fluctuations of the foreign currencies in which the underlying securities are denominated.
ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities and are typically designed for U.S. investors. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio’s custodian in five days. A Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.
EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States. Typically these securities are traded on the Luxembourg exchange in Europe. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositaries.
Depositary Receipts may be in registered form or bearer form. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities. Non-voting depositary receipts evidence non-voting equity interests in a foreign issuer.
Eurodollar and Yankee Dollar Instruments
Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.
Yankee dollar instruments are U.S. dollar-denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers and may carry the same risks as investing in foreign securities.
Eurodollar Convertible Securities
Eurodollar convertible securities are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. A Portfolio may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the NYSE or the NYSE MKT LLC (“NYSE MKT”) or that are convertible into publicly traded common stocks of U.S. companies. A Portfolio may also invest in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.
Exchange Rate-Related Securities
Exchange rate-related securities are securities that are indexed to certain specific foreign currency exchange rates. The terms of such securities would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund’s purchase of this type of security would result in the issuance of a “senior security” within the meaning of the 1940 Act.
The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment, U.S. government securities, or other liquid high quality debt instruments having a value equal to the aggregate principal amount of outstanding securities of this type.
Investment in exchange rate-related securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant price loss.
Foreign Bank Obligations
Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations; and

the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.
Foreign Currency Transactions
Foreign currency transactions involve buying and selling securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in other currencies. A Portfolio may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A Portfolio may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.
Foreign Debt instruments
Foreign debt instruments represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities, or zero-coupon bonds.
In determining whether to invest in debt obligations of foreign issuers, a Portfolio will consider the relative yields of foreign and domestic debt instruments, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries, and the relationship of such countries’ currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Portfolio having previously distributed more income in a particular period than was available from investment income which could result in a return of capital to shareholders. A Portfolio’s portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.
Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer generally does not have to comply with the disclosure requirements of the1934 Act. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Adviser or Sub-Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration, or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.
Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a Portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of a Portfolio’s investment income may be received or realized in foreign currencies, the Portfolio would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.
Foreign Mortgage-Backed Securities
Foreign mortgage-backed securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations, such as Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited. The mechanics of these mortgage-backed securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, prepayment experience, and maturities of loans.
A Portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Trust’s income distributions to constitute returns of capital for tax purposes or require a Portfolio to make distributions exceeding book income to qualify as a RIC for federal tax purposes.
Passive Foreign Investment Companies (“PFICs”)
Some foreign countries limit or prohibit all direct foreign investment in the securities of their companies. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. A Portfolio is subject to certain percentage limits under the 1940 Act and certain states relating to the purchase of securities of investment companies, and may be subject to the limitation that no more than 10% of the value of a Portfolio’s assets may be invested in such securities.
Sovereign Debt instruments/Brady Bonds

Sovereign debt instruments are issued by governments of foreign countries. The sovereign debt instruments in which a Portfolio may invest may be rated below investment-grade. These securities usually offer higher yields than higher rated securities but are also subject to greater risk than higher rated securities.
Brady Bonds represent a type of sovereign debt. These obligations were created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with the debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds were issued by Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, Philippines, Poland, and Uruguay, and may be issued by other emerging countries. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.
Brady Bonds may be collateralized or uncollateralized, and are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. government securities and are considered speculative. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed-rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.
Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).
Risks of Investing In Sovereign Debt/Brady Bonds
Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend upon expected disbursements from foreign governments, multilateral agencies, and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.
A Portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Portfolio’s income distributions to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which a Portfolio may invest, potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities. A Portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, a Portfolio may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt instruments to obtain recourse may be subject to the political climate in the relevant country.
The issuers of the government debt instruments in which a Portfolio may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements. Further, in the event of a default by a governmental entity, a Portfolio may have few or no effective legal remedies for collecting on such debt.
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings.
Supranational Agencies

Securities of supranational agencies are not considered to be government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank),which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment, and provide technical assistance to member nations in the Asian and Pacific regions.
DERIVATIVE INSTRUMENTS
A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures, options, swaps, and warrants. Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker, or more specifically focused way for a Portfolio to invest than “traditional” securities would.
Transactions in derivative instruments may include:
•	the purchase and writing of options on securities (including index options) and options on foreign currencies;
•	the purchase and sale of futures contracts based on financial, interest rate, and securities indices, equity securities, or fixed-income securities; and
•	entering into forward contracts, swaps, and swap related products, such as equity index, interest rate, or currency swaps, credit default swaps (long and short), and related caps, collars, floors, and swaps.
Some derivatives may be used for “hedging,” meaning that they may be used when the Sub-Adviser seeks to protect a Portfolio’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the Sub-Adviser seeks to increase liquidity; implement a cash management strategy; invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of a Portfolio’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the Sub-Adviser’s ability to predict and understand relevant market movements.
Derivatives can be volatile and involve various types and degrees of risk depending upon the characteristics of the particular derivative and the Portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk or change the character of the risk to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.
Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, a Portfolio will consider the creditworthiness of counterparties to OTC derivatives in the same manner as they would review the credit quality of a security to be purchased by a Portfolio. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.
The value of some derivative instruments in which a Portfolio invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the Portfolio, the ability of the Portfolio to successfully utilize these instruments may depend in part upon the ability of the Portfolio’s Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. If the Adviser or Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Portfolio could be exposed to the risk of loss.
A Portfolio might not employ any of the strategies described below and no assurance can be given that any strategy used will succeed. If a Portfolio’s Adviser or Sub-Adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses by offsetting favorable price movements in related investments or otherwise due to the possible inability of a Portfolio to purchase or sell a Portfolio security at a time that otherwise would be favorable; the possible need to sell a Portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage; offsetting positions in connection with transactions in derivative instruments; and the possible inability of the Portfolio to close out or to liquidate its derivatives positions. In addition, a Portfolio’s use of such instruments may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.
The success of transactions in derivative instruments depends on a Portfolio’s Adviser’s or a Sub-Adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes a Portfolio to additional investment risks and transaction costs. If a Portfolio’s Adviser or Sub-Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Portfolio’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Portfolio could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.
Certain Portfolios may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment Portfolio. If a Portfolio’s Adviser or Sub-Adviser’s judgment about fluctuations in securities prices, interest rates, or currency prices proves incorrect, or the strategy does not correlate well with a Portfolio’s investments, the use of derivatives could result in a loss to the Portfolio and may, in turn, increase the Portfolio’s volatility. In addition, in the event that non-exchange traded derivatives are used; they could result in a loss if the counterparty to the transaction does not perform as promised.
Commodity Pool Operator (“CPO”) Exclusion
Each Adviser, on behalf of the Portfolios, has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO with respect to the Portfolios. There can be no assurance that the use of derivative instruments will benefit a Portfolio.
In February 2012, the CFTC adopted regulatory changes that may impact the Portfolios by subjecting a Portfolio’s Adviser or Sub-Adviser to registration with the CFTC as a CPO, or commodity trading adviser (“CTA”) of the Portfolio unless the Portfolio is able to comply with certain trading and marketing limitations on its investments in futures, many OTC derivatives and certain other instruments. If a Portfolio’s Adviser becomes subject to CFTC registration as a CPO and CTA, the disclosure and operations of the Portfolio would need to comply with applicable CFTC regulations. Compliance with these additional CFTC regulatory requirements may increase Portfolio expenses. In August 2013, the CFTC adopted final regulations designed to harmonize obligations of CPOs under CFTC Part 4 Regulations. The final regulations potentially mitigate certain disclosure and operational burdens if CPO registration were required for a Portfolio’s Adviser.
Forward Foreign Currency Exchange Contracts
A Portfolio that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore the Portfolio may enter into forward foreign currency exchange contracts to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.
Forward contracts for foreign currency (forward foreign currency exchange contracts) obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers.
These contracts may be used for hedging to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.
A Portfolio may enter into a forward exchange contract in order to “lock in” the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing Portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. A Portfolio may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as “cross hedging.” The success of cross hedging is dependent on many factors, including the ability of the Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Portfolio may experience losses or gains on both the underlying security and the cross currency hedge.
Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (i.e., cash) (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made at or before the maturity of a forward exchange contract requiring a Portfolio to sell a currency, the Portfolio may either sell a Portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.
The cost of engaging in forward exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Adviser or Sub-Adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.
Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. A Portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Portfolio’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.
Alternatively, when an Adviser or Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of a Portfolio’s securities denominated in, or exposed, to such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.
A Portfolio will also enter into transactions in forward contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, a Portfolio may purchase a given foreign currency through a forward contract if, in the judgment of the Sub-Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, a Portfolio may sell the currency through a forward contract if the Adviser or a Sub-Adviser believes that its value will decline relative to the dollar.
A Portfolio will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.
Each Portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of forward contracts by regulated investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts. In those instances in which a Portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event the Portfolio’s ability to utilize forward contracts in the manner set forth above may be restricted.
A Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser or a Sub-Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.
If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.
A Portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the Portfolio’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.
Futures Contracts and Options on Futures Contracts
Each Portfolio may enter into futures contracts, including futures contracts related to stock indices and interest rates among others. Purchases or sales of futures contracts for hedging purposes may be used to attempt to protect a Portfolio’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (“speculation”).
A futures contract is an exchange-traded agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of cash settled futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts generally call for settlement only on a certain date and cannot be “exercised” at any other time during their term.
The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the futures commission merchant as “initial margin.” Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable—a process known as “marking to the market.”
Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is achieved by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.
The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Portfolio relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contracts.
When using futures contracts as a hedging technique, at best the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there are may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Portfolio’s overall return could be less than if the hedging transactions had not been undertaken.
Investments in futures contracts on fixed-income securities involve the risk that if a Portfolio’s Adviser’s or a Sub-Adviser’s judgment concerning the general direction of interest rates is incorrect, the Portfolio’s overall performance may be poorer than if it had not entered into any such contract. For example, if a Portfolio has been hedged against the possibility that an increase in interest rates would adversely affect the price of bonds held in its portfolio, and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be at increased prices, which reflect the rising market.
Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.
Sales of futures contracts that are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss of such securities upon disposition.
An “initial margin” is the amount of funds that must be deposited with a futures commission merchant in order to initiate futures trading and to maintain open positions in a Portfolio’s futures contracts. Such deposit is intended to assure a Portfolio’s performance under the futures contract. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and the futures commission merchant, and may be significantly modified from time to time by the exchange during the term of the contract.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Portfolio. These daily payments to and from a Portfolio are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, a Portfolio marks-to-market the current value of its open futures contracts. The payment or receipt of the variation margin does not represent a borrowing or loan by a Portfolio but is settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired.
When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or futures commodities merchant, liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.
Gold Futures Contracts
A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When a Portfolio purchases a gold futures contract it becomes obligated to take delivery of and pay for the gold from the seller, and when a Portfolio sells a gold futures contract, it becomes obligated to make delivery of precious metals to the purchaser, in each case at a designated date and price. A Portfolio may be able to enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks and gold bullion. A Portfolio will not engage in these contracts for speculation or for achieving leverage. A Portfolio’s hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.
Interest Rate Futures Contracts
An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery of, a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.
A Portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt instruments but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable a Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all, or part, of an increase in the market price of the long-term debt security, that a Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a Portfolio or avoided by taking delivery of the debt instruments under the futures contract.
A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a Portfolio would be substantially offset by the ability of a Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While a Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.
Stock Index Futures Contracts
A “stock index” assigns relative values to the common stocks included in an index (for example, the S&P 500® Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.
To the extent that changes in the value of a Portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to a Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:
•	when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:
(a)	forego possible price appreciation;
(b)	create a situation in which the securities would be difficult to repurchase; or
(c)	create substantial brokerage commissions.
•	when a liquidation of a Portfolio has commenced or is contemplated, but there is, in the Adviser’s or a Sub-Adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or
•	to close out stock index futures purchase transactions.
Where a Portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Stock index futures might also be purchased:

•	if a Portfolio is attempting to purchase equity positions in issues which it had, or was having, difficulty purchasing at prices considered by the Adviser or a Sub-Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the Portfolio; or
•	to close out stock index futures sales transactions.
Options on Futures Contracts
Each Portfolio may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by a Portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.
An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
A Portfolio may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt instruments, as described hereafter in “Options on Securities and Securities Indices.”
•	if a Portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by the Adviser or a Sub-Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the Portfolio; or
•	to close out stock index futures sales transactions.
As long as required by regulatory authorities, each Portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section, which may also invest in futures contracts and futures options for non-hedging purposes.
For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio’s securities or the price of the securities that the Portfolio intends to purchase. A Portfolio’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Portfolio’s exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.
A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a Portfolio.
Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a Portfolio realizes a capital gain, or if it is more, a Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.
A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.
Options on futures contracts that are sold or purchased by a Portfolio on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases OTC or on an electronic trading facility.
A Portfolio may sell call options on futures contracts only if it also: (i) purchases the underlying futures contract; (ii) owns the instrument, or instruments included in the index, underlying the futures contract; or (iii) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held is equal to or less than the exercise price of the call sold; or is greater than the exercise price of the call sold if the difference is maintained by a Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A Portfolio may sell put options on futures contracts only if it also: (i) sells the underlying futures contract; (ii) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract; or (iii) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by a Portfolio in liquid securities in a segregated account with it its custodian (or earmarked on its records). Upon the exercise of a call option on a futures contract sold by a Portfolio, the Portfolio will be required to sell the underlying futures contract which, if a Portfolio has covered its obligation through the purchase of such contract, will serve to liquidate its futures position.
Similarly, where a put option on a futures contract sold by a Portfolio is exercised, the Portfolio will be required to purchase the underlying futures contract which, if a Portfolio has covered its obligation through the sale of such contract, will close out its futures position.
The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, less related transaction costs, which provide a partial hedge against any decline that may have occurred in the Portfolio’s holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities a Portfolio intends to purchase. If a put or call option a Portfolio has sold is exercised, the Portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the Portfolio’s losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.
Limitations on Futures Contracts and Related Options
When purchasing a futures contract, a Portfolio must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Portfolio similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is “in-the-money” until the option expires or is closed out by the Portfolio. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.
When writing a call option on a futures contract, a Portfolio will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.
Risks Associated with Futures Contracts and Related Options
The value of a futures contract may decline. While a Portfolio’s transactions in futures may protect a Portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a Portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a Portfolio’s securities being hedged. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that a Portfolio’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and a Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most Portfolios will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade or, in the case of futures options, for which an established OTC market exists. Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. However, foreign markets may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. A Portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade, and those that are not.
The Trust reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.
There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in the Portfolio’s portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Adviser or Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated the Portfolio may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of a Portfolio for the period may be less than if it had not engaged in the hedging transaction.
Hybrid Instruments
Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity, or a depositary instrument (hereinafter “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of, or all, interest payments and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively “Underlying Assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stocks with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. There is no guarantee that the strategy will be successful, and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.
Risks of Investing in Hybrid Instruments
The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular

Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if leverage is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the Portfolio needs of a particular investor and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. In addition, because the purchase and sale of Hybrid Instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty of the issuer of the Hybrid Instrument would be an additional risk factor which a Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a Portfolio.
The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of its total assets. However, because of their volatility, it is possible that a Portfolio’s investment in Hybrid Instruments will account for more than 10% of its return (positive or negative).
Options on Securities and Securities Indices
A Portfolio may purchase and sell put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
A Portfolio may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. A Portfolio may also write combinations of put and call options on the same security, known as “straddles”. Such transactions can generate additional premium income but also present increased risk. A Portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a Portfolio wants to purchase at a later date. A Portfolio may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.
In the case of a call option on a security, the option is “covered” if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by a Portfolio’s Adviser or a Sub-Adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Portfolio. For a call option on an index, the option is covered if a Portfolio maintains with its custodian assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Portfolio in segregated assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board. A put option on a security or an index is “covered” if a Portfolio segregates assets determined to be liquid the Sub-Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if a Portfolio holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the Portfolio in segregated assets determined to be liquid by the Portfolio’s Adviser or a Sub-Adviser in accordance with procedures established by the Board.
Effecting a closing transaction in the case of a sold call option will permit a Portfolio to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit a Portfolio to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records).

Such transactions permit a Portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, completing a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a Portfolio, provided that another option on such security is not sold.
A Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by a Portfolio is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by a Portfolio is more than the premium paid for the original purchase. Conversely, a Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by a Portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.
If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Portfolio desires.
A Portfolio may sell options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then sell a call option against that security. The exercise price of the call a Portfolio determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the Portfolio’s purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.
The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or retain the option until it is exercised, at which time a Portfolio will be required to take delivery of the security at the exercise price; the Portfolio’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss.
Out-of-the-money, at-the-money and in-the-money put options may be used by a Portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.
By selling a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by a Portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.
A Portfolio may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.
A Portfolio may purchase call options to hedge against an increase in the price of securities that a Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit a Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a Portfolio.
In certain instances, a Portfolio may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to a Portfolio than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, a Portfolio assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.
Risks Associated with Options on Securities and Indices
There are several risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, a Portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio’s securities during the period the option was outstanding.
Exchange-Traded/ OTC Options
A Portfolio may purchase and sell options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Transactions by a Portfolio in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. While a Portfolio seeks to enter into OTC options only with dealers who can enter into closing transactions with the Portfolio, no assurance exists that the Portfolio will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. If a Portfolio, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Portfolio may be unable to liquidate an OTC option. With respect to options written by a Portfolio, the inability to enter into a closing transaction may result in material losses to the Portfolio. For example, because a Portfolio must maintain a secured position with respect to any call option on a security it writes, the Portfolio may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Portfolio’s ability to sell portfolio securities at a time when such sale might be advantageous. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.
Foreign Currency Options
Options on foreign currencies may be purchased and sold for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.
A Portfolio may sell options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.
As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded OTC and involve risks which may not be present in the case of exchange-traded instruments.
Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options sold by a Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. The Portfolios may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
Options on Securities Indices
A Portfolio may purchase or sell call and put options on securities indices for the same purposes as it purchases or sells options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, a Portfolio is required to maintain a segregated account consisting of cash, cash equivalents, or high grade obligations or a Portfolio must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of the Portfolio’s securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.
Put and Call Options
A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the Sub-Adviser.
Put and call options are derivative securities traded on U.S. and foreign exchanges or OTC. Except as indicated in “Portfolio Hedging,” the Portfolios will engage in trading of such derivative securities exclusively for hedging purposes.
If a put option is purchased, a Portfolio acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a Portfolio investment strategy when the Adviser or a Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Portfolio holds a stock which the Adviser or a Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Portfolio may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Portfolio will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Portfolio exercises the put, less transaction costs, is the amount by which a Portfolio hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the Portfolio paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Portfolio realizes on the sale of the securities.

If a put option is sold by a Portfolio, the Portfolio will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that the writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapse unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.
If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Portfolio has a short position in the underlying security and the security thereafter increases in price. A Portfolio will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Portfolio purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Portfolio realizes on the cover of the short position in the security.
Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. A Portfolio generally will purchase only those options for which the Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.
A Portfolio will not write call options on when-issued securities. A Portfolio may purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Portfolio may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.
So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer, through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.
A Portfolio may write call options on futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Portfolio would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate a Portfolio’s obligation might be more or less than the premium received when it originally wrote the option. Further, a Portfolio might occasionally not be able to close the option because of insufficient activity in the options market.
Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. A Portfolio generally will purchase only those options for which the Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.
The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that Portfolio. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Portfolio. This asset will be adjusted daily to the option’s current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option. The value of an option purchased or written is marked-to-market daily and is valued at the mean between the bid and ask price on the exchange on which it is traded or, if not traded on an exchange, at the market value determined using an industry accepted model such as “Black Scholes.”
Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Portfolio to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the date of the security. There is, of course, no assurance that a Portfolio will be able to effect a closing transaction at a favorable price. If a Portfolio cannot either enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.
Covered Call Options

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.
In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.
A Portfolio may write a call or put option only if the option is “covered” or “secured” by a Portfolio holding a position in the underlying securities. This means that so long as a Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a Portfolio may maintain, in a segregated account with the Trust’s custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option. A put is secured if a Portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. A Portfolio may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.
Stock Index Options
A Portfolio may purchase and sell call and put options on stock indices. A Portfolio generally may sell options on stock indices for the purpose of increasing gross income and to protect the Portfolio against declines in the value of securities they own or increases in the value of securities to be acquired, although the Portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Portfolio’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs. The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.
In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied; by (ii) a fixed “index multiplier.”
A Portfolio may sell call options on stock indices if it owns securities whose price changes, in the opinion of the Adviser or a Sub-Adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio. When a Portfolio covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, a Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Portfolio may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (i) is equal to or less than the exercise price of the call sold; or (ii) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A Portfolio may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by a Portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.
A Portfolio will receive a premium from selling a put or call option, which increases the Portfolio’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Portfolio has sold a call option falls or remains the same, a Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio’s stock investments. By selling a put option, a Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Portfolio correlate with changes in the value of the index, selling covered put options on indices will increase the Portfolio’s losses in the event of a market decline, although such losses will be offset in part by the premium received for selling the option.

A Portfolio may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio’s security holdings.
The purchase of call options on stock indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when a Portfolio holds un-invested cash or short-term debt instruments awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities a Portfolio owns.
Straddles
A straddle is a combination of put and call options on the same underlying security used for hedging purposes to adjust the risk and return characteristics of a Portfolio’s overall position. A possible combined position would involve writing a covered call option at one strike price, and buying a call option at a lower price in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
By entering into a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.
Swap Transactions and Options on Swap Transactions
Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps and event-linked swaps. Swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
To the extent a Portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Portfolio may also enter into options on swap agreements (“swap options”).
A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as: (i) for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; (ii) to protect against currency fluctuations; (iii) as a duration management technique; (iv) to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date; or (v) to gain exposure to certain markets in the most economical way possible.
In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return or some other amount) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member futures commission merchants.
Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on the CFTC approval of contracts for central clearing.
Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a Portfolio’s investment objectives and general investment policies, the Portfolio may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Portfolio may be required to pay a higher fee at each swap reset date.
A Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally to as “aggregation.”
Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of a Portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities. A Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s total assets.
A Portfolio may enter into credit swap agreements. The “buyer” in a credit contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Portfolio may be either the buyer or seller in a credit default swap transaction. If a Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Portfolio had invested in the reference obligation directly.
A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Adviser or a Sub-Adviser and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least BBB by Moody’s or S&P, has an equivalent rating from a NRSRO, or is determined to be of equivalent credit quality by the Adviser or a Sub-Adviser. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.
The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether a Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on its Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.
For purposes of applying a Portfolio’s investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by a Portfolio at market value. However, the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Risks of Investing in Swap Transactions or Options on Swap Transactions
Whether a Portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on a Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Portfolios by the Code, the CFTC’s regulations and the Portfolio’s regulatory status may limit a Portfolio’s ability to use swap agreements. It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect a Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
The risks associated with OTC interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC options. In connection with such transactions, a Portfolio relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, a Portfolio would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, a Portfolio might be unable to obtain its expected benefit. In addition, while a Portfolio will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.
Depending on a Portfolio’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member for a cleared swap may be in excess of the collateral required to be posted by the Portfolio to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce this distinction. Regulators are also in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Portfolio to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Portfolio to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected.
Regulators may impose limits on an entity’s or group of entities’ holdings in certain swaps.
Credit Default Swaps
A Portfolio may enter into credit default swaps, both directly (“unfunded credit default swaps”) and indirectly in the form of a swap embedded within a structured note (“funded credit default swaps”), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities.
A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, that Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, that Portfolio would keep the stream of payments and would have no payment obligations. As the seller, a Portfolio would be subject to investment exposure on the notional amount of the swap.
A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt instruments held in its portfolio, in which case a Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to a Portfolio in the event of a default.
A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay.
Cross-Currency Swaps
A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.
Currency Exchange Swaps

To the extent a Portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Portfolio may also enter into options on swap agreements (“swap options”). A Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Interest Rate Caps, Interest Rate Floors
An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.
A Portfolio will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation. The Adviser and the Sub-Advisers have determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a Portfolio is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a Portfolio are considered to be illiquid assets.
Interest Rate Swaps
Interest rate swaps are contracts between two entities (“counterparties”) to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty will agree to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.” In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.
An interest rate swap involves an agreement between a Portfolio and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Portfolio usually enters into such transactions on a “net” basis, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Trust’s custodian. If a Portfolio enters into a swap on other than a net basis, or sells caps or floors, the Portfolio maintains a segregated account in the full amount accrued on a daily basis of the Portfolio’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.
Swap Options
A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments.
Whether a Portfolio’s use of swap options will be successful in furthering its investment objective will depend on its Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.
Total Return Swaps
A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Portfolio’s portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Portfolio, and conversely, that the Portfolio will not be able to meet its obligation to the counterparty.
Risks Associated with Investing in Options, Futures and Forward Transactions
Risk of Imperfect Correlation of Hedging Instruments with a Portfolio’s Securities - A Portfolio’s abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the Portfolio’s securities. In the case of futures and options based on an index, a Portfolio will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, a Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.
For example, if a Portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, a Portfolio would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which a Portfolio has a position and the portfolio securities a Portfolio is attempting to hedge, which could result in a loss on both the Portfolio and the hedging instrument. In addition, a Portfolio may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, a Portfolio will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.
It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Portfolio enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Portfolio’s portfolio or the intended acquisitions being hedged.
The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.
The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.
Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, a Portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Portfolio in connection with such transactions.
In selling a covered call option on a security, index or futures contract, a Portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where a Portfolio sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and a Portfolio may not be fully covered. As a result, a Portfolio could be subject to risk of loss in the event of adverse market movements.
The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a Portfolio’s holdings. When a Portfolio sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and a Portfolio will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Portfolio’s portfolio holdings or any increase in the cost of the instruments to be acquired.
When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, a Portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, a Portfolio may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.
In the event of the occurrence of any of the foregoing adverse market events, the Portfolio’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a Portfolio may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. A Portfolio will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by a Portfolio may not fully protect it against risk of loss and, in any event, a Portfolio could suffer losses on the option position, which might not be offset by corresponding Portfolio gains.
A Portfolio also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose a Portfolio to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectuses and in this SAI and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.
With respect to entering into straddles on securities, a Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing a Portfolio with two simultaneous premiums on the same security, but involve additional risk; since a Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.
Risk of a Potential Lack of a Liquid Secondary Market - Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a Portfolio will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a Portfolio, and the Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if a Portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Portfolio’s ability effectively to hedge its portfolio, and could result in trading losses.
The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.
The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
Margin - Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Portfolio enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by a Portfolio or decreases in the prices of securities or other assets a Portfolio intends to acquire. Where a Portfolio enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose a Portfolio to greater risk.
Trading and Position Limits - The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Sub-Advisers do not believe that these trading and position limits will have any adverse impact on the strategies for hedging the Portfolio of the Portfolios.
Risks of Options on Futures Contracts - The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein.
The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges - Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.
Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for a Portfolio to respond to such events in a timely manner.
Settlements of exercises of OTC forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes, or other charges.
Unlike many transactions entered into by a Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and OTC options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.
In addition, OTC transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with a Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Portfolio could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration or maturity. This in turn could limit the Portfolio’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.
Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Portfolio’s ability to enter into desired hedging transactions. A Portfolio will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or a Sub-Adviser.
Options on securities, options on stock indices, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of OTC trading may be present in connection with such transactions.
Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.
Policies on the Use of Futures and Options on Futures Contracts – Each Portfolio may engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the Act to engage in such transactions without registering as commodity pool operators.

The staff of the SEC has taken the position that OTC options and assets used to cover sold OTC options are illiquid and, therefore, together with other illiquid securities held by a Portfolio, cannot exceed 15% of a Portfolio’s assets (the “SEC illiquidity ceiling”). Although the Sub-Advisers may disagree with this position, each Sub-Adviser intends to limit a Portfolio’s selling of OTC options in accordance with the following procedure. Except as provided below, each Portfolio intends to sell OTC options only with primary U.S. government securities dealers recognized as such by the Federal Reserve Bank of New York. Also, the contracts a Portfolio has in place with such primary dealers provide that a Portfolio has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. Each Portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. Each Portfolio may also sell OTC options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.
Synthetic Convertible Securities
Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Portfolio may purchase a non-convertible debt security and a warrant or option, which enables the Portfolio to have a convertible-like position with respect to a company, group of companies, or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Portfolio generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its fixed-income component and its convertible component. For this reason, the value of a synthetic convertible security and a true convertible security may respond differently to market fluctuations. Certain Portfolios will only invest in synthetic convertibles with respect to companies whose corporate debt instruments are rated “A” or higher by an NRSRO such as Moody’s or S&P and are subject to a Portfolio’s overall limitations on investments in illiquid securities.
Warrants
Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a Portfolio to suffer losses that it would not otherwise sustain.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Portfolio will lose its entire investment in such warrant. Unlike convertible debt instruments or preferred stock, warrants do not pay a fixed dividend.
Risks Associated with Warrants
Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Portfolio’s entire investment therein). Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Portfolio will lose its entire investment in such warrant.
Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Portfolio will lose its entire investment in such warrant.
Foreign Currency Warrants
Foreign currency warrants such as Currency Exchange WarrantsSM (“CEWsSM”) are warrants that entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).
Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be de-listed from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The IPO price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Index Warrants
Put and call index warrants are instruments whose values vary depending on the change in the value of one or more specified securities indices (“Index Warrants”). Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Portfolio were not to exercise an Index Warrant prior to its expiration, then the Portfolio would lose the amount of the purchase price paid by it for the warrant. A Portfolio will normally use Index Warrants in a manner similar to their use of options on securities indices.
Risks Associated with Index Warrants
The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit a Portfolio’s ability to exercise the warrants at such time, or in such quantities, as the Portfolio would otherwise wish to do.
OTHER RISKS
Cyber Security Issues
The Voya family of funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Portfolio or its service providers may adversely impact the Portfolio. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolio to regulatory fines or financial losses and/or cause reputational damage. A Portfolio may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which a Portfolio may invest, which could result in material adverse consequences for such issuers and may cause a Portfolio’s investment in such companies to lose value. In addition, substantial costs may be incurred in order to prevent any cyber-attacks in the future. While each Portfolio has established a business continuity plan in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Portfolio cannot control the cyber security plans and systems put in place by service providers to the Portfolio and issuers in which the Portfolio invests. A Portfolio and its shareholders could be negatively impacted as a result.
INVESTMENT TECHNIQUES
Borrowing
A Portfolio may borrow from banks. Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by a Portfolio’s investment policies and restrictions. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Under the 1940 Act, each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Portfolio’s holdings may be disadvantageous from an investment standpoint.
Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Portfolio’s NAV. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. In the event a Portfolio borrows, the Portfolio may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
Reverse repurchase agreements are considered a form of borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to a Portfolio’s borrowing limitations to the extent that the Portfolio establishes and maintains liquid assets in a segregated account with the Trust’s custodian (or earmark liquid assets on its records) equal to the Portfolio’s obligations under the when-issued or delayed delivery arrangement.
Currency Management
A Portfolio’s flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolio to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. However, when a Portfolio invests significantly in securities denominated in foreign currencies, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that a Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying the Portfolio’s investments should help increase the NAV of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio’s securities are denominated will generally lower the net asset value of the Portfolio. A Portfolio’s Adviser or a Sub-Adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options, and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.
Forward Commitment Transactions
All Portfolios may purchase securities on a forward commitment basis if a Portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if a Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Portfolio’s other assets. A Portfolio may realize short-term profits or losses upon such sales.
Participation on Creditor Committees
A Portfolio may, from time to time, participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make the Portfolio an “insider” of the issuer for purposes of the federal securities laws and therefore, may restrict such Portfolio’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Portfolio on such committees may also expose the Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio will participate on such committees only when the Adviser or a Sub-Adviser believes that such participation is necessary or desirable to enforce the Portfolio’s rights as a creditor or to protect the value of securities held by the Portfolio.
Portfolio Hedging
Hedging against changes in financial markets, currency rates, and interest rates may be utilized. One form of hedging is with derivatives. Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. There can be no assurances that a Portfolio will employ a hedging transaction at any given time, or that any hedging transaction actually used will be successful. Although a Portfolio may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Portfolio than if it did not hedge. If a Portfolio does not correctly predict a hedge, it may lose money. In addition, a Portfolio pays commissions and other costs in connection with hedging transactions.
Risks Associated With Hedging Transactions
Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the Adviser’s or a Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Portfolio to hold a security it might otherwise sell.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. In addition, a Portfolio pays commissions and other costs in connection with such investments.
Losses resulting from the use of hedging transactions will reduce a Portfolio’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.
Risks of Hedging Transactions Outside the United States
When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.
A Portfolio’s options, futures, and swap transactions will generally be entered into for hedging purposes — to protect against possible changes in the market values of securities held in or to be purchased for the Portfolio’s portfolio resulting from securities markets, currency or interest rate fluctuations. In addition, a Portfolio’s derivative investments may also be used for non-hedging purposes — to protect the Portfolio’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities.
One form of hedging that may be utilized by certain Portfolios is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities typically offered to investors, such as the Portfolio, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value of a Portfolio’s other assets. Although a Portfolio will enter into such contracts with the intention of acquiring securities, the Portfolio may dispose of a commitment prior to the settlement if the investment Adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.
Repurchase Agreements
Each Portfolio may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the NYSE, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Adviser or a Sub-Adviser has determined to be of comparable creditworthiness. Such agreements may be considered to be loans by a Portfolio for purposes of the 1940 Act.
Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. The securities that a Portfolio purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the U.S. government securities.
The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser or a Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, a Portfolio holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Portfolio’s rights with respect to such securities to be delayed or limited. To mitigate this risk, each Portfolio may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.
The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Portfolio will have the right to liquidate the securities. If, at the time a Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. A Portfolio’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio. The Trust has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Portfolio only enters into repurchase agreements after the Adviser or a Sub-Adviser has determined that the seller is creditworthy, and the Sub-Adviser monitors the seller’s creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and a Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities that are not readily marketable, would exceed that Portfolio’s limitation on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio may also incur disposition costs in connection with liquidating the securities.
Restricted Securities, Illiquid Securities, and Liquidity Requirements
Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the value ascribed to it by a Portfolio. Each Portfolio may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board (or the Portfolio’s Adviser acting subject to the board’s supervision) determines that the securities are in fact liquid. The Board has delegated its responsibility to management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board’s oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).
A security’s illiquidity might prevent the sale of such a security at a time when the Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a Portfolio could be adversely affected.
Because of the nature of these securities, a considerable period of time may elapse between a Portfolio’s decision to dispose of these securities and the time when the Portfolio is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by a Portfolio pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by the Portfolio. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Portfolio would be permitted to sell them. Thus, a Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Portfolio may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Portfolio at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Portfolio in good faith pursuant to procedures adopted by the Board.
The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by a Portfolio. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Portfolio would be permitted to sell them. Thus, a Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Portfolio may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Portfolio at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Portfolio pursuant to procedures adopted by the Board.
Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase or sale without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under a Portfolio’s procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.
A Portfolio may not invest more than 15% of its net assets in illiquid securities, measured at the time of investment.
The Portfolios treat any securities subject to restrictions on repatriation for more than seven (7) days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the Adviser or a Sub-Adviser has determined to be liquid.
Reverse Repurchase Agreements and Dollar Roll Transactions
A Portfolio may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Portfolio will sell U.S. government securities held by a Portfolio, with an agreement that the Portfolio will repurchase the securities on an agreed date, price and interest payment. A Portfolio will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, liquid assets, and/or high quality debt instruments having a dollar value equal to the repurchase price. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Portfolio’s total assets. Under the 1940 Act, a Portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three (3) days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise even if such liquidations of a Portfolio’s holdings may be disadvantageous from an investment standpoint. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Leveraging by means of borrowing may exaggerate the affect of any increase or decrease in the value of portfolio securities or a Portfolio’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.
A Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC in order to enhance portfolio returns and manage prepayment risks. A dollar roll transaction is similar to a reverse repurchase agreement in certain respects. In a dollar roll transaction a Portfolio sells a mortgage-backed security held in its portfolio to a financial institution such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security (same type, coupon, and maturity) from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Portfolio exceeding the yield on the sold security. When a Portfolio enters into a dollar roll transaction, cash and/or liquid assets of the Portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled. Because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Portfolio’s overall limitations on investments in illiquid securities.
A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Portfolio pledges a mortgage-backed security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to a Portfolio generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.
A Portfolio’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a Portfolio’s restrictions on borrowings. Furthermore, because dollar-roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Portfolio’s overall limitations on investments in illiquid securities.
Risks of Reverse Repurchase Agreements and Dollar Roll Transactions
Reverse repurchase agreements involve the possible risk that the value of portfolio securities a Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Portfolio’s outstanding shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the Portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the Portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Portfolio.
Whether a reverse repurchase agreement or dollar roll transaction produces a gain for a Portfolio depends upon the costs of the agreements (i.e., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Portfolio’s NAV will increase faster than otherwise would be the case. Conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, the NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar roll transactions as leveraging techniques, may increase a Portfolio’s yield in the manner described above. However, such transactions also increase a Portfolio’s risk to capital and may result in a shareholder’s loss of principal.
Securities Lending
A Portfolio may lend its portfolio securities to financial institutions such as broker dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed the percentage of the Portfolio’s total assets set forth in the Portfolio’s Prospectuses. No lending may be made to any companies affiliated with a Portfolio’s Adviser.

These loans earn income for a Portfolio and are collateralized by cash, cash equivalents, securities, letters of credit, or U.S. government securities. A Portfolio might experience a loss if the financial institution defaults on the loan. A Portfolio seeks to mitigate this risk through contracted indemnification upon default.
Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Portfolios would be invested in high quality, short-term money market instruments. The Portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Portfolio represent not more than one-third of the value of its total assets.
The borrower, at all times during the loan, must maintain with a Portfolio cash or cash equivalent collateral or provide to the Portfolio an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, a Portfolio must terminate the loan and vote the securities. Alternatively, a Portfolio may enter into an arrangement that ensures that it can vote the proxy even while the borrower continues to hold the securities.
During the time portfolio securities are on loan, the borrower pays a Portfolio any interest or distributions paid on such securities. A Portfolio may invest the cash collateral and earn additional income or it may receive an agreed upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending fund or the borrower at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery, or even loss of rights in the collateral should the borrower fail financially.
There is the risk that when lending portfolio securities, the securities may not be available to a Portfolio on a timely basis and the Portfolio may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk, and other risks associated with investments in a Portfolio. When a Portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. A Portfolio could incur losses in connection with the investment of such cash collateral. A Portfolio might experience a loss if the financial institution defaults on the loan. A Portfolio seeks to mitigate this risk through contracted indemnification upon default.
Segregated Accounts
When a Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio’s obligation or commitment under such transactions. Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.
Short Sales
Certain Portfolios may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.
A Portfolio may make a short sale of securities it already owns or have the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales “against the box”).
A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation that the market value of the security will decline. To complete the sale, a Portfolio must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Portfolio must replace the security borrowed by purchasing it at the market price at the time of replacement. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. The Portfolio is said to have a “short position” in the security sold until it delivers it to the broker. The period during which a Portfolio has a short position can range from one day to more than a year. Until a Portfolio replaces the security, the proceeds of the short sale are retained by the broker, and the Portfolio must pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time a Portfolio replaces the borrowed security, a Portfolio will incur a loss; conversely, if the price declines, a Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Certain of the Portfolios may make short sales to offset a potential decline in a long position or a group of long positions, or if the Portfolio’s Adviser or Sub-Adviser believes that a decline in the price of a particular security or group of securities is likely.
To the extent that a Portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board. This percentage any be varied by action of the Board.

To meet current margin requirements, a Portfolio must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within ninety (90) days without restriction other than the payment of money).
Short sales by a Portfolio create opportunities to increase the Portfolio’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since a Portfolio in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Portfolio’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Portfolio may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Portfolio may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is against the box and the securities sold short are placed in a segregated account (not with the broker), or unless a Portfolio’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities, or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities, or other liquid debt or equity securities deposited with the broker and otherwise segregated, may not, at any time, be less than the market value of the securities sold short at the time of the short sale. A Portfolio will comply with these requirements.
In addition, as a matter of policy, a Portfolio’ Board has determined that no Portfolio will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of a Portfolio’s total assets, taken at market value.
A Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The extent to which a Portfolio may enter into short sales transactions may be limited by the Code requirements for qualification of a Portfolio as a RIC. (See “Tax Considerations.”)
Short Sales Against the Box
A short sale “against the box” is a short sale where, at the time of the short sale, a Portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. Short sales against the box are not subject to the percentage limitations on short sales.
If a Portfolio makes a short sale against the box, the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Portfolio will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Portfolio can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Portfolio, because the Portfolio might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.
A Portfolio’s decision to make a short sale against the box may be a technique to hedge against market risks when the Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in a Portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and, in the case where a Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.
Strategic Transactions
A Portfolio may, but is not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of fixed-income securities, or to seek potentially higher returns. Utilizing these investment strategies, a Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolio, exchange-listed and OTC put and call options on securities; equity and fixed-income indices and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as swaps, caps, floors, or collars; and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).
Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Portfolio’s Adviser’s or a Sub-Adviser’s ability to predict, which cannot be assured, pertinent market movements. A Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold, or entered into only for bona fide hedging, risk management or portfolio management purposes.
To Be Announced (“TBA”) Sale Commitments
TBA sale commitments involve commitments in which the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, a Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If a Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.
When-Issued and Delayed Delivery Transactions
In order to secure prices or yields deemed advantageous at the time, a Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis, generally fifteen (15) to forty-five (45) days after the commitment is made. A Portfolio may also enter into forward commitments. A Portfolio will enter into a when issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods but no payment or delivery is made by and no interest accrues to the Portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when issued or a delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.
When a Portfolio commits to purchase a security on a when-issued or delayed delivery basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of a Portfolio’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a Portfolio will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk.
Each Portfolio will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when issued and delayed delivery commitments which will be “marked to market” daily. Each Portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, a Portfolio may realize a taxable gain or loss. When a Portfolio engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Portfolio’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.
When the time comes to pay for the securities acquired on a delayed delivery basis, a Portfolio will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when issued securities themselves (which may have a market value greater or less than the Portfolio’s payment obligation). Depending on market conditions, a Portfolio could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.
Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a Portfolio determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When a Portfolio engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Portfolio incurring a loss or missing an opportunity to obtain a price believed to be advantageous.
Temporary Defensive and Other Short-Term Positions
During periods of unusual market conditions when the Adviser or a Sub-Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a Portfolio may invest up to 100% of its total assets in investment-grade fixed-income securities (including short-term U.S. government securities, investment-grade debt-instruments, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper, and floating rate notes), preferred stocks, and repurchase agreements.

PORTFOLIO TURNOVER
A change in securities held in a Portfolio’s portfolio is known as portfolio turnover and may involve the payment by the Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs associated with the purchase or sale of securities.
Each Portfolio may sell a portfolio investment soon after its acquisition if the Adviser or Sub-Adviser believes that such a disposition is consistent with the Portfolio’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. Portfolio turnover rate for a fiscal year is the percentage determined by dividing (i) the lesser of the cost of purchases or sales of portfolio securities by (ii) the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. Securities with maturities at acquisition of one year or less are excluded from this calculation. A Portfolio cannot accurately predict its turnover rate; however, the rate will be higher when the Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.
A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs which are ultimately borne by a Portfolio’s shareholders. High portfolio turnover may result in the realization of substantial capital gains.
Each Portfolio’s historical turnover rates are included in the Financial Highlights tables in the Prospectus.
To the extent each Portfolio invests in affiliated Underlying Funds, the discussion above relating to investment decisions made by the Adviser or the Sub-Adviser with respect to each Portfolio also includes investment decisions made by an Adviser or a Sub-Adviser with respect to those Underlying Funds.
FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such percentage limitation or standard will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in value, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and limitations.
Unless otherwise stated, if a Portfolio’s holdings of illiquid securities exceeds 15% of its net assets because of changes in the value of the Portfolio’s investments, the Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio.
Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which a Portfolio has valued them. Such securities include, but are not limited to, fixed time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.
The Adviser or Sub-Adviser determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.
Unless otherwise stated, with respect to each Portfolio’s concentration policy the Adviser uses the Global Industry Classification Standards and Bloomberg L.P. to determine industry concentration.
FUNDAMENTAL INVESTMENT RESTRICTIONS
Each Portfolio has adopted the following investment restrictions as fundamental policies which means they cannot be changed without the approval of the holders of a “majority” of the Portfolio’s outstanding voting securities, as that term is defined in the 1940 Act. The term “majority” is defined in the 1940 Act as the lesser of: (i) 67% or more of the Portfolio’s voting securities present at a meeting of shareholders at which the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or represented by proxy; or (ii) more than 50% of the Portfolio’s outstanding voting securities.
Voya Large Cap Growth Portfolio
As a matter of fundamental policy, the Portfolio:
1.	may not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Portfolio to: (i) enter into commitments to purchase securities in accordance with the Portfolio’s investment program, including, without limitation, reverse repurchase agreements, when issued and delayed delivery securities, to the extent permitted by its investment program and other restrictions; (ii) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (iii) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions;
2.	may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	may not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Portfolio to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies, and investment program;
4.	may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;
5.	may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
6.	may not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Portfolio may, among other things: (i) enter into repurchase agreements; (ii) lend portfolio securities; and (iii) acquire debt securities without being deemed to be making a loan;
7.	shall be a diversified company as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; and
8.	may not concentrate its investments in a particular industry except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (i) this limitation will not apply to the Portfolio’s investments in: (a) securities of other investment companies; (b) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (c) repurchase agreements (collateralized by the instruments described in clause (b)); (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.
Voya Large Cap Value Portfolio
As a matter of fundamental policy, the Portfolio may not:
1.	purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities, or political subdivisions; and (ii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio;
2.	purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit the Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;
3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder, and any exemptive relief obtained by the Portfolio;
4.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations, and any exemptive relief obtained by the Portfolio. For purposes of this limitation, entering into repurchase agreements, lending securities, and acquiring debt securities are not deemed to be making of loans;
5.	underwrite any issue of securities within the meaning of the 1933 Act, except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;
6.	purchase or sell real estate, except that the Portfolio may: (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;
7.	issue senior securities except to the extent permitted by the 1940 Act, including the rules and regulations thereunder, and any exemptive relief obtained by the Portfolio; or
8.	purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Board has adopted the following non-fundamental investment restrictions, which may be changed by a vote of each Portfolio’s Board and without shareholder vote.
Voya Large Cap Growth Portfolio
The Portfolio:
1.	may not make short sales;
2.	will manage its precious metals investments, and/or futures contracts on metals, so that less than 10% of the gross income of the Portfolio for tax purposes during any fiscal year (the current limit on so-called non-qualifying income) is derived from these and other sources that produce such non-qualifying income; and
3.	may not have more than 25% of its total assets invested in securities of issuers located in any one emerging market country. The Portfolio’s investments in U.S. issuers are not subject to the foreign country diversification guidelines.
Voya Large Cap Value Portfolio
The Portfolio:
1.	may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities that are not readily marketable, would exceed the Portfolio’s limitation of 15% of the net assets of the Portfolio on investing in illiquid securities.
DISCLOSURE OF each Portfolio’s PORTFOLIO SECURITIES
Each Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each Portfolio’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.
In addition, each Portfolio posts its portfolio holdings schedule on Voya’s website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar quarter.
Each Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. Each Portfolio may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.
Each Portfolio also compiles a list of its ten largest (“Top Ten”) holdings and/or its Top Ten largest issuers. This information is made available on Voya’s website ten calendar days following the end of the previous calendar month, or as soon thereafter as practicable. The Top Ten holdings and/or issuer information shall be as of the last day of the previous calendar month.
Investors (both individual and institutional), financial intermediaries that distribute each Portfolio’s shares, and most third parties may receive each Portfolio’s annual or semi-annual shareholder reports, or view them on Voya’s website, along with each Portfolio’s portfolio holdings schedule.
The Top Ten list is also provided in quarterly Portfolio descriptions that are included in the offering materials of variable life insurance products, variable annuity contracts and other retirement plans.
Other than in regulatory filings or on Voya’s website, each Portfolio may provide its complete portfolio holdings to certain unaffiliated third parties and affiliates when a Portfolio has a legitimate business purpose for doing so. Unless otherwise noted below, each Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, a Portfolio’s disclosure of its portfolio holdings may include disclosure:
•	to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions;
•	to financial printers for the purpose of preparing Portfolio regulatory filings;
•	for the purpose of due diligence regarding a merger or acquisition;
•	to a new adviser or sub-adviser prior to the commencement of its management of a Portfolio;
•	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more raw data from a Portfolio than is posted on the Portfolio’s website);
•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in a Portfolio;
•	to service providers, on a daily basis, in connection with their providing services benefiting a Portfolio such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting or class action service providers;
•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders;
•	to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or
•	to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of Portfolio portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.
The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding a Portfolio’s portfolio holdings is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of Portfolio shareholders, on the one hand, and those of the Portfolio’s Adviser, Sub-Adviser, Principal Underwriter, or any affiliated person of the Portfolio, its Adviser, or its Principal Underwriter, on the other. These Policies authorize the Portfolio’s Adviser or its affiliates to implement the Board’s Policies and direct the Adviser or its affiliates to document the expected benefit to shareholders. Among other considerations, the Adviser or its affiliates are directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients over that of a Portfolio’s shareholders. Similarly, the Adviser or its affiliates are directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser, Principal Underwriter, and their affiliates.
The Board has authorized the senior officers of the Adviser or its affiliates to authorize the release of the Portfolio’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Adviser or its affiliates report quarterly to the Board regarding the implementation of the Policies.
Each Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolio’s full portfolio holdings:
Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for the Voya family of funds line of credit	As requested	None
Institutional Shareholder Services Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc.	Class Action Services	Monthly	10 days
Charles River Development	Compliance	Daily	None
Albridge Analytics, an indirect wholly-owned subsidiary of The Bank of New York Mellon	Provision of Analytics for Oversight and Reporting of Securities Lending	Daily	None
All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of each Portfolio and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of Voya’s Legal Department. All waivers and exceptions involving any Portfolio will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by a Portfolio, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF the Trust
The business and affairs of the Trust are managed under the direction of the Trust’s Board according to the applicable laws of the State of Massachusetts.
The Board governs each Portfolio and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee each Portfolio’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s performance.
Set forth in the table below is information about each Trustee of each Portfolio.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Independent Trustees
Colleen D. Baldwin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 55	Trustee	November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 62	Chairperson Trustee	January 2014 – Present January 2005 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 67	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present) and The Royce Funds (35 funds) (December 2009 – Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 74	Trustee	May 2013 – Present	Retired. Formerly, Professor of Economics and Finance, Middle Tennessee State University (August 1991 – July 2014); Dr. DePrince continued to hold a position with the university under a post-retirement contract through the end of 2014.	151	None.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Peter S. Drotch 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 73	Trustee	November 2007 – Present	Retired.	151	First Marblehead Corporation (September 2003 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Trustee	August 2015 – Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – Present)	151	None.
Russell H. Jones 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 71	Trustee	May 2013 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 72	Trustee	January 2005 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 58	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 65	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 61	Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 70	Trustee	January 1994 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	151	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Trustee who is an “Interested Person”

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustees[2]	Other Board Positions Held by Trustees
Shaun Mathews[3] 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 60	Trustee	November 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC, (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management, (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).
1	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).
2	For the purposes of this table, “Fund Complex” means the Voya family of funds, including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of October 31, 2015.
3	Mr. Mathews is deemed to be an “interested person” of the Trust, as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.
Information Regarding Officers of the Trust
Set forth in the table below is information for each Officer of the Trust.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 60	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Michael J. Roland 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 57	Executive Vice President	March 2003 - Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012) and Chief Compliance Officer, Voya Family of Funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 65	Chief Investment Risk Officer Executive Vice President	September 2009 - Present March 2003 - Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 49	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investments, LLC and Chief Compliance Officer, Voya Family of Funds (February 2012- Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 48	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 51	Senior Vice President	November 2003 - Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Julius Drelick III 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 49	Senior Vice President	July 2012 - Present	Senior Vice President and Chief Compliance Officer of Directed Services LLC and Voya Investments, LLC (January 2014 – Present); and Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present). Formerly, Vice President - Platform Product Management & Project Management, Voya Investments, LLC (April 2007 – June 2012).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Robert Terris 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 45	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 42	Vice President and Treasurer	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 57	Vice President	September 2004 - Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 61	Vice President	February 2003 - Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Compliance Officer, Voya Financial, Inc. (January 2013 – Present); Money Laundering Reporting Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara Donaldson 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 56	Vice President	September 2014 - Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Robyn L. Ichilov 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 48	Vice President	November 1999 - Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 39	Vice President	September 2012 - Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years
Kimberly K. Springer 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 58	Vice President	March 2006 - Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 – July 2012).
Craig Wheeler 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 46	Vice President	May 2013 - Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 52	Secretary	August 2003 - Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 64	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258-2034 Age: 52	Assistant Secretary	August 2003 - Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
1	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

The Board of Trustees
The Trust and each Portfolio are governed by the Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and each Portfolio to the Trust’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Trust and each Portfolio do so pursuant to contracts that have been approved by the Board. The Trustees are experienced executives who, among other duties, oversee the Trust’s activities, review contractual arrangements with companies that provide services to each Portfolio, and review each Portfolio’s investment performance.
The Board Leadership Structure and Related Matters
The Board is comprised of thirteen (13) members, twelve (12) of whom are independent or disinterested persons, which means that they are not “interested persons” of each Portfolio as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”).
The Trust is one of 24 registered investment companies (with a total of approximately 151 separate series) in the Voya family of funds and all of the Trustees serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.
One of the Independent Trustees, currently John V. Boyer, serves as the Chairperson of the Board of the Trust. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and such other duties as the Board periodically may determine. Mr. Boyer does not hold a position with any firm that is a sponsor of the Trust. The designation of an individual as the Chairperson does not impose on such Independent Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.
The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a three-day period, and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board believes that its committee structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.
Board Committees
Audit Committee. The Board has established an Audit Committee whose functions include, among other things, (i) meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of six (6) Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Drotch, Gavin, Kenny, Obermeyer, and Vincent. Mr. Drotch currently serves as the Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch, Kenny, Obermeyer, and Vincent have each been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee currently meets regularly five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held five (5) meetings during the fiscal year ended December 31, 2014. The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held two (2) such additional joint meetings during the fiscal year ended December 31, 2014.
Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) serving as a committee, and in such capacity, to receive, retain, and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance and oversight of the CCO; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by the Trust’s advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.
The Compliance Committee currently consists of six (6) Independent Trustees: Dr. DePrince, Mses. Chadwick and Pressler, and Messrs. Boyer, Jones, and Sullivan. Mr. Jones currently serves as the Chairperson of the Compliance Committee. The Compliance Committee currently meets regularly four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held four (4) meetings during the fiscal year ended December 31, 2014. The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held two (2) such additional joint meetings during the fiscal year ended December 31, 2014.
Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Voya funds (including each Portfolio). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.
The Contracts Committee currently consists of all twelve (12) of the Independent Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. It is expected that the Contracts Committee will meet regularly six (6) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Contracts Committee held six (6) meetings during the fiscal year ended December 31, 2014.
On January 23, 2014, the Board established a Contracts Sub-Committee for the purpose of initially reviewing substantially all of the matters considered by the Contracts Committee. The Contracts Sub-Committee consisted of seven (7) Independent Trustees. The following Trustees served as members of the Contracts Sub-Committee: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Obermeyer, and Vincent. Ms. Pressler served as the Chairperson of the Contracts Sub-Committee.The Contracts Sub-Committee held five (5) meetings during the fiscal year ended December 31, 2014.
On January 22, 2015, the Board discontinued the Contracts Sub-Committee, at which point it was determined that the activities performed by the Contracts Sub-Committee would be performed by the Contracts Committee.
Investment Review Committees. The Board has established, for all of the funds under its direction, the following three Investment Review Committees: (i) the Joint Investment Review Committee (“Joint IRC”); (ii) the Investment Review Committee for the Domestic Equity Funds (“DE IRC”); and (iii) the Investment Review Committee for the International/Balanced/Fixed-Income Funds (“I/B/F IRC”). Each of the Investment Review Committees perform the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; and (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds. Each Portfolio is monitored by the Investment Review Committees, as indicated below. Each committee is described below.
Portfolio	Joint IRC	DE IRC	I/B/F IRC
Voya Large Cap Growth Portfolio		X
Voya Large Cap Value Portfolio		X
The Joint IRC currently consists of twelve (12) Independent Trustees and one (1) Trustee who is an “interested person” of the funds in the Voya family of funds, as defined in the 1940 Act (“Interested Trustee”). Mr. Obermeyer currently serves as the Chairperson of the Joint IRC. The Joint IRC was established on January 23, 2014. Prior to January 23, 2014, the Board held joint meetings of the I/B/F IRC and the DE IRC. The Joint IRC currently meets regularly six (6) times per year. The Joint IRC held five (5) meetings during the fiscal year ended December 31, 2014.
The DE IRC currently consists of six (6) Independent Trustees. The following Trustees serve as members of the DE IRC: Ms. Baldwin, and Messrs. Drotch, Gavin, Jones, Obermeyer, and Vincent. Ms. Baldwin currently serves as the Chairperson of the DE IRC. The DE IRC currently meets regularly six (6) times per year. The DE IRC held six (6) meetings during the fiscal year ended December 31, 2014.
The I/B/F IRC currently consists of six (6) Independent Trustees and one (1) Interested Trustee. The following Trustees serve as members of the I/B/F IRC: Dr. DePrince, Mses. Chadwick and Pressler, and Messrs. Boyer, Kenny, Mathews, and Sullivan. Ms. Chadwick currently serves as the Chairperson of the I/B/F IRC. The I/B/F IRC currently meets regularly six (6) times per year. The I/B/F IRC held six (6) meetings during the fiscal year ended December 31, 2014. The DE IRC and the I/B/F IRC held one (1) joint meeting during the fiscal year ended December 31, 2014.
Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.
In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.
The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.
The Nominating and Governance Committee currently consists of six (6) Independent Trustees. The following Trustees serve as members of the Nominating and Governance Committee: Mses. Baldwin and Chadwick, and Messrs. Boyer, Drotch, Jones, and Kenny. Mr. Kenny currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets three (3) times per year and on an as-needed basis. The Nominating and Governance Committee held four (4) meetings during the fiscal year ended December 31, 2014.
The Board’s Risk Oversight Role
The day-to-day management of various risks relating to the administration and operation of the Trust and each Portfolio is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for each Portfolio. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact each Portfolio or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.
The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront each Portfolio. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; and (ix) the risk of conflicts of interest affecting Voya affiliates in managing each Portfolio. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting each Portfolio. In addition, many service providers to each Portfolio have adopted their own policies, procedures, and controls designed to address particular risks to each Portfolio. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.
The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of the Trust, including the CCOs for the Trust and the Adviser and the Trust’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each Portfolio’s portfolio managers. Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Trustees.
Qualifications of the Trustees
The Board believes that each of its Trustees is qualified to serve as a Trustee of the Trust based on its review of the experience, qualifications, attributes, and skills of each Trustee. The Board bases this conclusion on its consideration of various criteria, no one of which is controlling. Among others, the Board has considered the following factors with respect to each Trustee: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of views; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Trustee's duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Trustee's ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors/trustees of other public companies; educational background and professional training; prior experience serving on the Board, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.
Information indicating certain of the specific experience and qualifications of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table above that provides information about each Trustee. That table includes, for each Trustee, positions held with the Trust, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Trustee serves as a Board member, and certain directorships held during the past five (5) years. Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Trustee should serve as a Board member in light of the Trust’s business and structure.
Colleen D. Baldwin has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. She also has served as the Chairperson of the Trust’s DE IRC since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s Nominating and Governance Committee since 2009. Ms. Baldwin is currently an Independent Board Director of DSM/Dentaquest and is a member of its Audit and Finance/Investment Review Committees. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.
John V. Boyer has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005. He also has served as the Chairperson of the Trust’s Board of Trustees since January 22, 2014 and, prior to that, as the Chairperson of the Trust’s I/B/F IRC since 2006. Prior to that, he served as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Since 2008, Mr. Boyer has been President and CEO of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.
Patricia W. Chadwick has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Trust’s I/B/F IRC since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s DE IRC since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of The Royce Funds (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.
Albert E. DePrince, Jr. has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 1998. Dr. DePrince was a professor of Economics and Finance at Middle Tennessee State University since 1991, and retired in July, 2014. He continued to hold a position with the university under a post-retirement contract until December 31, 2014. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002. He has presented research papers at numerous academic conferences and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, investment strategies, and commercial bank performance.
Peter S. Drotch has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. He has also served as the Chairperson of the Trust’s Audit Committee since January 1, 2015. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch is also a Director of First Marblehead Corporation (student loans), Tufts Health Plan (health insurance), and the University of Connecticut Foundation, Inc. Mr. Drotch holds a B.S. from the University of Connecticut and is a retired Certified Public Accountant.

Martin J. Gavin has been a Trustee of the Trust since August 1, 2015. Mr. Gavin previously served as a Trustee of the Trust from May 21, 2013 until September 12, 2013, and as a board member of other investment companies in the Voya family of funds from 2011 until September 12, 2013. Additionally, Mr. Gavin previously served as a board member of other investment companies in the Voya family of funds from 2009 until 2010. Mr. Gavin is currently the President and Chief Executive Officer of the Connecticut Children’s Medical Center. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.
Russell H. Jones has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since December 2007. He also has served as the Chairperson of the Trust’s Compliance Committee since January 23, 2014. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.
Patrick W. Kenny has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2005. He also has served as the Chairperson of the Trust’s Nominating and Governance Committee since January 23, 2014 and, prior to that, as the Chairperson of the Trust’s Compliance Committee since 2006. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG LLP (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the Voya family of funds (2002-2005). Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.A. from the University of Missouri and is a Certified Public Accountant.
Shaun P. Mathews has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2007. He also is President and Chief Executive Officer of Voya Investments, LLC (2006 to present). Mr. Mathews previously served as President of Voya Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.
Joseph E. Obermeyer has been a Trustee of the Trust since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He also has served as the Chairperson of the Trust’s Joint IRC since January 23, 2014. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.
Sheryl K. Pressler has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of both the Trust’s Contracts Committee and Contracts Sub-Committee since 2007 and January 23, 2014, respectively. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 – May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.
Christopher P. Sullivan has been a Trustee of the Trust since 2015. He retired from Fidelity Management & Research in October 2012, following three years as first President of the Bond Group and then Head of Institutional Fixed Income. Previously, Mr. Sullivan served as Managing Director and Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009) and prior to that, Senior Vice President at PIMCO (1997-2001). He currently serves as a Director of Rimrock Funds (since 2013), a fixed income hedge fund. He is also a Senior Advisor to Asset Grade (since 2013), a private wealth management firm, and serves as a Trustee of the Overlook Foundation, a foundation that supports Overlook Hospital in Summit, New Jersey. In addition to his undergraduate degree from the University of Chicago, Mr. Sullivan holds an M.A. degree from the University of California at Los Angeles and is a Chartered Financial Analyst.
Roger B. Vincent has been a Trustee of the Trust and a board member of other investment companies in the Voya family of funds since 2002. He also has served as the Chairperson of the Trust’s Board of Trustees from 2007 – January 21, 2014 and, prior to that, as the Chairperson of the Trust’s Contracts Committee and the DE IRC. Mr. Vincent retired as President of Springwell Corporation (a corporate finance firm) in 2011 where he had worked since 1989. He is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive partnership. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000), and Petrolane, Inc.

(1993-1995), and as a board member of certain predecessor funds of the Voya family of funds (1993-2002). Mr. Vincent is a member of the board of the Mutual Fund Directors Forum and a past Director of the National Association of Corporate Directors. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.
Trustee Ownership of Securities
In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board for Independent Trustees to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund include, in addition to direct ownership of Voya fund shares, ownership of a variable contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.
Prior to May 22, 2014, under this Ownership Policy, the initial value of investments in the Voya family of funds that Trustees were required to beneficially own must have been equal to at least $100,000. On May 22, 2014, the Board amended the Ownership Policy to increase the initial value of investments that a Trustee must own in the Voya family of funds to $230,000.
On January 22, 2015, the Board again amended the Ownership Policy (the “Amended Ownership Policy”) to require the initial value of investments in the Voya family of funds that are directly or indirectly owned by the Trustees to equal or exceed the annual retainer fee for Board services (excluding any annual retainers for service as chairpersons of the Board or its committees or as members of committees), as such retainer shall be adjusted from time to time.
The Amended Ownership Policy provides that existing Trustees shall have a reasonable amount of time from the date of any recent or future increase in the minimum ownership requirements in order to satisfy the minimum share ownership requirements. In addition, the Amended Ownership Policy provides that a new Trustee shall satisfy the minimum share ownership requirements within a reasonable time of becoming a Trustee. For purposes of the Amended Ownership Policy, a reasonable period of time will be deemed to be, as applicable, no more than three years after a Trustee has assumed that position with the Voya family of funds or no more than one year after an increase in the minimum share ownership requirement due to changes in annual Board retainer fees. A decline in value of any fund investments will not cause a Trustee to have to make any additional investments under this Policy.
As of December 31, 2014, all Independent Trustees were in compliance with the Ownership Policy.
Investment in mutual funds of the Voya family of funds by the Trustees pursuant to this Ownership Policy are subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Trustees.
Trustees' Portfolio Equity Ownership Positions
The following table sets forth information regarding each Trustee's beneficial ownership of equity securities of each Portfolio and the aggregate holdings of shares of equity securities of all the funds in the Voya family of funds for the calendar year ended December 31, 2014.
Portfolio	Dollar Range of Equity Securities in each Portfolio as of December 31, 2014
	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Albert E. DePrince, Jr.	Peter S. Drotch	Martin J. Gavin[2]
Voya Large Cap Growth Portfolio	None	None	None	None	None	None
Voya Large Cap Value Portfolio	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000	Over $100,000[1]	Over $100,000	Over $100,000[1]

Portfolio	Dollar Range of Equity Securities in each Portfolio as of December 31, 2014
	Russell H. Jones	Patrick W. Kenny	Shaun P. Mathews	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan[3]	Roger B. Vincent
Voya Large Cap Growth Portfolio	None	None	None	None	None	None	None
Voya Large Cap Value Portfolio	None	None	None	None	None	None	None

Portfolio	Dollar Range of Equity Securities in each Portfolio as of December 31, 2014
	Russell H. Jones	Patrick W. Kenny	Shaun P. Mathews	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan[3]	Roger B. Vincent
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Voya family of funds	Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000 Over $100,000[1]	Over $100,000[1]	Over $100,000[1]	None	Over $100,000 Over $100,000[1]
1	Includes the value of shares in which a Trustee has an indirect interest through a deferred compensation plan and/or a 401(K) plan.
2	Mr. Gavin was appointed as Trustee effective August 1, 2015.
3	Mr. Sullivan was appointed as Trustee effective October 1, 2015.
Independent Trustee Ownership of Securities of the Adviser, Underwriter, and their Affiliates
The following table sets forth information regarding each Independent Trustee's (and his/her immediate family members) share ownership, beneficially or of record, in securities of each Portfolio’s Adviser or Principal Underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the Adviser or Principal Underwriter of each Portfolio (not including registered investment companies) as of December 31, 2014.
Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Albert E. DePrince, Jr.	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
Marin J. Gavin	N/A	N/A	N/A	N/A	N/A
Russell H. Jones	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Joseph Obermeyer	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Christopher P. Sullivan	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A
Trustee Compensation
Each Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.
Effective January 1, 2015, each Portfolio pays each Trustee who is not an interested person of the Portfolio his or her pro rata share, as described below, of: (i) an annual retainer of $250,000; (ii) Mr. Boyer, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Drotch, Jones, Kenny, and Obermeyer as the Chairpersons of Committees of the Board, each receive an additional annual retainer of $30,000, $30,000, $65,000, $25,000, $25,000, $25,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.
Prior to January 1, 2015, each Portfolio paid each Trustee who was not an interested person of the Portfolio his or her pro rata share, as described below, of: (i) an annual retainer of $230,000; (ii) Mr. Boyer, as the Chairperson of the Board, received an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. J. Michael Earley (former Board member, retired December 31, 2014), Jones, Kenny, and Obermeyer as the Chairpersons of Committees of the Board, each received an additional annual retainer of $30,000, $30,000, $65,000, $25,000, $25,000, $25,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion could from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.
The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliate for which the Trustees serve in common as Trustees.
Future Compensation Payment

Certain future payment arrangements apply to certain Trustees. More particularly, each non-interested Trustee, with the exception of Dr. DePrince and Messrs.  Jones and Obermeyer, who was a Trustee on or before May 9, 2007, and who will have served as a non-interested Trustee for five or more years for one or more funds in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee:  (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled.  The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two (2) times the annual compensation payable to such Trustee, as in effect at the time of his or her retirement, death or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007.  The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007.  This amount shall be paid by the Voya fund or Voya funds on whose Board the Trustee was serving at the time of his or her retirement, death, or disability.  Each applicable Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.
Compensation Table
The following table sets forth information provided by each Portfolio’s Adviser regarding compensation of Trustees by each Portfolio and other funds managed by the Adviser and its affiliates for the fiscal year ended December 31, 2014. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Adviser or its affiliates.
Portfolio	Aggregate Compensation
	Colleen D. Baldwin	John V. Boyer	Patricia W. Chadwick	Albert E. DePrince, Jr.	Peter S. Drotch	J. Michael Earley[1]	Martin J. Gavin[3]
Voya Large Cap Growth Portfolio	$17,353.02	$20,895.47	$17,368.06	$15,833.33	$15,833.33	$17,112.27	N/A
Voya Large Cap Value Portfolio	$4,140.10	$4,986.84	$4,143.36	$3,776.89	$3,776.89	$4,082.28	N/A
Pension or Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Portfolio and the Voya family of funds Paid to Trustees	$339,680.55	$408,861.11[2]	$340,000.00	$310,000.00	$310,000.00	$335,000.00	N/A

Portfolio	Aggregate Compensation
	Russell H. Jones	Patrick W. Kenny	Joseph E. Obermeyer	Sheryl K. Pressler	Christopher P. Sullivan[4]	Roger B. Vincent
Voya Large Cap Growth Portfolio	$17,037.05	$17,112.27	$17,277.80	$19,158.58	N/A	$15,977.23
Voya Large Cap Value Portfolio	$4,065.98	$4,082.28	$4,123.80	$4,570.91	N/A	$3,808.06
Pension or Retirement Benefits Accrued as Part of Fund Expenses	N/A	N/A	N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A	N/A	N/A	N/A
Total Compensation from the Portfolio and the Voya family of funds Paid to Trustees	$333,402.78[2]	$335,000.00[2]	$338,083.33[2]	$375,000.00	N/A	$313,055.56
1	Mr. Earley retired as a Trustee effective December 31, 2014.
2	During the fiscal year ended December 31, 2014, Messrs. Boyer, Jones, Kenny, and Obermeyer deferred $20,000.00, $69,000.00, $83,750.00, and $33,808.33, respectively, of their compensation from the Voya family of funds.
3	Mr. Gavin was appointed as Trustee effective August 1, 2015.

4	Mr. Sullivan was appointed as Trustee effective October 1, 2015.
CODE OF ETHICS
Each Portfolio, the Adviser, the Sub-Adviser, and the Distributor have adopted a code of ethics (“Code of Ethics”) governing personal trading activities of all Trustees, Officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of or obtain information pertaining to any purchase or sale of a security by each Portfolio. The Code of Ethics is intended to prohibit fraud against a Portfolio that may arise from the personal trading of securities that may be purchased or held by that Portfolio or of the Portfolio’s shares. The Code of Ethics prohibits short-term trading of a Portfolio’s shares by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with each Portfolio’s Adviser or its affiliates and to report all transactions on a regular basis.
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS
Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may have a significant impact on matters submitted to a shareholder vote.
Shares of each Portfolio are owned by: insurance companies as depositors of Separate Accounts which are used to fund Variable Contracts; Qualified Plans; investment advisers and their affiliates in connection with the creation or management of each Portfolio; and certain other investment companies.
The following may be deemed control persons of certain Portfolios:
Voya Insurance and Annuity Company, an Iowa corporation, is an indirect, wholly-owned subsidiary of Voya Financial, Inc.
Trustee and Officer Holdings
As of November 2, 2015, the Trustees and officers of the Trust as a group owned less than 1% of any class of each Portfolio’s outstanding shares.
Principal Shareholders
As of November 2, 2015, to the best knowledge of management, no person owned beneficially or of-record 5% or more of the outstanding shares of any class of a Portfolio or 5% or more of the outstanding shares of a Portfolio addressed herein, except as set forth in the table below. The Trust has no knowledge as to whether all or any portion of shares owned of-record are also owned beneficially.
No information is shown for a Portfolio or class that had not commenced operations as of November 2, 2015.
Name of Portfolio	Class	Name and Address	Percentage of Class	Percentage of Portfolio
Voya Large Cap Growth Portfolio	Class ADV	Voya Insurance and Annuity Company 1475 Dunwoody Dr West Chester, PA 19380-1478	82.62%	56.40%
Voya Large Cap Growth Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	8.45%	10.04%
Voya Large Cap Growth Portfolio	Class ADV	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN-41 One Orange Way B3N Windsor, CT 06095	6.81%	21.95%
Voya Large Cap Growth Portfolio	Class I	Reliastar Life Insurance CO FBO SVUL I Attn: Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	8.81%	2.53%
Voya Large Cap Growth Portfolio	Class I	Voya Institutional Trust CO as TTEE The ADP Totalsource Retirement Savings Plan 30 Braintree Hill Office Park Braintree, MA 02184	12.23%	10.04%
Voya Large Cap Growth Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN-41 One Orange Way B3N Windsor, CT 06095	44.20%	21.95%
Voya Large Cap Growth Portfolio	Class S2	Voya Insurance and Annuity Company 1475 Dunwoody Dr West Chester, PA 19380-1478	21.32%	56.40%
Voya Large Cap Growth Portfolio	Class S2	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	20.19%	10.04%

Name of Portfolio	Class	Name and Address	Percentage of Class	Percentage of Portfolio
Voya Large Cap Growth Portfolio	Class S2	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN-41 One Orange Way B3N Windsor, CT 06095	58.49%	21.95%
Voya Large Cap Growth Portfolio	Class S	Voya Insurance and Annuity Company 1475 Dunwoody Dr West Chester, PA 19380-1478	77.16%	56.40%
Voya Large Cap Growth Portfolio	Class S	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN-41 One Orange Way B3N Windsor, CT 06095	18.25%	21.95%
Voya Large Cap Value Portfolio	Class ADV	Voya Institutional Trust Company 1 Orange Way Windsor, CT 06095-4773	93.96%	12.75%
Voya Large Cap Value Portfolio	Class ADV	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN-41 One Orange Way B3N Windsor, CT 06095	5.88%	22.30%
Voya Large Cap Value Portfolio	Class I	Voya Institutional Trust CO as TTEE The ADP Totalsource Retirement Savings Plan 30 Braintree Hill Office Park Braintree, MA 02184	24.30%	12.75%
Voya Large Cap Value Portfolio	Class I	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN-41 One Orange Way B3N Windsor, CT 06095	60.29%	22.30%
Voya Large Cap Value Portfolio	Class S2	Voya Retirement Insurance and Annuity Company Attn: Valuation Unit TN-41 One Orange Way B3N Windsor, CT 06095	98.07%	22.30%
Voya Large Cap Value Portfolio	Class S	Voya Insurance and Annuity Company 1475 Dunwoody Dr West Chester, PA 19380-1478	94.71%	58.53%
PROXY VOTING PROCEDURES AND GUIDELINES
The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to each Portfolio’s portfolio securities. The proxy voting procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser’s proxy voting procedures, which require the Adviser to vote proxies in accordance with each Portfolio’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Compliance Committee oversees the implementation of each Portfolio’s proxy voting procedures and guidelines. A copy of the proxy voting procedures and guidelines of each Portfolio, including procedures of the Adviser, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how each Portfolio voted proxies relating to portfolio securities for the one-year period ending June 30th is available online without charge at www.voyainvestments.com or by accessing the SEC’s EDGAR database at www.sec.gov.
ADVISER
The investment adviser for each Portfolio is Directed Services LLC (“DSL” or “Adviser”). The Adviser, subject to the authority of the Board, has the overall responsibility for the management of each Portfolio’s portfolio.
The  Adviser is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof). The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc.. Voya Financial, Inc. is a U.S.-based financial institution with subsidiaries operating in the retirement, investment, and insurance industries.
On December 31, 2006, an internal reorganization was undertaken in which DSI, the former adviser to Voya Large Cap Growth Portfolio, was reorganized into a limited liability corporation and transferred so that it became a wholly-owned subsidiary of Voya Retirement Insurance and Annuity Company. The resulting company was DSL, a registered investment adviser and broker-dealer. As a result of this reorganization, DSI’s current management contracts were assumed by DSL. DSL began providing investment management services in January 2007.
Investment Management Agreement
The Adviser serves pursuant to an Investment Management Agreement between the Adviser and the Trust on behalf of each Portfolio. Under the Investment Management Agreement, the Adviser oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for each Portfolio. In addition, the Adviser provides administrative services reasonably necessary for the operation of each Portfolio. The Adviser has delegated certain management responsibilities to one or more Sub-Advisers.
Investment Management Services
Among other things, the Adviser (i) provides general investment advice and guidance with respect to each Portfolio and provides advice and guidance to each Portfolio’s Board; (ii) provides the Board with any periodic or special reviews or reporting it requests, including any reports regarding a Sub-Adviser and its investment performance; (iii) oversees management of each Portfolio’s investments and portfolio composition including supervising any Sub-Adviser with respect to the services that such Sub-Adviser provides; (iv) makes available its officers and employees to the Board and officers of the Trust; (v) designates and compensates from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; (vi) periodically monitors and evaluates the performance of any Sub-Adviser with respect to the investment objectives and policies of each Portfolio and performs periodic detailed analysis and review of the Sub-Adviser’s investment performance; (vii) reviews, considers and reports on any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations or any changes in the ownership or senior management of the Sub-Adviser; (viii) performs periodic in-person or telephonic diligence meetings with the Sub-Adviser; (ix) assists the Board and management of each Portfolio in developing and reviewing information with respect to the initial and subsequent annual approval of the Sub-Advisory Agreement; (x) monitors the Sub-Adviser for compliance with the investment objective or objectives, policies and restrictions of each Portfolio, the 1940 Act, Subchapter M of the Code, and, if applicable, regulations under these provisions, and other applicable law; (xi) if appropriate, analyzes and recommends for consideration by the Board termination of a contract with a Sub-Adviser; (xii) identifies potential successors to or replacements of a Sub-Adviser or potential additional Sub-Adviser, performs appropriate due diligence, and develops and presents recommendations to the Board; and (xiii) is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of a Portfolio’s assets and the purchase and sale of portfolio securities for one or more Portfolios in the event that at any time no sub-adviser is engaged to manage the assets of such Portfolio.
In addition, effective May 1, 2015, the Adviser acts as a liaison among the various service providers to each Portfolio, including, among others, the custodian and portfolio accounting agent. The Adviser also reviews each Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of each Portfolio.
Limitation of Liability
The Adviser is not subject to liability to each Portfolio for any act or omission in the course of, or in connection with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Investment Management Agreement.
Continuation and Termination of the Investment Management Agreement
After an initial term of two years, the Investment Management Agreement continues in effect from year to year with respect to each Portfolio so long as such continuance is specifically approved at least annually by: (i) the Board of Trustees; or (ii) the vote of a “majority” of a Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); and provided that such continuance is also approved by a vote of at least a majority of the Independent Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Investment Management Agreement may be terminated as to a particular Portfolio at any time without penalty by (i) the vote of the Board; (ii) the vote of a majority of each Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of that Portfolio; or (iii) the Adviser, on sixty (60) days’ prior written notice to the other party. The notice provided for herein may be waived by either party, as a single class, or upon notice given by the Adviser. The Investment Management Agreement will terminate automatically in the event of its “assignment” (as defined in Section 2(a)(4) of the 1940 Act).
Management Fees
The Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the Trustees and officers of the Trust who are employees of the Adviser or its affiliates, except the CCO and the CIRO.The Adviser pays the fees of the Sub-Adviser.
At a meeting held on March 12, 2015, the Board approved amending and restating each Portfolio’s Investment Management Agreement so that, effective May 1, 2015, the terms of each Portfolio’s Investment Management Agreement and its Administration Agreement are combined under a single Amended and Restated Investment Management Agreement with a single management fee.  The single management fee rate under each Portfolio’s Amended and Restated Investment Management Agreement does not exceed the former combined investment management and administrative services fee rates for each Portfolio and, under each Portfolio’s Amended and Restated Investment Management Agreement, there was no change to the investment management or administrative services provided or the fees charged to each Portfolio.
As compensation for its services, each Portfolio pays its Adviser, expressed as an annual rate, a fee equal to the following as a percentage of each Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The following table should be read in conjunction with the section below entitled “Management Fee Waivers.”

Portfolio	Annual Management Fee Effective May 1, 2015
Voya Large Cap Growth Portfolio	0.650% on the first $5.5 billion of the Portfolio’s average daily net assets;
0.620% on the next $1.5 billion of the Portfolio’s average daily net assets;
0.600% on the next $3 billion of the Portfolio’s average daily net assets; and
0.590% of the Portfolio’s average daily net assets in excess of $10 billion.
Voya Large Cap Value Portfolio	0.75% on the first $500 million of the Portfolio’s average daily net assets; and
0.70% of the Portfolio’s average daily net assets in excess of $500 million.
Effective August 14, 2015, the annual management fee rate was revised as follows:
0.750% on the first $500 million of the Portfolio’s average daily net assets;
0.700% on the next $1.5 billion of the Portfolio’s average daily net assets; and
0.650% of the Portfolio’s average daily net assets in excess of $2 billion.
Management Fee Waivers
The Adviser is contractually obligated to lower the management fee for Voya Large Cap Value Portfolio so that the management fee payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from implementation of a sub-advisory fee reduction through May 1, 2017. Termination or modification of this obligation requires approval by the Board.
Total Investment Management Fees Paid by each Portfolio
During the past three fiscal years, each Portfolio paid the following investment management fees to its Adviser or its affiliates.
Portfolio	December 31,
	2014	2013	2012
Voya Large Cap Growth Portfolio
Management Fee (Prior to May 1, 2015)	$32,623,214	$24,941,929	$12,565,251
Administrative Services Fee (Prior to May 1, 2015)	$5,961,745	$4,534,851	$2,284,561
Management Fee including Administrative Services (effective May 1, 2015)	None	None	None
Voya Large Cap Value Portfolio
Management Fee (Prior to May 1, 2015)	$8,986,554	$4,030,363	$2,251,356
Administrative Services Fee (Prior to May 1, 2015)	$1,456,077	$635,753	$346,357
Management Fee including Administrative Services (effective May 1, 2015)	None	None	None
EXPENSES
Each Portfolio’s assets may decrease or increase during its fiscal year and each Portfolio’s operating expense ratios may correspondingly increase or decrease.
In addition to the management fee and other fees described previously, each Portfolio pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with the Adviser.
Certain expenses of each Portfolio are generally allocated to each Portfolio, and each class of each Portfolio, in proportion to its pro rata average net assets, provided that expenses that are specific to a class of a Portfolio may be charged directly to that class in accordance with the Trust’s Multiple Class Plan(s) pursuant to Rule 18f-3. However, any Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.
Certain operating expenses shared by several Portfolios are generally allocated amongst those Portfolios based on average net assets.
EXPENSE LIMITATIONS
As described in the Prospectus, the Adviser, Distributor, and/or Sub-Adviser may have entered into one or more expense limitation agreements with each Portfolio pursuant to which they have agreed to waive or limit their fees. In connection with such an agreement, the Adviser, Distributor, or Sub-Adviser, as applicable, will assume expenses (excluding certain expenses as discussed below) so that the total annual ordinary operating expenses of a Portfolio do not exceed the amount specified in that Portfolio’s Prospectus.
Exclusions
Expense limitations do not extend to interest, taxes, other investment-related costs, leverage expenses (as defined below), extraordinary expenses such as litigation and expenses of the CCO and CIRO, other expenses not incurred in the ordinary course of each Portfolio’s business, and expenses of any counsel or other persons or services retained by the Independent Trustees. Leverage expenses shall mean fees, costs, and expenses incurred in connection with a Portfolio’s use of leverage (including, without limitation, expenses incurred by a Portfolio in creating, establishing, and maintaining leverage through borrowings or the issuance of preferred shares). Acquired Fund Fees and Expenses are not covered by any expense limitation agreement.

If an expense limitation is subject to recoupment (as indicated in the Prospectus), the Adviser, Distributor, or Sub-Adviser, as applicable, may recoup any expenses reimbursed within 36 months of the waiver or reimbursement if such recoupment can be achieved without exceeding the expense limit in effect at the time of the recoupment. The Adviser, Distributor, or Sub-Adviser, as applicable, will only be reimbursed for the fees waived or expenses assumed after the effective date of the expense limitation.
NET FUND FEES WAIVED AND/OR REIMBURSED
The table below shows the net fund expenses reimbursed, waived, and any recoupment, if applicable, by the Adviser, Administrator and Distributor for the last three fiscal years. Effective May 1, 2015, the Administrator no longer provides any services.
Portfolio	December 31,
	2014	2013	2012
Voya Large Cap Growth Portfolio	$(9,252,120)	$(10,157,494)	$(4,502,360)
Voya Large Cap Value Portfolio	$(1,608,777)	$(630,868)	$(384,109)
SUB-ADVISER
The Adviser has engaged the services of one or more Sub-Advisers to provide sub-advisory services to each Portfolio and, pursuant to a Sub-Advisory Agreement, has delegated certain management responsibilities to a Sub-Adviser. The Adviser monitors and evaluates the performance of any Sub-Adviser.
A Sub-Adviser provides, subject to the supervision of the Board and the Adviser, a continuous investment program for each Portfolio and determines the composition of the assets of each Portfolio, including determination of the purchase, retention, or sale of the securities, cash and other investments for the Portfolio, in accordance with the Portfolio’s investment objectives, policies and restrictions and applicable laws and regulations.
Limitation of Liability
A Sub-Adviser is not subject to liability to a Portfolio for any act or omission in the course of, or in connection with, rendering services under the Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Sub-Advisory Agreement.
Continuation and Termination of the Sub-Advisory Agreement
After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved at least annually by: (i) the Board; or (ii) the vote of a majority of the Portfolio’s outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act); provided, that the continuance is also approved by a majority of the Independent Trustees who are not parties to the agreement by a vote cast in person at a meeting called for the purpose of voting on such approval.
The Sub-Advisory Agreement may be terminated as to a particular Portfolio without penalty upon sixty (60) days’ written notice by: (i) the Board; (ii) the majority vote of the outstanding voting securities of the relevant Portfolio; (iii) the Adviser; or (iv) the Sub-Adviser upon 60-90 days’ written notice, depending on the terms of the Sub-Advisory Agreement. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Management Agreement.
Sub-Advisory Fees
The Sub-Adviser receives compensation from the Adviser at the annual rate of a specified percentage of each Portfolio’s average daily net assets, as indicated below. The fee is accrued daily and paid monthly. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.
Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
Voya Large Cap Growth Portfolio	Voya IM	0.2475% on the first 5.5 billion of the Portfolio’s average daily net assets;
0.2340% on the next $1.5 billion of the Portfolio’s average daily net assets;
0.2250% on the next $3 billion of the Portfolio’s average daily net assets; and
0.2205% of the Portfolio’s average daily net assets in excess of $10 billion.
Voya Large Cap Value Portfolio	Voya IM	0.2925% on the first $500 million of the Portfolio’s average daily net assets; and 0.27% of the Portfolio’s average daily net assets in excess of $500 million.
Total Sub-Advisory Fees Paid
The following table sets forth the sub-advisory fees paid by the Adviser for the last three fiscal years.

Portfolio	December 31,
	2014	2013	2012
Voya Large Cap Growth Portfolio	$14,680,438.19	$11,223,863.10	$5,654,372
Voya Large Cap Value Portfolio	$4,043,944.39	$1,813,663.61	$1,013,108
Portfolio Management
Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio
Sub-Advised by Voya IM
Other Accounts Managed
The following table sets forth the number of accounts and total assets in the accounts managed by each portfolio manager as of December 31, 2014:
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jeffrey Bianchi, CFA	5	$10,100,571,636	7	$690,977,194	37	$4,719,287,689
Christopher F. Corapi	11	$15,806,693,080	6	$740,051,425	17	$3,835,555,508
Vincent Costa, CFA	11	$10,658,535,004	4	$339,793,721	9	$1,462,351,878
Kristy Finnegan, CFA	0	$0	0	$0	0	$0
Michael Pytosh	5	$10,100,571,636	7	$690,977,194	19	$4,480,074,912
Potential Material Conflicts of Interest
A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolios. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.
A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.
A portfolio manager may also manage accounts whose objectives and policies differ from those of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a Portfolio maintained its position in that security.
A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.
As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.
Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolios.
Compensation
Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya IM performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.
The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.
Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).
Voya IM's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised funds, each subject to a three-year cliff-vesting schedule.
If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.
For the Portfolio, Voya IM has defined the following index as the benchmark index for the investment team:
Portfolio	Portfolio Manager	Benchmark
Voya Large Cap Growth Portfolio	Jeffrey Bianchi, CFA, Christopher F. Corapi, and Michael Pytosh	Russell 1000® Growth Index
Voya Large Cap Value Portfolio	Christopher F. Corapi, Vincent Costa, CFA, and Kristy Finnegan, CFA	Russell 1000® Value Index
Ownership of Securities
The following tables show the dollar range of equity securities of the Portfolios beneficially owned by each portfolio manager as of December 31, 2014, including investments by his/her immediate family members and amounts invested through retirement and deferred compensation plans:
Voya Large Cap Growth Portfolio
Portfolio Manager	Dollar Range of Fund Shares Owned
Jeffrey Bianchi, CFA	None
Christopher F. Corapi	None
Michael Pytosh	None
Voya Large Cap Value Portfolio
Portfolio Manager	Dollar Range of Fund Shares Owned
Christopher F. Corapi	None
Vincent Costa, CFA	None
Kristy Finnegan, CFA	None
PRINCIPAL UNDERWRITER
Pursuant to the Distribution Agreement (“Distribution Agreement”), Voya Investments Distributor, LLC (the “Distributor”), an indirect, wholly-owned subsidiary of Voya Financial, Inc., serves as principal underwriter and distributor for each Portfolio. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Shares of each Portfolio are offered on a continuous basis. As principal underwriter, the Distributor has agreed to use its best efforts to distribute the shares of each Portfolio, although it is not obligated to sell any particular amount of shares.
On December 29, 2006, an internal reorganization was undertaken in which the distribution functions and contractual obligations for certain Portfolios were transferred from DSI, the predecessor to DSL, to the Distributor.

The Distributor is responsible for all of its expenses in providing services pursuant to the Distribution Agreement, including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares. The Distributor does not receive compensation for providing services under the Distribution Agreement, but may be compensated or reimbursed for all or a portion of such expenses to the extent permitted under a Rule 12b-1 Plan.
The Distribution Agreement may be continued from year to year if approved annually by the Trustees or by a vote of a majority of the outstanding voting securities of each Portfolio and by a vote of a majority of the Trustees who are not “interested persons” of the Distributor, or the Trust or parties to the Distribution Agreement, appearing in person at a meeting called for the purpose of approving such Agreement.
The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days’ written notice by the Trustees or the Distributor or by vote of a majority of the outstanding voting securities of the Portfolio without the payment of any penalty.
Total Distribution Expenses
The following table sets forth the total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to Class R6 shares of each Portfolio for the most recent fiscal year.
“N/A” in the table indicates that, as the Portfolio or class was not in operation during the fiscal year, no information is shown.
Portfolio	Class	Advertising	Printing	Salaries & Commissions	Broker Servicing	Miscellaneous	Total
Voya Large Cap Growth Portfolio	R6	N/A	N/A	N/A	N/A	N/A	N/A
Voya Large Cap Value Portfolio	R6	N/A	N/A	N/A	N/A	N/A	N/A
OTHER SERVICE PROVIDERS
Custodian
The Bank of New York Mellon, One Wall Street, New York, NY 10286, serves as custodian for each Portfolio.
The custodian’s responsibilities include safekeeping and controlling each Portfolio’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Portfolio’s investments. The custodian does not participate in determining the investment policies of a Portfolio, in deciding which securities are purchased or sold by a Portfolio or in the declaration of dividends and distributions. A Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.
For portfolio securities that are purchased and held outside the United States, the Custodian has entered into sub-custodian arrangements with certain foreign banks and clearing agencies which are designed to comply with Rule 17f-5 under the 1940 Act.
Independent Registered Public Accounting Firm
KPMG LLP serves as an independent registered public accounting firm for each Portfolio. KPMG LLP provides audit services and tax return preparation services. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111.
Legal Counsel
Legal matters for the Trust are passed upon by Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.
Transfer Agent and Dividend Paying Agent
BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”) serves as the transfer agent and dividend-paying agent for each Portfolio. Its principal office is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. As transfer agent and dividend-paying agent, BNY Mellon Investment Servicing (U.S.) Inc. is responsible for maintaining account records, detailing the ownership of Portfolio shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.
PORTFOLIO TRANSACTIONS
To the extent each Portfolio invests in affiliated Underlying Funds, the discussion relating to investment decisions made by the Adviser or the Sub-Adviser with respect to each Portfolio also includes investment decisions made by an Adviser or a Sub-Adviser with respect to affiliated Underlying Funds. For convenience, only the terms Adviser, Sub-Adviser, and Portfolio are used.
The Adviser or the Sub-Adviser for each Portfolio places orders for the purchase and sale of investment securities for each Portfolio, pursuant to authority granted in the relevant Investment Management Agreement or Sub-Advisory Agreement.
Subject to policies and procedures approved by the Board, the Adviser and/or the Sub-Adviser have discretion to make decisions relating to placing these orders including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission or other compensation paid to the broker or dealer executing the trade, or using an electronic communications network (“ECN”) or alternative trading system (“ATS”).
In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of a Portfolio pursuant to its Investment Management Agreement with each Portfolio, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected
Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the OTC markets (such as fixed-income securities and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain OTC securities also may be effected on an agency basis when, in the Adviser’s or a Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Adviser or a Sub-Adviser may also place trades using an ECN or ATS.
How the Adviser or Sub-Advisers Select Broker-Dealers
The Adviser or a Sub-Adviser has a duty to seek to obtain best execution of each Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Adviser or a Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, each firm’s execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or a Sub-Adviser (consistent with the “safe harbor” described below); and each firm’s general reputation, financial condition and responsiveness to the Adviser or the Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of each Portfolio’s orders, the Adviser or a Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of each Portfolio. Under these programs, the participating broker-dealers will return to each Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio. These credits are used to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolio, and not the Adviser or the Sub-Adviser.
The Safe Harbor for Soft Dollar Practices
In selecting broker-dealers to execute a trade for each Portfolio, the Adviser or a Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or the Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the 1934 Act, as amended, the Adviser or a Sub-Adviser may cause a Portfolio to pay a broker-dealer a commission for effecting a securities transaction for a Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, as long as the services provided to the Adviser or Sub-Adviser by the broker-dealer: (i) are limited to “research” or “brokerage” services, (ii) constitute lawful and appropriate assistance to the Adviser or Sub-Adviser in the performance of its investment decision-making responsibilities, and (iii) the Adviser or the Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients. In making such a determination, the Adviser or Sub-Adviser might consider, in addition to the commission rate, the range and quality of a broker’s services, including the value of the research provided, execution capability, financial responsibility and responsiveness. The practice of using a portion of a Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser or a Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser or a Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.
Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics, and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto including, but not limited to, related communication and connectivity services and equipment, software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or a Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or a Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or the Sub-Adviser from its own funds, and not by portfolio commissions paid by a Portfolio.
Benefits to the Adviser or the Sub-Advisers – Research products and services provided to the Adviser or a Sub-Adviser by broker-dealers that effect securities transactions for a Portfolio may be used by the Adviser or the Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or a Sub-Adviser in connection with each Portfolio. Some of these products and services are also available to the Adviser or a Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the management fees payable to the Adviser or the sub-advisory fees payable to a Sub-Adviser for services provided to each Portfolio. The Adviser’s or a Sub-Adviser’s expenses would likely increase if the Adviser or the Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.
Broker-Dealers that are Affiliated with the Adviser or the Sub-Advisers
Portfolio transactions may be executed by brokers affiliated with Voya Financial, Inc. the Adviser, or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.
Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities
The placement of portfolio brokerage with broker-dealers who have sold shares of a Portfolio is subject to rules adopted by the SEC and FINRA. Under these rules, the Adviser or a Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of any Portfolio when selecting a broker-dealer for portfolio transactions, and neither a Portfolio nor the Adviser or Sub-Adviser may enter into an agreement under which the Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares. Each Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.
Principal Trades and Research
Purchases of securities for each Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which a Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.
More Information about Trading in Fixed-Income Securities
Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased from or sold to dealers serving as market makers for the securities at a net price. Each Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.
In purchasing and selling fixed-income securities, it is the policy of each Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or a Sub-Adviser generally seeks reasonably competitive spreads or commissions, each Portfolio will not necessarily pay the lowest spread or commission available.
Transition Management
Changes in sub-advisers, investment personnel and reorganizations of a Portfolio may result in the sale of a significant portion or even all of a Portfolio’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the affected Portfolio. Each Portfolio, the Adviser, or a Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in the sub-adviser, reorganization, or other changes.
Allocation of Trades
Some securities considered for investment by a Portfolio may also be appropriate for other clients served by that Portfolio’s Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients is considered at, or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the other funds and such other clients in a manner deemed fair and equitable, over time, by the Portfolio’s Adviser or Sub-Adviser and consistent with the Adviser’s or Sub-Adviser’s written policies and procedures. The Adviser and Sub-Adviser may use different methods of trade allocation. The Adviser’s and Sub-Adviser’s relevant policies and procedures and the results of aggregated trades in which a Portfolio participated are subject to periodic review by the Board. To the extent a Portfolio seeks to acquire (or dispose of) the same security at the same time as other funds, such Portfolio may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned. However, over time, a Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Cross-Transactions
The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof, provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the policy.
Brokerage Commissions Paid
Brokerage commissions paid by each Portfolio for the last three fiscal years are as follows. An increase or decrease in commissions is due to a corresponding increase or decrease in the Portfolio’s trading activity.
Portfolio	December 31,
	2014	2013	2012
Voya Large Cap Growth Portfolio	$3,724,057	$3,156,488	$2,569,083
Voya Large Cap Value Portfolio	$2,141,965	$817,280	$692,075
Affiliated Brokerage Commissions
For the last three fiscal years, each Portfolio did not use affiliated brokers to execute portfolio transactions.
Securities of Regular Broker-Dealers
During the most recent fiscal year, each Portfolio acquired securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies as follows:
Portfolio	Security Description	Market Value
Voya Large Cap Value Portfolio	AXA Group	$14,008,125.60
	Bank of America	$34,690,570.56
	Citigroup	$38,400,351.92
	JP Morgan Chase	$59,989,813.80
	Wells Fargo	$59,706,764.44
ADDITIONAL INFORMATION ABOUT the Trust
Capitalization
The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The shares are fully paid, redeemable, freely transferable, and non-assessable by the Trust. Shares do not have preemptive rights, conversion rights, or subscription rights. The shares may be issued as whole or fractional shares and are uncertificated. The Board may establish additional portfolios (with different investment objectives and fundamental policies) or classes at any time, in the future. Establishment and offering of additional Portfolios will not alter the rights of the Trust’s shareholders. In liquidation of a Portfolio of the Trust, each shareholder is entitled to receive his or her pro rata shares of the net assets of that Portfolio.
The Trust has twenty-five series, each of which is authorized to issue multiple classes of shares. Such classes are designated Class ADV, Class I, Class R6, Class S and Class S2. All series and/or classes may not be offered in this SAI.
Voting Rights
Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Trustees (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders, however to the extent that any matter does not affect the interest of a particular Portfolio or share class, only shareholders of the affected Portfolios or shares classes shall be entitled to vote. Certain shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund Variable Contracts. The insurance company depositors of the Separate Accounts pass voting rights attributable to shares held for Variable Contracts through to contract owners as described in the prospectus for the applicable Variable Contract.
Massachusetts business trust law does not require the Trust to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a contract for investment advisory services. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, less than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Agreement and Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trust’s shares do not have cumulative voting rights. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. The Trust is required to assist in shareholders’ communications.
PURCHASE, EXCHANGE, AND REDEMPTION OF SHARES
An investor may purchase, redeem, or exchange shares in each Portfolio utilizing the methods, and subject to the restrictions, described in the Prospectus.
Purchases
Shares of each Portfolio are sold at the NAV (without a sales charge) next computed after receipt of a purchase order in proper form by the Portfolio or its delegate.

Subscriptions-in-Kind
Certain investors may purchase shares of a Portfolio with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Portfolio consistent with the Portfolio’s investment policies and restrictions. These transactions only will be effected if the Adviser or a Sub-Adviser intends to retain the security in the Portfolio as an investment. Assets so purchased by a Portfolio will be valued in generally the same manner as they would be valued for purposes of pricing the Portfolio’s shares, if these assets were included in the Portfolio’s assets at the time of purchase. Each Portfolio reserves the right to amend or terminate this practice at any time.
Redemptions
Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form, except that each Portfolio may suspend the right of redemption or postpone the date of payment during any period when: (i) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (ii) an emergency exists as determined by the SEC, as a result of which: (i) disposal by a Portfolio of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practical for a Portfolio to determine fairly the value of its net assets; or (iii) for such other period as the SEC may permit by rule or by order for the protection of a Portfolio’s shareholders.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.
Payment-in Kind
Each Portfolio intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Portfolio may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which obligates a Portfolio to redeem shares with respect to any one shareholder during any 90-days period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Portfolio at the beginning of the period. To the extent possible, each Portfolio will distribute readily marketable securities, in conformity with applicable rules of the SEC. In the event a Portfolio must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.
Exchanges
Shares of any Portfolio may be exchanged for shares of any other Portfolio. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more other Portfolios. Exchanges are effected at the respective NAV per share on the date of the exchange. Each Portfolio reserves the right to modify or discontinue its exchange privilege at any time without notice.
TAX CONSIDERATIONS
The following discussion summarizes certain U.S. federal income tax considerations generally affecting each Portfolio and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio and no explanation is provided with respect to the tax treatment of any Portfolio shareholder. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning. Holders of Variable Contracts or VLI Policies must consult the contract prospectus, prospectus summary or disclosure statement for information concerning the federal income tax consequences of owning such Variable Contracts or VLI Policies.
Qualification as a Regulated Investment Company
Each Portfolio has elected to be taxed and intends to qualify annually to be taxed as a RIC under provisions of Subchapter M of the Code. As a RIC, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains from certain foreign currency transactions) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described in this section.
Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.
In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Income Requirement”). The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolios. Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of a Portfolio’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses or of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to foreign currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.
If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividend income to the extent of the Portfolio’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders. Under certain circumstances, a Portfolio could cure such a failure and maintain its RIC status.
Qualification of Segregated Asset Accounts
Under Code Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the U.S. Treasury Regulations. Specifically, the U.S. Treasury Regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, U.S. government securities and securities of other RICs. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the U.S. Treasury.
For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Portfolio (a “Closed Fund”).
For a Variable Contract to qualify for tax deferral, assets in the Separate Accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contact owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.
Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Variable Contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.
With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Variable Contract might not qualify as a life insurance contract or as an annuity for tax purposes.
The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return on any specific investment or group of investments held by a Portfolio.
Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Variable Contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the affected portfolio and other Variable Contracts. You should review your Variable Contract’s Prospectus and SAI and you should consult your own tax adviser as to the possible application of the “investor control” doctrine to you.

If the segregated asset account upon which a Variable Contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then (i) the Variable Contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods and (ii) the holders of such contract must include as ordinary income the “income on the contract” for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code. The “income on the contract” is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during such taxable year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.
If a Portfolio fails to qualify to be taxed as a RIC, owners of Variable Contracts which have invested in such a Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if a Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h) of the Code or the regulations thereafter, see the prospectuses for the Variable Contracts.
Excise Tax on Regulated Investment Companies
Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, this excise tax does not apply when a Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid this excise tax, each Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.
Foreign Investments
Portfolios investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholdings from dividends, interest, and capital gains from the sale or other disposition of a Portfolio’s foreign investments, if any, is generally at a rate between 10% and 35%. The investment yield of a Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Owners of Variable Contracts investing in such Portfolios bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.
The Portfolios listed above may invest in securities of PFICs. A PFIC is a foreign corporation that, in general, meets either the following test: (i) at least 75% of its gross income is passive; or (ii) an average of at least 50% of its assets produce, or are held for the productions of, passive income. A Portfolio investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment yield of a Portfolio making such investments. Owners of Variable Contracts investing in such Portfolios would bear the cost of these taxes and interest charges. In certain cases, a Portfolio may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Portfolio. However, a Portfolio’s intention to qualify annually as a RIC may limit the Portfolio’s elections with respect to PFIC securities and no assurance can be given that such elections can or will be made.
REITs
A Portfolio may invest in REITs that hold residual interests in real REMICs. Under U.S. Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of a Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusions”) will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as the Portfolios, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-except entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax; and (iv) in the case of an insurance company separate account supporting a variable annuity contract or a variable life insurance company contract, cannot be offset by an adjustment to an insurance company’s reserves and, thus, would be currently subject to tax notwithstanding the more general tax deferral principles available to insurance company separate accounts funding variable annuity contracts or variable life insurance company contracts. In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.
Effect of Future Legislation; State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in a Portfolio.
The foregoing is only a general summary of some of the applicable provisions of the Code and the U.S. Treasury Regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may change at any time. No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.
Capital Loss Carryforwards
Net capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years, subject to certain limitations. The following table sets forth the capital loss carryforwards which may be used to offset future realized capital gains for federal income purposes as of December 31, 2014.
Portfolio	Amount	Character	Expiration Dates
Voya Large Cap Value Portfolio	$(17,849,107)	Short-term	2017*
*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.
FINANCIAL STATEMENTS
The audited financial statements, and the independent registered accounting firm’s report thereon, are included in each Portfolio’s annual shareholder report for the fiscal year ended December 31, 2014 and are incorporated herein by reference.
The unaudited financial statements from each Portfolio’s semi-annual shareholder report for the fiscal period ending June 30, 2015 are also incorporated herein by reference.
An annual shareholder report containing financial statements audited by the Trust’s independent registered public accounting firm and an unaudited semi-annual report will be sent to shareholders each year.

APPENDIX A – DESCRIPTION OF BOND RATINGS
A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Description of Moody’s Long-Term Obligation Ratings
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C- — Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Hybrid Indicator (hyb)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Short-Term Obligation Ratings
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Moody’s US Municipal Short-Term Obligation Ratings
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.
MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.
VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of Standard & Poor’s, a Division of McGraw-Hill Financial (“Standard & Poor’s”), Issue Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation and the promise we impute;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issue Credit Ratings*
AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ’CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D — An obligation rated ’D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ’D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ’D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ’D’ if it is subject to a distressed exchange offer.
NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Description of Standard & Poor’s Municipal Short-Term Note Ratings
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Standard & Poor’s municipal short-term note rating symbols are as follows:
SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 — Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.
The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales
Fitch long-term obligations rating scales are as follows:
AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B — Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC — ‘CCC’ ratings indicate that substantial credit risk is present.
CC —’CC’ ratings indicate very high levels of credit risk.
C — ‘C’ ratings indicate exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.
Description of Fitch’s Short-Term Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
Fitch short-term ratings are as follows:
F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C — High short-term default risk. Default is a real possibility.
RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B – PROXY VOTING PROCEDURES AND GUIDELINES
B-1

PROXY VOTING PROCEDURES AND GUIDELINES

VOYA FUNDS

VOYA INVESTMENTS, LLC

DIRECTED SERVICES LLC

Date Last Revised:  May 21, 2015

B-1

Proxy Voting Procedures and Guidelines for the Voya Funds and Advisors

Introduction

The purpose of these Proxy Voting Procedures and Guidelines (the “Procedures”, the “Guidelines”) is to set forth the Board of Directors/Trustees of the Voya funds’ (the “Board”) instructions to Voya Investments, LLC and Directed Services LLC (each referred to as the “Advisor” and collectively the “Advisors”) for the voting of proxies for each fund the Board serves as Director/Trustee (the “Funds”).

The Board may elect to delegate proxy voting to a sub-advisor of the Funds and also approve the sub-advisor’s proxy policies and procedures for implementation on behalf of such Voya fund (a “Sub-Advisor-Voted Fund”).  A Sub-Advisor-Voted Fund is not covered under these Procedures and Guidelines, except as described in the Reporting and Record Retention section below with respect to vote reporting requirements.  However, they are covered by those sub-advisor’s proxy policies, provided that the Board has approved them.

These Procedures and Guidelines incorporate principals and guidance set forth in relevant pronouncements of the Securities and Exchange Commission (“SEC”) and its staff on the fiduciary duty of the Board to ensure that proxies are voted in a timely manner and that voting decisions are in the Funds’ beneficial owners’ best interest.

The Board, through these instructions, delegates to the Advisors’ Proxy Coordinator the responsibility to vote the Funds’ proxies in accordance with these Procedures and Guidelines on behalf of the Board.  The Board further delegates to the Compliance Committee of the Board certain oversight duties regarding the Advisors’ functions as it pertains to the voting of the Funds’ proxies.

The Board directs the engagement of a Proxy Advisory Firm to be initially appointed and annually reviewed and approved by the Board.  The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm and shall direct the Proxy Advisory Firm to vote proxies in accordance with the Guidelines.

These Procedures and Guidelines will be reviewed by the Board’s Compliance Committee annually, and will be updated at such time as deemed appropriate.  No change to these Procedures and Guidelines will be made except pursuant to Board direction.  Non-material amendments, however, may be approved for immediate implementation by the Board’s Compliance Committee, subject to ratification by the full board at its next regularly scheduled meeting.

Advisors’ Roles and Responsibilities

Proxy Coordinator

The Voya Proxy Coordinator shall direct the Proxy Advisory Firm to vote proxies on behalf of the Funds and the Advisors in connection with annual and special meetings of shareholders (except those regarding bankruptcy matters and/or related plans of reorganization).

The Proxy Coordinator is responsible for overseeing the Proxy Advisory Firm (as defined in the Proxy Advisory Firm section below) and voting the Funds’ proxies in accordance with the Procedures and Guidelines on behalf of the Funds and the Advisors.  The Proxy Coordinator is authorized to direct the Proxy Advisory Firm to vote a Fund’s proxy in accordance with the Procedures and Guidelines.  Responsibilities assigned to the Proxy Coordinator, or activities that support it, may be performed by such members of the Proxy Group (as defined in the Proxy Group section below) or employees of the Advisors’ affiliates as the Proxy Group deems appropriate.

The Proxy Coordinator is also responsible for identifying and informing Counsel (as defined in the Counsel section below) of potential conflicts between the proxy issuer and the Proxy Advisory Firm, the Advisors, the Funds’ principal underwriters, or an affiliated person of the Funds.  The Proxy Coordinator will identify such potential conflicts of interest based on information the Proxy Advisory Firm periodically provides; client analyses, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings.

Proxy Advisory Firm

The Proxy Advisory Firm is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Proxy Advisory Firm is required to provide research, analysis, and

Revision Date:  May 21, 2015

2

vote recommendations under its Proxy Voting guidelines, as well as to produce vote recommendations and/or refer all proxies in accordance with the Guidelines.

Proxy Group

The members of the Proxy Group, which may include employees of the Advisors’ affiliates, are identified in Exhibit 1, and may be amended from time to time at the Advisors’ discretion except that the Fund’s Chief Investment Risk Officer, the Fund’s Chief Compliance Officer, and the Fund’s Proxy Coordinator shall be members unless the Board determines otherwise.

Investment Professionals

The Funds’ sub-advisors and/or portfolio managers are each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”.  The Board encourages the Funds’ Investment Professionals to submit a recommendation to the Proxy Group regarding any proxy voting related proposal pertaining to the portfolio securities over which they have day-to-day portfolio management responsibility.  Additionally, when requested, Investment Professionals are responsible for submitting a recommendation to the Proxy Group regarding proxy voting related proxy contests or mergers and acquisitions involving to the portfolio securities over which they have day-to-day portfolio management responsibility.

Counsel

A member of the mutual funds legal practice group of the Advisor (“Counsel”) is responsible for determining if a potential conflict of interest is in fact deemed a conflict of interest and notifying the Chair of the Compliance Committee.

Proxy Voting Procedures

Proxy Group Oversight

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Compliance Officer) will constitute a quorum for purposes of taking action at any meeting of the Group.

The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that the Proxy Coordinator follows the directions of a majority of a quorum responding via e-mail.

A Proxy Group meeting will be held whenever:

•                  The Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines.

•                  The Proxy Advisory Firm has made no recommendation on a matter and the Procedures do not provide instruction.

•                  A matter requires case-by-case consideration, including those in which the Proxy Advisory Firm’s recommendation is deemed to be materially conflicted.

•                  The Proxy Coordinator requests the Proxy Group’s input and vote recommendation on a matter.

In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Procedures or the Guidelines.

If the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Proxy Advisory Firm’s recommendation, these recommendations do not contravene any requirements of these Procedures or the Guidelines, and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a Proxy Group meeting.

For each proposal referred to the Proxy Group, it will review:

•                  The relevant Procedures and Guidelines,

•                  The recommendation of the Proxy Advisory Firm, if any,

•                  The recommendation of the Investment Professional(s), if any,

•                  Other resources that any Proxy Group member deems appropriate to aid in a determination of a recommendation.

3

Vote Instruction

The vote of a simple majority of the voting members present will determine any matter submitted to a vote.  Tie votes will be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator will ensure compliance with all applicable voting and conflict of interest procedures, and will use best efforts to secure votes from as many absent members as may reasonably be accomplished, and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting.

In the event a tie vote cannot be resolved, or in the event that the vote remains a tie, the Proxy Coordinator will refer the vote to the Compliance Committee Chair for vote determination.

In the event a tie vote cannot be timely resolved in connection with a voting deadline, the Proxy Coordinator will vote in accordance with the Proxy Advisory Firm’s recommendation.

A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination.  If abstention results in the loss of quorum, the process for resolving tie votes will be observed.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, the Proxy Group will follow the Out-of-Guidelines procedures.

The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional.

Vote Determination and Execution

These Procedures and Guidelines specify how the Funds generally will vote with respect to the proposals indicated.  Unless otherwise noted, the Proxy Group instructs the Proxy Coordinator, on behalf of the Advisors, to vote in accordance with these Procedures and Guidelines.

Within-Guidelines Votes:  Votes in Accordance with the Guidelines

In the event the Proxy Group and, where applicable, an Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Proxy Advisory Firm, through the Proxy Coordinator, to vote in this manner.

Out-of-Guidelines Votes:

•                  Votes Contrary to the Procedures and Guidelines

•                  Proxy Advisory Firm Does not Provide a Recommendation and the Guidelines do not provide voting instruction

A vote would be considered Out-of-Guidelines if the:

•                  Proxy Group or an Investment Professional recommends that a Fund vote contrary to the Guidelines.

•                  Procedures and Guidelines provides no instruction and the Proxy Advisory Firm has made no recommendation on a matter.

A vote will not be deemed to be Out-of-Guidelines if the Investment Professional’s recommendation is contrary to these Procedures and Guidelines and/or the Proxy Advisory’s Firm recommendation, and when the Guidelines stipulate that primary consideration will be given to input from the Investment Professional.

Routine Matters

Upon instruction from the Proxy Coordinator, the Proxy Advisory Firm will submit a vote in accordance with these Procedures and Guidelines where there is a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal.

Matters Requiring Case-by-Case Consideration

The Proxy Coordinator will provide the Proxy Advisory Firm with the appropriate information from these Procedures and Guidelines to specify how the Funds generally will vote.  The Proxy Advisory Firm will review proxy materials based on these Procedures and Guidelines and will refer proxy proposals accompanied by its written analysis and vote recommendation to the Proxy Coordinator when these Procedures and Guidelines indicate “case-by-case.”  Additionally, the Proxy Advisory Firm will refer any

4

proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of these Procedures and Guidelines is unclear or appears to involve unusual or controversial issues.

Upon receipt of a referral from the Proxy Advisory Firm, the Proxy Coordinator may solicit additional research or clarification from the Proxy Advisory Firm, Investment Professional(s), or other sources.

The Proxy Coordinator will review matters requiring a case-by-case consideration to determine if the Proxy Group had previously provided the Proxy Coordinator with standing vote instructions in accordance with the Proxy Advisory Firm’s recommendation, or a provision within the Guidelines is applicable based on prior voting history.

If a matter requires input and vote determination from the Proxy Group, the Proxy Coordinator will forward the Proxy Advisory Firm’s analysis and recommendation, the Proxy Coordinator’s recommendation and/or any research obtained from the Investment Professional(s), the Proxy Advisory Firm, or any other source to the Proxy Group.  The Proxy Group may consult with the Proxy Advisory Firm and/or Investment Professional(s) as appropriate.

The Proxy Coordinator will use best efforts to convene a Proxy Group meeting with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it is the policy of the Funds and Advisors to vote in accordance with the Proxy Advisory Firm’s recommendation.

Non-Votes:  Votes in which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under certain circumstances including:

•                  The economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence.

•                  The cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases when share blocking practices may impose trading restrictions on the relevant portfolio security.

In such cases, the Proxy Group may instruct the Proxy Advisory Firm, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Further, Counsel may permit the Proxy Coordinator to abstain from voting any proposal that is subject to a material conflict, provided such abstention does not have the same effect as an “against” vote, and therefore has no effect on the outcome of the vote.

The Proxy Coordinator will make reasonable efforts to secure and vote all other proxies for the Funds, particularly in markets where shareholders’ rights are limited.

Matters Requiring Further Consideration

Referrals to the Compliance Committee

If a vote is deemed Out-of-Guidelines and Counsel has determined that a material conflict of interest appears to exist with respect to the party or parties (i.e. Proxy Advisory Firm, the Advisors, underwriters, affiliates, any participating Proxy Group member, or any Investment Professional(s)) participating in the voting process, the Proxy Coordinator will refer the vote to the Compliance Committee Chair.

If an Investment Professional discloses a potential conflict of interest, and Counsel determines that the conflict of interest appears to exist, the proposal will also be referred to the Compliance Committee for review.

The Compliance Committee will be provided all recommendations (including Investment Professional(s)), analyses, research, and Conflicts Reports and any other written materials used to establish whether a conflict of interest exists, and will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator will use best efforts to refer matters to the Compliance Committee for its consideration in a timely manner.  In the event any such matter cannot be referred to or considered by the

5

Compliance Committee in a timely manner, the Compliance Committee’s standing instruction is to vote Within Guidelines.

Consultation with Compliance Committee

The Proxy Coordinator may consult the Compliance Committee Chair for guidance on behalf of the Committee if application of these Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional.

The Compliance Committee will receive a report detailing proposals that were voted Out-of-Guidelines, Within Guidelines if the Investment Professional’s recommendation was not acted on, or was referred to the Compliance Committee.

Conflicts of Interest

The Advisors shall act in the Funds’ beneficial owners’ best interests and strive to avoid conflicts of interest.

Conflicts of interest can arise, for example, in situations where:

•                  The issuer is a vendor whose products or services are material to the Voya Funds, the Advisors or their affiliates.

•                  The issuer is an entity participating to a material extent in the distribution of the Voya Funds

•                  The issuer is a significant executing broker dealer;

•                  Any individual that participates in the voting process for the Funds including an Investment Professional, a member of the Proxy Group, an employee of the Advisors, or Director/ Trustee of the Board serves as a director or officer of the issuer; or,

•                  The issuer is Voya Financial.

Potential Conflicts with a Proxy Issuer

The Proxy Coordinator is responsible for identifying and informing Counsel of potential conflicts with the proxy issuer.  In addition to obtaining potential conflict of interest information described in the Roles and Responsibilities section above, members of the Proxy Group are required to disclose to the Proxy Coordinator any potential conflicts of interests prior to discussing the Proxy Advisory Firms’ recommendation.

The Proxy Group member will advise the Proxy Coordinator in the event a Proxy Group member believes that a potential or perceived conflict of interest exists that may preclude him/her from making a vote determination in the best interests of the Funds’ beneficial owners.  The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest exists.  If recusal, whether voluntary or pursuant to Counsel’s findings, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination is subject to the Compliance Committee referral process.  Should members of the Proxy Group verbally disclose a potential conflict of interest, they are required to complete a Conflict of Interest Report, which will be reviewed by Counsel.

Investment Professionals are also required to complete a Conflict of Interest Report or confirm in writing that they do not have any potential conflicts of interests when submitting a vote recommendation to the Proxy Coordinator.

The Proxy Coordinator gathers and analyzes the information provided by the Proxy Advisory Firm, the Advisors, the Funds’ principal underwriters, affiliates of the Funds, members Proxy Group, Investment Professionals, and the Directors and Officers of the Funds.  Counsel will document such potential material conflicts of interest on a consolidated basis as appropriate.

The Proxy Coordinator will instruct the Proxy Advisory Firm to vote the proxy as recommended by the Proxy Group if Counsel determines that a material conflict of interest does not appear to exist with respect a proxy issuer, any participating Proxy Group member, or any participating Investment Professional(s).

6

Compliance Committee Oversight

The Proxy Coordinator will refer a proposal to the Funds’ Compliance Committee if the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a material conflict of interest appears to exist in order that the conflicted party(ies) have no opportunity to exercise voting discretion over a Fund’s proxy.

The Proxy Coordinator will refer the proposal to the Compliance Committee Chair, forwarding all information relevant to the Compliance Committee’s review, including the following or a summary of its contents:

•                  The applicable Procedures and Guidelines

•                  The Proxy Advisory Firm recommendation

•                  The Investment Professional(s)’s recommendation, if available

•                  Any resources used by the Proxy Group in arriving at its recommendation

•                  Counsel’s findings

•                  Conflicts Report(s) and/or any other written materials establishing whether a conflict of interest exists

In the event a member of the Funds’ Compliance Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the applicable Fund’s beneficial owners, the Compliance Committee member will advise the Compliance Committee Chair and recuse himself/herself with respect to the relevant proxy determinations.

Conflicts Reports

Investment Professionals, the Proxy Advisory Firm, and members of the Compliance Committee, the Proxy Group, and the Proxy Coordinator are required to disclose any potential conflicts of interest and/or confirm they do not have a conflict of interest in connection with their participation in the voting process for portfolio securities.  The Conflicts Report should describe any known relationships of either a business or personal nature that Counsel has not previously assessed, which may include communications with respect to the referral item, but excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal.

The Conflicts Report should also include written confirmation that the Investment Professional based the recommendation in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists solely on the investment merits of the proposal and without regard to any other consideration.

Completed Conflicts Reports should be provided to the Proxy Coordinator as soon as possible and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator completes the Conflicts Report, and the submitter reviews and approves the Conflict Report in writing.

The Proxy Coordinator will forward all Conflicts Reports to Counsel for review.  Upon review, Counsel will provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.

Counsel will document such potential conflicts of interest on a consolidated basis as appropriate rather than maintain individual Conflicts Reports.

Assessment of the Proxy Advisory Firm

The Proxy Coordinator, on behalf of the Board and the Advisors, will assess if the Proxy Advisory Firm:

•                  Is independent from the Advisors

•                  Has resources that indicate it can competently provide analysis of proxy issues

•                  Can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners

•                  Has adequate compliance policies and procedures to:

•                  Ensure that its proxy voting recommendations are based on current and accurate information

•                  Identify and address conflicts of interest.

The Proxy Coordinator will utilize, and the Proxy Advisory Firm will comply with, such methods for completing the assessment as the Proxy Coordinator may deem reasonably appropriate.  The Proxy

7

Advisory Firm will also promptly notify the Proxy Coordinator in writing of any material change to information previously provided to the Proxy Coordinator in connection with establishing the Proxy Advisory Firm’s independence, competence, or impartiality.

Information provided in connection with the Proxy Advisory Firm’s potential conflict of interest will be forwarded to Counsel for review.  Counsel will review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

Voting Funds of Funds, Investing Funds and Feeder Funds

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds indicated on Voya’s website (www.voyainvestments.com).  Meaning that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

•                  If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal.

•                  If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Advisor to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

An Investing Fund (e.g., any Voya fund), while not a Fund-of-Funds will have the foregoing Fund-of-Funds procedure applied to any Investing Fund that invests in one or more underlying funds.  Accordingly:

•                  Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund.

•                  In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal.

•                  In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board will determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure passes votes requested by the underlying master fund to its shareholders.  Meaning that, if the master fund solicits the Feeder Fund, the Feeder Fund will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to how it should vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, except as described in the Reporting and Record Retention section below, Feeder Funds will not be subject to these Procedures and Guidelines.

Securities Lending

Many of the Funds participate in securities lending arrangements to generate additional revenue for the Fund.  Accordingly, the Fund will not be able to vote securities that are on loan under these types of arrangements.  However, under certain circumstances, for voting issues that may have a significant impact on the investment, the Proxy Group or Proxy Coordinator may request to recall securities that are on loan if they determine that the benefit of voting outweighs the costs and lost revenue to the Fund and the administrative burden of retrieving the securities.

8

Investment Professionals may also deem a vote is “material” in the context of the portfolio(s) they manage.  Therefore, they may request that lending activity on behalf of their portfolio(s) with respect to the relevant security be reviewed by the Proxy Group and considered for recall and/or restriction.  The Proxy Group will give primary consideration to relevant Investment Professional input in its determination of whether a given proxy vote is material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio will not mean that such vote is considered material across all Funds voting at that meeting.  In order to recall or restrict shares on a timely basis for material voting purposes, the Proxy Coordinator, on behalf of the Proxy Group, will use best efforts to consider, and when appropriate, to act upon, such requests on a timely basis.  Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

Reporting and Record Retention

Reporting by the Funds

Annually, as required, each Fund and each Sub-Advisor-Voted Fund will post its proxy voting record, or a link to the prior one-year period ending on June 30th on the Voya Funds’ website.  The proxy voting record for each Fund and each Sub-Advisor-Voted Fund will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”).  For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website.  If an underlying master fund solicited any Feeder Fund for a vote during the reporting period, a record of the votes cast by means of the pass-through process described above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

Reporting to the Compliance Committee

At each regularly scheduled quarterly Compliance Committee meeting, the Compliance Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was:

1.             Voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines as a result of special circumstances raised by an Investment Professional;

2.              Voted Within Guidelines in cases when the Proxy Group did not agree with an Investment Professional’s recommendation;

3.              Referred to the Compliance Committee for determination.

The report will indicate the name of the company, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

Reporting by the Proxy Coordinator on behalf of the Advisor

The Advisor will maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following:

•                  A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements the issuers send are available either in the SEC’s EDGAR database or upon request from the Proxy Advisory Firm.

•                  A record of each vote cast on behalf of a Fund.

•                  A copy of any Advisor-created document that was material to making a proxy vote decision, or that memorializes the basis for that decision.

•                  A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Advisor voted proxies on behalf of a Fund.

•                  A record of all recommendations from Investment Professionals to vote contrary to the Guidelines,

•                  All proxy questions/recommendations that have been referred to the Compliance Committee, and all applicable recommendations, analyses, research, Conflict Reports, and vote determinations.

All proxy voting materials and supporting documentation will be retained for a minimum of six years, the first two years in the Advisors’ office.

9

Records Maintained by the Proxy Advisory Firm

The Proxy Advisory Firm will retain a record of all proxy votes handled by the Proxy Advisory Firm.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Proxy Advisory Firm is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Advisor upon request.

10

PROXY VOTING GUIDELINES

Introduction

Proxies must be voted in the best interest of the Funds’ beneficial owners.  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give an indication of how Fund securities will be voted on proposals dealing with particular issues.  Nevertheless, the Guidelines are not exhaustive, do not include all potential voting issues, and proposals may be addressed, as necessary, on a CASE-BY-CASE basis rather than according to the Guidelines.

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

The Board encourages Investment Professionals to submit a recommendation to the Proxy Group regarding proxy voting related to the portfolio securities over which they have day-to-day portfolio management responsibility.  Recommendations from the Investment Professionals may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity or fixed income securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.

These policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

General Policies

In cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, the Funds’ policy is to vote in accordance with the recommendation provided by the Funds’ Proxy Advisory Firm.

Further, the Funds’ policy is to vote in accordance with the Proxy Advisory Firm’s recommendation when such recommendation aligns with the recommendation of the relevant company’s management or management has made no recommendation.  However, this policy will not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) is being utilized.

Investment Professionals input will be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund if they involve merger transactions/corporate restructurings, proxy contests, fixed income or private equity securities, or unusual or controversial issues.

The Fund’s policy is to not support proposals that would impose a negative impact on existing rights of the Funds’ beneficial owners to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.  Depending on the relevant market, appropriate opposition may be expressed as an ABSTAIN, AGAINST, or WITHHOLD vote.

International Policies

Companies incorporated outside the U.S. are subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC.  Where applicable, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees.  However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various international markets.

Funds will vote AGAINST international proxy proposals when the Proxy Advisory Firm recommends

11

voting AGAINST such proposal because relevant disclosure by the company, or the time provided for consideration of such disclosure, is inadequate.

The Funds will consider proposals that are associated with a firm AGAINST vote on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends their support when:

•                  The company or market transitions to better practices (e.g., having committed to new regulations or governance codes);

•                  The market standard is stricter than the Fund’s guidelines; or

•                  It is the more favorable choice when shareholders must choose between alternate proposals.

Proposal Specific Policies

As mentioned above, these policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Proxy Contests:

Consider votes in contested elections on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Reimburse Proxy Solicitation Expenses

Consider Shareholder proposals to reimburse proxy solicitation expenses on a CASE-BY-CASE basis; vote FOR if the Funds supports the associated director candidates.

Uncontested Proxies:

1-             The Board of Directors

Overview

The Funds will lodge disagreement with a company’s policies or practices by withholding support from the relevant proposal rather than from the director nominee(s) to which the Proxy Advisory Firm assigns a correlation.  Support will be withheld from directors deemed responsible for governance shortfalls.  If the director(s) are not standing for election (e.g., the board is classified), support will not be withheld from others in their stead.  When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

The Funds will vote FOR directors in connection with issues raised by the Proxy Advisory Firm if the director did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

Vote with the Proxy Advisory Firm’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Proxy Advisory Firm’s recommendation to withhold support from the legal entity and vote on the physical person.

Vote with the Proxy Advisory Firm’s recommendation to withhold support from directors for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

12

Independence

Determination of Independence

The Fund will consider the relevant country or market listing exchange and the Proxy Advisory Firm’s standards with respect to determining director independence.  These standards provide that, to be considered independent, a director shall have no material connection to the company other than the board seat.

Although the Funds’ may agree with the Proxy Advisory Firm’s independence standards, such agreement shall not dictate that a Fund’s vote will be cast according to the Proxy Advisory Firm’s corresponding recommendation.  Further, the application of Guidelines in connection with such standards will apply only when the director’s level of independence can be ascertained based on available disclosure.  Note:  Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

Board Independence

The Funds’ policy is that a board should be majority independent or meet the applicable independence requirements of the relevant country or market listing exchange (collectively defined as “Independence Requirements”).  Therefore, the Fund’s will consider non-independent directors standing for election on a CASE-BY-CASE basis when the full board does not meet the Independence Requirements.

•                  WITHHOLD support from the fewest non-independent directors whose removal would achieve the Independence Requirements across the remaining board, except that support may be withheld from additional directors whose relative level of independence cannot be differentiated.

•                  WITHHOLD support from all non-independent directors, including the founder, chairman, or CEO, if the number required to achieve the Independence Requirements is equal to or greater than the number of non-independent directors standing for election.

•                  Vote FOR non-independent directors in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent directors based on the qualifications and contributions of the director as well as the Funds’ voting precedent for assessing relative independence to management (e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company).

•                  However, WITHHOLD support from such non-independent directors as described above if they are members of the audit or remuneration (compensation) committees.

•                  WITHHOLD support from non-independent director or bundled slates if the board’s independence cannot be ascertained due to inadequate disclosure.

•                  WITHHOLD support from bundled slates which include non-independent directors and where the board’s independence does not meet the applicable independence requirements of the relevant listing exchange

Consider non-independent directors on a CASE-BY-CASE basis when the Proxy Advisory Firm has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, voting with Proxy Advisory Firm’s recommendation AGAINST such directors when few, if any, outside directors are present on the board AND:

•                  The founding family has retained undue influence over the company despite a history of scandal or problematic controls; and

•                  The directors have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•                  Evidence exists regarding compliance or accounting shortfalls.

For companies in Japan, generally follow the Proxy Advisory Firm’s recommendations in furtherance of greater board independence and minority shareholder protections, including to WITHHOLD support from:

At all companies:

•                  The top executive(s) if the board does not include at least one outside director.

13

At companies with controlling shareholders:

•                  The top executive(s) if the board does not include at least two independent directors.

At companies with a three-committee structure:

•                  Non-independent outside directors if the board is not majority independent.

•                  Non-independent directors serving on the nominating committee if the board does not include at least two independent directors.

However, vote FOR the top executive at companies in Japan if the only reason the Proxy Advisory Firm’s Withhold recommendation is due to the company underperforming in terms of capital efficiency; i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.

For companies in Italy presenting multiple slates of directors (voto di lista), WITHHOLD support from all slates until director names are disclosed, and upon disclosure, follow the Proxy Advisory Firm’s standards for assessing which slate is best suited to represent shareholder interests.

WITHHOLD support from directors or slates of directors when they are presented in a manner not aligned with the Independence Requirements, market best practice and/or regulation, including:

•                  Bundled slates of directors (e.g., Canada, France, Hong Kong, or Spain);

•                  Simultaneous reappointment of retiring directors (e.g., South Africa);

•                  In markets with term lengths capped by regulation or market practice, directors whose terms exceed the caps or are not disclosed; or

•                  Directors whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such candidates, except that:

•                  An unqualified candidate will not be supported simply to effect a “protest vote”;

•                  A candidate will not be supported if the candidate’s agenda is not in line with the long-term best interests of the company; and

•                  Cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Key Committee Independence

WITHHOLD support from non-independent directors if:

•                  They sit on the audit or remuneration (compensation) committee,

•                  The full board serves as the audit or remuneration (compensation) committee, or

•                  The company does not have an audit or remuneration (compensation) committee.

WITHHOLD support from audit or remuneration (compensation) committee slates that include non-independent directors in the election.

Vote FOR non-independent directors who sit on the nominating committee, provided that such committee meets the Independence Requirements, and is not a member of the audit or remuneration (compensation) committee.

Vote FOR nominating committee slates that include non-independent directors in the election as long as the non-independent directors are not members of the audit or remuneration (compensation) committees.

Vote FOR non-independent directors if the full board serves as the nominating committee only (not as the audit or remuneration (compensation) committees) OR has not created the nominating committee, provided that the company is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Consider on a CASE-BY-CASE basis the non-independent directors if the company is not in compliance with all required provisions of the listing exchange.

14

Vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s) except where best market practice otherwise dictates.

Consider other concerns regarding committee members on a CASE-BY-CASE basis.

Shareholder Proposals Regarding Board/Key Committee Independence

Director Independence

Vote AGAINST shareholder proposals seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Majority Independent Board

Vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Increase Key Committee Independence

Vote AGAINST shareholder proposals asking that the independence of the nominating committee be greater than that required by the country or market listing exchange.

Board Composition

Attendance

WITHHOLD support from a director who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the director’s period of service without a valid reason for the absences.

Vote FOR in connection with attendance issues for directors who have served on the board for less than the two most recent years.

WITHHOLD support if two-year attendance cannot be ascertained from available disclosure.

The two-year attendance policy shall be applied to attendance of statutory auditors at Japanese companies.

Over-boarding

Vote FOR directors without regard to “over-boarding” issues, unless when in conjunction with attendance issues during the most recent year.  Consider such circumstances on a CASE-BY-CASE basis.

Vote AGAINST shareholder proposals limiting the number of public company boards on which a director may serve.

Chairman / CEO

Vote FOR directors without regard to recommendations that the position of chairman should be separate from that of CEO, or should otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration are raised (e.g., former CEOs proposed as board chairmen in markets, such as the United Kingdom, for which best practice recommends against such practice).

Vote AGAINST shareholder proposals requiring that the positions of chairman and CEO be held separately, unless significant corporate governance concerns have been cited.  Consider such circumstances on a CASE-BY-CASE basis.

Cumulative/Net Voting Markets (e.g., Russia)

When cumulative or net voting applies, generally follow the Proxy Advisory Firm’s approach to vote FOR nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of the Proxy Advisory Firm’s standards.

Board Accountability

Compensation Practices (U.S. and Canada)

It is the Funds’ policy that matters of compensation are best determined by an independent board and compensation committee.  Therefore support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best

15

interests of the company and its shareholders.

The Funds generally will lodge disagreement with a company’s compensation policies or practices by withholding support from the relevant proposal rather than from the compensation committee members.  However, where applicable, votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis:

•                  Say on pay.  If shareholders have been provided with an advisory vote on executive compensation (“say on pay”), and practices not supported under these Guidelines (provisions under Section 2. Compensation) have been identified, the Funds will align with the Proxy Advisory Firm when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns.  Companies receiving negative recommendations on both compensation committee members and say on pay (or shareholders have not been provided with a say on pay) regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

•                  Say on pay responsiveness.  Compensation committee members opposed by the Proxy Advisory Firm for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent say on pay vote will be considered on a CASE-BY-CASE basis, factoring in the following:

•                  If the most recent say on pay vote received majority opposition and the company has not demonstrated an adequate level of responsiveness, WITHHOLD support from the compensation committee chair.

•                  If the most recent say on pay vote passed but received significant opposition, vote FOR the compensation committee members if a Fund voted FOR that say on pay or did not have voting rights on that proposal.  If a Fund voted AGAINST the say on pay and the company has not demonstrated an adequate level of responsiveness, vote WITHHOLD support from the compensation committee chair.

•                  If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, WITHHOLD support from the other compensation committee members.  If no compensation committee members are standing for election, consider other directors on a CASE-BY-CASE basis.

•                  Say on frequency.  If the Proxy Advisory Firm opposes directors because the company has implemented a say on pay schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, WITHHOLD support from the compensation committee chair.  If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members.  If no compensation committee members are standing for election, consider other directors on a CASE-BY-CASE basis.

•                  Tenure.  Vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Proxy Advisory Firm.

•                  Repricing.  If the Proxy Advisory Firm recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a shareholder vote on plans to reprice, replace, buy back, or exchange options, WITHHOLD support from such directors.  (Note:  cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)

•                  Commitments.  Vote FOR compensation committee members receiving an adverse recommendation due to problematic pay practices if the company makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.  However, consider on a CASE-BY-CASE basis if the company does not rectify the practice by the following year’s annual general meeting.

•                  Burn Rate Commitment.  If burn rate commitment issues are raised, consider compensation committee members on a CASE-BY-CASE basis, taking into account factors such as burn rate history and issuer’s rationale and disclosure.

•                  Other.  If the Proxy Advisory Firm has raised other considerations regarding poor compensation

16

practices, consider compensation committee members on a CASE-BY-CASE basis.

For all other markets, consider remuneration committee members on a CASE-BY-CASE basis if the Proxy Advisory Firm recommends withholding support from directors in connection with remuneration practices not otherwise supported by these Guidelines (provisions under Section 2. Compensation), including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation.

Accounting Practices

Vote FOR audit committee members, or the company’s CEO or CFO if nominated as directors, who did not serve on the committee or did not have responsibility over the relevant financial function, during the majority of the time period relevant to the concerns cited.

Consider the company’s CEO and CFO, if nominated as directors, and audit committee members on a CASE-BY-CASE basis if poor accounting practice concerns are raised.  Vote FOR if the company has not yet had a full year to remediate the concerns since the time they were identified or if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring.

WITHHOLD support from audit committee members if the company has failed to disclose auditors’ fees broken down by category.

WITHHOLD support from the relevant proposal (provisions under Section 3. Auditor Ratification) rather than from the audit committee members if there are concerns regarding a company’s non-audit fees.

Problematic Actions

When the Proxy Advisory Firm recommends withholding support due to assessment that a director acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or due to other material failures or problematic actions, consider on a CASE-BY-CASE basis, factoring in the merits of the director’s performance, rationale, and disclosure provided.

If the Proxy Advisory Firm cites concerns regarding actions in connection with a director’s service on another board, vote FOR the director if the company has provided adequate rationale regarding the appropriateness of the director to serve on the board under consideration.

When the Proxy Advisory Firm recommends withholding support from any director due to share pledging concerns, consider on a CASE-BY-CASE basis, factoring in the pledged amount, unwind time, and any historical concerns being raised.  Responsibility will be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Consider directors for whom scandals or internal controls concerns have been raised on a CASE-BY-CASE basis, supporting the directors or slates of directors unless:

•                  The scandal or shortfall in controls took place at the company, or an affiliate, for which the director is being considered;

•                  Culpability can be attributed to the director (e.g., director manages or audits the relevant function); and

•                  The director has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Anti-Takeover Measures

Consider on a CASE-BY-CASE basis any director responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote, unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill.  WITHHOLD support from the board chair or, if not standing for election, the lead director.  If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any directors where the company has failed to opt out of a state law requiring companies to implement a staggered board structure.  WITHHOLD support from the board chair, or if not standing for election, lead director.  If neither is standing for election, WITHHOLD support from all continuing directors when the company:

17

•                  Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns); and

•                  Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; or

•                  Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Performance Test for Directors

Consider directors failing the Proxy Advisory Firm’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  WITHHOLD support from the board chair, or if not standing for election, lead director.  If neither is standing for election, WITHHOLD support from all continuing directors in cases where the directors have received a negative recommendation due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the company:

•                  Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; or

•                  Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Sustained poor stock performance combined with other takeover defenses/ entrenchment devices will be considered on a CASE-BY-CASE basis.

Board Responsiveness

Consider on a CASE-BY-CASE basis any director where the company has failed to implement a majority-approved shareholder proposal.  Vote FOR if the shareholder proposal has been reasonably addressed or the Funds’ Guidelines or voting record did not support the relevant proposal or issue.  WITHHOLD support from the board chair, or, if not standing for election, from all continuing directors, if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

In the U.S., proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill.

If the board has not acted upon a director not receiving shareholder support representing a majority of the votes cast at the previous annual meeting, consider directors on a CASE-BY-CASE basis.  Vote FOR directors when:

•                  The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

•                  The Funds’ Guidelines or voting record do not support the relevant proposal or issue causing the majority negative vote.

If the above provisions have not been satisfied, WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider other directors on a CASE-BY-CASE basis.

Board—Related Proposals

Classified/Declassified Board Structure

Vote AGAINST proposals to classify the board unless the proposal represents an increased frequency of a director’s election in the staggered cycle (e.g., seeking to move from a three-year cycle to a two-year cycle).  Vote FOR proposals to repeal classified boards and to elect all directors annually.

Board Structure

Vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Vote AGAINST shareholder proposals to impose new board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent and corporate governance

18

concerns have been identified.

For companies in Japan, generally follow the Proxy Advisory Firm’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Board Size

Vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Board Size (International)

Vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard will be considered on a CASE-BY-CASE basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability in connection with monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts that are more serious violations of fiduciary obligation, such as negligence.

Director and Officer Indemnification and Liability Protection (International)

Vote in accordance with the Proxy Advisory Firm’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Discharge of Management/Supervisory Board Members

Vote FOR management proposals seeking the discharge of management and supervisory board members (including when the proposal is bundled), unless concerns are raised about the past actions of the company’s auditors or directors, or legal or regulatory action is being taken against the board by other shareholders.

Vote FOR such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the company or its board.

Establish Board Committee

Vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the company claims an exemption of the listing exchange (e.g., committee functions are served by a majority of independent directors).

Vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Filling Board Vacancies / Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Stock Ownership Requirements

Vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term Limits / Retirement Age

Vote FOR management proposals and AGAINST shareholder proposals limiting the tenure of outside

19

directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards).

2-             Compensation

Frequency of Advisory Votes on Executive Compensation

Vote FOR proposals seeking an annual say on pay and AGAINST those seeking a less frequent.

Proposals to Provide an Advisory Vote on Executive Compensation (Canada)

Vote FOR, with a preference for an ANNUAL vote.

Executive Pay Evaluation

Advisory Votes on Executive Compensation (Say on Pay) and Remuneration Reports

Vote FOR management proposals seeking ratification of the company’s executive compensation structure unless the program includes practices or features not supported under these Guidelines, and the proposal receives a negative recommendation from the Proxy Advisory Firm.

Listed below are examples of compensation practices and provisions, and respective consideration treatment under the Guidelines, factoring in whether the company has provided reasonable rationale/disclosure for such factors or the proposal as a whole.

Consider on a CASE-BY-CASE basis:

•                  Single Trigger Equity Provisions

•                  Short-Term Investment Plans where the board has exercised discretion to exclude extraordinary items.

•                  Long-Term Incentive Plans where executives already hold significant equity positions.

•                  Long-Term Incentive Plans where the vesting period is too short

•                  Pay Practices (or combination of practices) that appear to have created a misalignment between CEO pay and performance with regard to shareholder value.

•                  Excessive levels of discretionary bonuses, recruitment awards, retention awards, non-compete payments, severance/termination payments, perquisites (unreasonable levels in context of total compensation or purpose of the incentive awards or payouts).

Vote AGAINST:

•                  Provisions that permit repricing, replacement, buy back, or exchange options.  (Note: cancellation of options would not be considered an exchange unless the cancelled options were re-granted or expressly returned to the plan reserve for reissuance.)

•                  Retesting in connection with achievement of performance hurdles.

•                  Compensation structures that unreasonably insulate pay from performance conditions.

•                  Single Trigger Cash Severance Provisions in new or materially amended plans, contracts, or payments that do not require an actual change in control in order to be triggered, or such provisions that are maintained in agreements previously opposed by a Fund.

•                  Named executives officers have material input into setting their pay.

•                  Short-Term Incentive Plans where treatment of payout factors has been inconsistent (e.g., exclusion of losses but not gains).

•                  Long-Term Incentive Plans that are inadequately aligned with shareholders because the performance period being measured within the vesting cycle is too short.

•                  Long-Term Incentive Plans that lack an appropriate equity component (e.g., overly cash-based plans).

•                  For companies in international markets, plans provide for contract or notice periods or severance/termination payments that exceed market practices, e.g., relative to multiple of annual compensation.

Equity-Based and Other Incentive Plans

Equity Compensation

Votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis.  If the Proxy Advisory Firm issues a

20

negative recommendation and one of the reasons provided below is found to be true for the plan or issuance in question, vote AGAINST the plan or issuance:

Plan Cost

•                  Vote AGAINST if the plan exceeds recommended cost (U.S. or Canada).

•                  Vote AGAINST if a cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).

Dilution

Vote AGAINST if the plan exceeds recommended burn rates and/or dilution limits, including cases in which dilution cannot be fully assessed (e.g., due to inadequate disclosure).

Repricing or Replacement of Options

•                  Vote AGAINST plans that:

•                  Permit repricing of stock options, or any form or alternative to repricing, without shareholder approval,

•                  Include provisions that permit repricing, replacement, or exchange transactions that do not meet recommended criteria, or

•                  Give the board sole discretion to approve option repricing, replacement, or exchange programs.

•                  Consider on a CASE-BY-CASE basis specific proposals to reprice options.

Discounts

Vote AGAINST if there are deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors.

Vesting or Performance Periods

Vote AGAINST if the plan includes vesting or performance periods that do not meet recommended standards.

Vesting upon Change in Control

Vote AGAINST if the plan provides for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal.

Retesting

Vote AGAINST if the plan provides for retesting in connection with achievement of performance hurdles.

Misalignment between CEO Pay and Performance

Vote AGAINST if the proposed awards further misaligns the CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

Plans Administered by Potential Grant Recipients

Vote AGAINST.

Awards to Outside Directors

Vote AGAINST if the plan provides for retirement benefits or equity incentive awards to outside directors if not in line with market practice.

Financial Assistance/Loans to Participants

Vote AGAINST if the plan permits financial assistance to executives, directors, subsidiaries, affiliates, or related parties that is not in line with market practice.

Long-Term Incentive Plans

Vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component.

•                  In cases where executives already hold significant equity positions, these proposals will be reviewed on a CASE-BY-CASE basis.

21

Overly Liberal Change in Control Definition

Vote AGAINST.  (This refers to plans that would reward recipients even if the event does not result in an actual change in control or results in a change in control but does not terminate the employment relationship.)

Inadequate Performance or Vesting Criteria

These proposals will be reviewed on a CASE-BY-CASE basis.

Post-Employment Vesting or Exercise of Options

Vote AGAINST if deemed inappropriate.

Eliminate Existing Shareholder Approval Requirements for Material Plan Changes

Vote AGAINST, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

Material Amendments to Plans

Vote AGAINST if the plan allows plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided.

Amendment Procedures for Equity Compensation Plans and Employee Stock Purchase Plans (ESPPs) (Toronto Stock Exchange Issuers)

Vote AGAINST if the amendment procedures do not preserve shareholder approval rights.

Contract or Notice Periods or Severance/Termination Payments

Vote AGAINST if the plan provides for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation.

Stock Option Plans for Independent Internal Statutory Auditors (Japan)

Vote AGAINST.

Matching Share Plans

Vote AGAINST if the matching share plan that does not meet recommended standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria.

Employee Stock Purchase Plans

Consider CASE-BY-CASE with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

Capital Issuances in Support of Employee Stock Purchase Plans

Consider CASE-BY-CASE with voting decisions generally based on the Proxy Advisory Firm’s approach to evaluating such proposals.

OBRA-Related Compensation Proposals

Plans Intended to Qualify for Favorable Tax Treatment under Section 162(m) of OBRA

Vote AGAINST if a potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Vote FOR plans in cases where the only concern cited is lack of board independence, provided that the board meets the independence requirements of the relevant listing exchange.  Consider other concerns CASE-BY-CASE.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features to Comply with Section 162(m) of OBRA

Vote FOR.

Amendments to Add Performance-Based Goals to Comply with Section 162(m) of OBRA

Vote FOR, unless the amendments are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions under OBRA

Consider on a CASE-BY-CASE basis.

Approval of Cash or Cash-and-Stock Bonus Plans to Exempt the Compensation from Taxes under Section 162(m) of OBRA

Vote FOR, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.  However, consider on a CASE-BY-

22

CASE basis when broader compensation concerns exist.

Implement 401(k) Employee Benefit Plans for Employees

Vote FOR.

Director Compensation

Non-Executive Director Cash Compensation

Factor in the merits of the rationale and disclosure provided.  Vote FOR if the amount is not excessive, there is no evidence of abuse, the recipient’s overall compensation appears reasonable, the administrating committee meets exchange or market standards for independence, and other significant market standards are met.  Otherwise, consider on a CASE-BY-CASE basis.

Non-Executive Director Equity Compensation

Consider on a CASE-BY-CASE basis.

Bonus Payments (Japan)

Vote FOR if all payments are for directors or auditors who have served as executives of the company, and against if any payments are for outsiders.  Otherwise, consider on a CASE-BY-CASE basis.

Bonus Payments — Scandals

Vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee, unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Severance Agreements

Vesting of Equity Awards upon Change in Control

Vote FOR management proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control, unless evidence exists of abuse in historical compensation practices.

Vote AGAINST shareholder proposals regarding the treatment of equity if:

•                  The change in control cash severance provisions are double-triggered; and

•                  The company has provided a reasonable rationale regarding the treatment of equity.

Executive Severance or Termination Arrangements, Including those Related to Executive Recruitment or Retention

Vote FOR such compensation arrangements if:

•                  The primary concerns raised would not result in a negative vote, under these Guidelines, on a management say on pay proposal, the relevant board or committee member(s);

•                  The company has provided adequate rationale and/or disclosure; or

•                  Support is recommended as a condition to a major transaction such as a merger.

Single Trigger Cash Severance Provisions

Vote AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Compensation-Related Shareholder Proposals

Double Triggers

Vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Executive and Director Compensation

Unless evidence exists of abuse in historical compensation practices, vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

Holding Periods

Vote AGAINST shareholder proposals requiring mandatory periods for officers and directors to hold company stock.

23

Submit Parachute Arrangements for Shareholder Ratification

Vote FOR (with “parachutes” defined as compensation arrangements related to termination that specify change in control events).  Consider on a CASE-BY-CASE basis if the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Submit Severance and Termination Payments for Shareholder Ratification

Vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

3-             Audit-Related

Auditor Ratification

Except in cases of poor accounting practices or fees for non-audit services exceed 50 percent of total auditor fees, vote FOR management proposals to ratify auditors.

In the U.S. and Canada, vote FOR; however, consider on a CASE-BY-CASE basis if the Proxy Advisory Firm cites poor accounting practices including:

•                  Total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees (i.e., non-audit services exceed 50 percent of total auditor fees).  For purposes of this review, fees deemed to be reasonable, non-recurring exceptions to the non-audit fee category (e.g., significant, one-time events such as those related to an IPO) shall be excluded.

•                  The company has failed to disclose the auditors’ fees broken down by category.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Vote FOR shareholder proposals asking the company to present its auditor annually for ratification.

For all other markets, follow the Proxy Advisory Firm’s standards.

Consider on a CASE-BY-CASE basis if:

•                  The Proxy Advisory Firm raises questions of disclosure or auditor independence;

•                  Fees for non-audit services exceed 50 percent of total auditor fees and the company has not provided adequate rationale regarding the non-audit fees.

Vote AGAINST if the company has failed to disclose auditors’ fees.

Remuneration of Auditors

Vote FOR, unless there is evidence of excessive compensation relative to the size and nature of the company.

Auditor Independence

Consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

Indemnification of Auditors

Vote AGAINST the indemnification of auditors.

Independent Statutory Auditors (Japan)

Vote AGAINST if the candidate is affiliated (e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders.)

Consider on a CASE-BY-CASE basis bundled slates of directors.

Consider on a CASE-BY-CASE basis cases where multiple slates of statutory auditors are presented.

Vote AGAINST incumbent directors at companies implicated in scandals or exhibiting poor internal controls.

Statutory Auditors Remuneration

Vote FOR as long as the amount is not excessive (e.g., significant increases should be supported by

24

adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

4-             Shareholder Rights and Defenses

Advance Notice for Shareholder Proposals

Vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the company.

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s), vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by:

•                  Adding restrictive provisions;

•                  Removing provisions or moving them to portions of the charter not requiring shareholder approval; or

•                  In corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.

This policy would also apply to proposals seeking to amend or approve corporate agreements that the Proxy Advisory Firm recommends AGAINST because a similar reduction in shareholder rights is requested.

Vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Article and Bylaw Amendments

Consider on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Vote FOR the proposal if:

•                  The change or policy is editorial in nature;

•                  Shareholder rights are protected;

•                  There is negligible or positive impact on shareholder value;

•                  Management provides adequate reasons for the amendments or the Proxy Advisory Firm otherwise supports management’s position;

•                  It seeks to discontinue and/or delist a form of the company’s securities when the relevant Fund does not hold the affected security type;

•                  Notice or disclosure requirements are reasonable; or

•                  The company is required to do so by law (if applicable).

Vote AGAINST the proposal if:

•                  It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Proxy Advisory Firm;

•                  Restrict shareholders’ ability to vote on directors;

•                  It reduces relevant disclosure to shareholders;

•                  It seeks to align the articles with provisions of another proposal not supported by these Guidelines;

•                  It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or

•                  It imposes a negative impact on existing shareholder rights, including rights of the Funds, or

25

diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•                  Vote FOR management proposals to amend a company’s articles to expand its business lines.

•                  Vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•                  If anti-takeover concerns exist, vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•                  Follow the Proxy Advisory Firm’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Majority Voting Standard

Vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with state law in which the company is incorporated.

Vote FOR amendments to corporate documents or other actions promoting a majority standard.  (See also Section 8. Mutual Fund Proxies.)

Cumulative Voting

Vote FOR shareholder proposals to restore or permit cumulative voting.

Vote AGAINST management proposals to eliminate cumulative voting if:

•                  The company is controlled;

•                  Maintains a classified board of directors; or

•                  Maintains a dual class voting structure.

Proposals may be supported irrespective of classification if a company plans to declassify its board or adopt a majority voting standard.

Confidential Voting

Vote FOR management proposals to adopt confidential voting.

Vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•                  In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•                  If the dissidents agree, the policy remains in place.

•                  If the dissidents do not agree, the confidential voting policy is waived.

Fair Price Provisions

Consider proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Poison Pills

Consider on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions.  Votes will be cast in

26

a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Proxy Advisory Firm’s standards.

DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised.

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless:

•                  Shareholders have approved adoption of the plan;

•                  A policy has already been implemented by the company that should reasonably prevent abusive use of the pill; or

•                  The board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Consider on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board, factoring in considerations such as whether significant or multiple corporate governance concerns have been identified.

Vote FOR management proposals also supported by the Proxy Advisory Firm.

Quorum Requirements

Consider on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Reincorporation Proposals

Consider proposals to change a company’s state of incorporation on a CASE-BY-CASE basis.  Vote FOR management proposals not assessed as:

•                  A potential takeover defense; or

•                  A significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change.

Vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.

Vote AGAINST shareholder reincorporation proposals not also supported by the company.

Shareholder Advisory Committees

Consider on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Shareholder Ability to Call Special Meetings

Vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either of the:

•                  Company does not currently permit shareholders to do so;

•                  Existing ownership threshold is greater than 25 percent; or

•                  Sole concern relates to a net-long position requirement.

Written Consent

Vote AGAINST shareholder proposals seeking the right to act by written consent if the company:

•                        Permits shareholders to call special meetings;

•                        Does not impose supermajority vote requirements; and

•                        Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, voting FOR if the above conditions are present.

27

Vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis.

State Takeover Statutes

Consider on a CASE-BY-CASE basis proposals to opt-in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Supermajority Shareholder Vote Requirement

Vote AGAINST proposals to require a supermajority shareholder vote and FOR proposals to lower supermajority shareholder vote requirements.

Consider on a CASE-BY-CASE basis if the company has shareholder(s) with significant ownership levels and the retention of existing supermajority requirements in order to protect minority shareholder interests.

Time-Phased Voting

Vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Unequal Voting Rights

Vote AGAINST dual-class exchange offers and dual-class recapitalizations.

White Squire Placements

Vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

5-             Capital and Restructuring

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation unless a contrary recommendation from the relevant Investment Professional(s) is utilized.

Capital

Common Stock Authorization

Consider proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis.  The Proxy Advisory Firm’s proprietary approach of determining appropriate thresholds will be utilized in evaluating such proposals.  In cases where the requests are above the allowable threshold, a company-specific qualitative review (e.g., considering rationale and prudent historical usage) will be utilized.

Vote FOR proposals within the Proxy Advisory Firm’s allowable thresholds, or those in excess but meeting Proxy Advisory Firm’s qualitative standards, to authorize capital increases, unless the company states that the stock may be used as a takeover defense.

Vote FOR proposals to authorize capital increases exceeding the Proxy Advisory Firm’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Notwithstanding the above, vote AGAINST:

•                  Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines (e.g., merger or acquisition proposals).

•                  Nonspecific proposals authorizing excessive discretion to a board.

28

Dual Class Capital Structures

Vote AGAINST:

•                  Proposals to create or perpetuate dual class capital structures unless supported by the Proxy Advisory Firm (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•                  Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if:

•                  Bundled with favorable proposal(s);

•                  Approval of such proposal(s) is a condition of such favorable proposal(s); or

•                  Part of a recapitalization for which support is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Consider management proposals to eliminate or make changes to dual class capital structures on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendation.

Vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

General Share Issuances (International)

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Vote AGAINST requests to reissue repurchased shares unless a related general issuance request is supported.

Voting decisions to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, shall be based on the following, as identified by the Proxy Advisory Firm:

•                  Their amount relative to currently issued capital;

•                  Appropriate volume and duration parameters; and

•                  Market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).

Vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Proxy Advisory Firm with respect to:

•                  Inadequate disclosure;

•                  Inadequate restrictions on discounts;

•                  Failure to meet the Proxy Advisory Firm’s standards for general issuance requests; or

•                  Authority to refresh share issuance amounts without prior shareholder approval.

Vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital (International)

Unless otherwise provided for herein, voting decisions should be based on the Proxy Advisory Firm’s approach, as follows.

Vote FOR:

•                  Nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•                  Specific proposals to increase authorized capital, unless:

•                  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

•                  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations or the proposal allows the board excessive discretion.

29

Preemptive Rights

Consider on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preferred Stock

Utilize the Proxy Advisory Firm’s approach for evaluating issuances or authorizations of preferred stock, taking into account the Proxy Advisory Firm’s support of special circumstances, such as mergers or acquisitions, as well as the following criteria:

Consider proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis.  This approach incorporates both qualitative and quantitative measures, including a review of:

•                  Past performance (e.g., board governance, shareholder returns and historical share usage); and

•                  The current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Proxy Advisory Firm’s proprietary model for assessing appropriate thresholds).

Vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote AGAINST where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense.

Vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Consider on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Preferred Stock (International)

Voting decisions should generally be based on the Proxy Advisory Firm’s approach, including:

•                  Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•                  Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Proxy Advisory Firm’s guidelines on equity issuance requests.

•                  Vote AGAINST the creation of:

(1) a new class of preference shares that would carry superior voting rights to the common shares, or

(2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all

30

shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties.

Vote FOR management proposals to cancel repurchased shares.

Vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s) to be given primary consideration.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Proxy Advisory Firm’s allowable thresholds.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

In the event the split constitutes a capital increase effectively exceeding the Proxy Advisory Firm’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, voting FOR, but not supporting additional requests for capital increases on the same agenda.

Allocation of Income and Dividends (International)

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, voting with the Proxy Advisory Firm’s recommendations to support such proposals unless:

•                  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•                  The payout is excessive given the company’s financial position.

Vote FOR such proposals by companies in other markets.

Vote AGAINST proposals where companies are seeking to establish or maintain disparate dividend distributions between stockholders of the same share class (e.g., long-term stockholders receiving a higher dividend ratio (“Loyalty Dividends”)).

In any market, in the event multiple dividend proposals are on the same agenda, consider on a CASE-BY-CASE basis.

Stock (Scrip) Dividend Alternatives (International)

Vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Tracking Stock

Consider the creation of tracking stock on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Capitalization of Reserves (International)

Vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Proxy Advisory Firm.

Debt Instruments and Issuance Requests (International)

Vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper).

Vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent.

Consider on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting

31

decisions based on the Proxy Advisory Firm’s approach to evaluating such requests.

Debt Restructurings

Consider on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Financing Plans (International)

Vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Investment of Company Reserves (International)

Consider proposals on a CASE-BY-CASE basis.

Restructuring

Mergers and Acquisitions

Vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is recommended by the Proxy Advisory Firm or relevant Investment Professional(s).

Votes on mergers and acquisitions will be reviewed a CASE-BY-CASE basis with voting decisions based on the Proxy Advisory Firm’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals should be considered on a CASE-BY-CASE basis.  Such proposals include, but are not limited to:

•                  Demergers

•                  Minority squeezeouts

•                  Leveraged buyouts

•                  Spinoffs

•                  Liquidations

•                  Dispositions

•                  Divestitures

•                  Asset sales

Waiver on Tender-Bid Requirement (International)

Consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Related Party Transactions (International)

Consider related party transactions on a CASE-BY-CASE basis.

Vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director or related party independence.

6-             Environmental and Social Issues

Environmental and Social Proposals

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on environmental and social issues.  Such matters may include:

•                  Ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards;

•                  Effectively managing risk, and

•                  Assessing and addressing matters that may have a financial impact on shareholder value.

The Funds will vote in accordance with the board’s recommendation on such proposals based on the

32

guidelines below.

The Funds will vote AGAINST shareholder proposals seeking to:

•                  Dictate corporate conduct;

•                  Impose excessive costs or restrictions;

•                  Duplicate policies already substantially in place; or

•                  Release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.

Certain instances will be considered CASE-BY-CASE.  If it appears that both:

(1)         The stewardship has fallen short as evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers; or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue; and

(2)         The issue is material to the company.

Approval of Donations (International)

Vote FOR proposals if they are for single- or multi-year authorities and prior disclosure of amounts is provided.  Otherwise, vote AGAINST such proposals.

7-             Routine/Miscellaneous

Routine Management Proposals

Vote FOR routine management proposals unless the Proxy Advisory Firm recommends voting AGAINST, prompting a CASE-BY-CASE consideration.

Authority to Call Shareholder Meetings on Less than 21 Days’ Notice

For companies in the United Kingdom, consider on a CASE-BY-CASE basis, factoring in whether the company has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Approval of Financial Statements and Director and Auditor Reports (International)

Vote AGAINST if there are concerns regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors.

Consider on a CASE-BY-CASE basis if there are other concerns regarding severance/termination payments.

Vote AGAINST if there is concern about the company’s financial accounts and reporting, including related party transactions.

Vote AGAINST board-issued reports receiving a negative recommendation from the Proxy Advisory Firm due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.

Vote FOR if the only reason for a negative recommendation by the Proxy Advisory Firm is to express disapproval of broader practices of the company or its board.

Other Business

Vote AGAINST proposals for Other Business, unless the company has provided adequate disclosure regarding the matters to be raised under Other Business.  Consider such instances CASE-BY-CASE.

Adjournment

These items often appear on the same agenda as a primary proposal, such as a merger or corporate restructuring.

•                  Vote FOR when the primary proposal is also supported.

•                  If there is no primary proposal, vote FOR if all other proposals are supported and AGAINST if all other proposals are opposed.

•                  Consider other circumstances on a CASE-BY-CASE basis.

33

Changing Corporate Name

Vote FOR proposals requesting a change in corporate name.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that:

•                  Support for a single proposal is not operationally required;

•                  No one proposal is deemed superior in the interest of the Fund(s); and

•                  Each proposal would otherwise be supported under these Guidelines.

Vote AGAINST any proposals that would otherwise be opposed under these Guidelines.

Bundled Proposals

Vote FOR if all of the bundled items are supported by these Guidelines.

Vote AGAINST if one or more items are not supported by these Guidelines, and if the Proxy Advisory Firm deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

This instruction is in regard to items for which support has become moot (e.g., an incentive grant to a person no longer employed by the company); WITHHOLD support if recommended by the Proxy Advisory Firm.

8-             Mutual Fund Proxies

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Hire and Terminate Sub-Advisors

Vote FOR management proposals that authorize the board to hire and terminate sub-advisors.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•                  Election of Directors

•                  Converting Closed-end Fund to Open-end Fund

•                  Proxy Contests

•                  Investment Advisory Agreements

•                  Preferred Stock Proposals

•                  1940 Act Policies

•                  Changing a Fundamental Restriction to a Non-fundamental Restriction

•                  Change Fundamental Investment Objective to Non-fundamental

•                  Name Rule Proposals

•                  Disposition of Assets/Termination/Liquidation

•                  Changes to the Charter Document

•                  Changing the Domicile of a Fund

•                  Change in Fund’s Sub-classification

•                  Distribution Agreements

•                  Mergers

•                  Reimburse Shareholder for Expenses Incurred

•                  Terminate the Investment Advisor

•                  Majority Voting Proposals.

34

Exhibit 1 — Proxy Group

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC

Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, Voya Funds Services, LLC

Kevin M. Gleason	Senior Vice President, Voya Investment Management LLC; and Chief Compliance Officer of the Voya Family of Funds,

Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds

Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC

Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC

Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds

Andrew Schlueter	Vice President, Mutual Funds Operations, Voya Funds Services LLC

Kristin Lynch*	Assistant Vice President, Office of the Chief Compliance Officer, Voya Investment Management LLC

Effective as of May 21, 2015

*Non-voting member

35

VOYA INVESTORS TRUST

(“REGISTRANT”)

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

	(2)	Certificate of Amendment dated May 1, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (17)

	(3)	Amendment #2 effective May 1, 2003 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

	(4)	Amendment #3 effective June 2, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

	(5)	Amendment #4 effective June 16, 2003 to Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (18)

	(6)	Amendment #5 dated August 25, 2003 to the Trust’s Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

	(7)	Amendment #6 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

	(8)	Amendment #7 effective September 2, 2003 to The Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (20)

	(9)	Amendment #9 effective November 11, 2003 to The Amended and Restated Agreement and Declaration of Trust (22)

	(10)	Amendment #10, effective June 2, 2003, to The Amended and Restated Agreement and Declaration of Trust (23)

	(11)	Amendment #11, effective January 20, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

	(12)	Amendment #12, effective February 25, 2004, to The Amended and Restated Agreement and Declaration of Trust (23)

	(13)	Amendment #13, effective August 1, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

	(14)	Amendment #14, effective August 6, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

	(15)	Amendment #15, dated September 3, 2004, to The Amended and Restated Agreement and Declaration of Trust (25)

	(16)	Amendment #16 effective November 8, 2004 to The Amended and Restated Agreement and Declaration of Trust (25)

	(17)	Amendment #17 effective February 1, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

1

(18)	Amendment #18 effective April 29, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

(19)	Amendment #19 effective May 2, 2005 to The Amended and Restated Agreement and Declaration of Trust (25)

(20)

Amendment #21 effective July 25, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to addition of ING MarketStyle Growth, ING MarketStyle Moderate Growth, ING MarketStyle Moderate, ING MarketPro, and ING VP Index Plus International Equity Portfolios (27)

(21)

Amendment #20 effective August 15, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Mercury Focus Value Portfolio to ING Mercury Large Cap Value Portfolio (27)

(22)

Amendment #22 effective August 29, 2005 to The Amended and Restated Agreement and Declaration of Trust with regard to re-designation of ING Jennison Equity Opportunities Portfolio to ING Wells Fargo Advantage Mid Cap Disciplined Portfolio (27)

(23)

Amendment #23 effective November 30, 2005 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING EquitiesPlus Portfolio, ING FMRSM Small Cap Equity Portfolio, ING Global Real Estate Portfolio, and ING Wells Fargo Small Cap Disciplined Portfolio (29)

(24)

Amendment #24 effective December 1, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio (33)

(25)

Amendment # 25 effective December 5, 2005 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio (33)

(26)	Amendment #26 dated January 3, 2006 to the Amended and Restated Agreement and Declaration of Trust to abolish the ING AIM Mid Cap Growth Portfolio (33)

(27)

Amendment #27 effective March 24, 2006 to the Amended and Restated Agreement and Declaration of Trust to establish additional separate Series designated as ING Franklin Income Portfolio and ING Quantitative Small Cap Value Portfolio (33)

(28)

Amendment #28 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to (1) Re-designate Service 1 Class shares to Service Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio; and (2) Designate Adviser Class shares and Institutional Class shares for ING LifeStyle Aggressive Growth Portfolio, ING LifeStyle Growth Portfolio, ING LifeStyle Moderate Growth Portfolio and ING LifeStyle Moderate Portfolio (33)

(29)

Amendment #29 effective April 28, 2006 to the Amended and Restated Agreement and Declaration of Trust to re-designate ING Quantitative Small Cap Value Portfolio to ING Disciplined Small Cap Value Portfolio, and ING  Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio (33)

(30)	Amendment #30, effective May 1, 2006, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING FMRSM Equity

2

Income Portfolio and ING Pioneer Equity Income Portfolio (34)

(31)

Amendment #31, effective August 7, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING MFS Mid Cap Growth Portfolio to ING FMRSM Mid Cap Growth Portfolio and ING Goldman Sachs TollkeeperSM Portfolio to ING Global Technology Portfolio (35)

(32)

Amendment #32, effective November 6, 2006, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING Mercury Large Cap Growth Portfolio to ING BlackRock Large Cap Growth Portfolio, ING Mercury Large Cap Value Portfolio to ING BlackRock Large Cap Value Portfolio, ING FMRSM Earnings Growth Portfolio to ING FMRSM Large Cap Growth Portfolio and ING JPMorgan Small Cap Equity Portfolio to ING JPMorgan Small Cap Core Equity Portfolio (35)

(33)

Amendment #33, with regard to ING Eagle Asset Capital Appreciation Portfolio, dated December 27, 2006, to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest (35)

(34)

Amendment #34, effective April 3, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish additional separate Series designated as ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Mutual Shares Portfolio and ING Franklin Templeton Founding Strategy Portfolio (36)

(35)

Amendment #35, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to re-designate ING International Portfolio to ING International Growth Opportunities Portfolio, ING Van Kampen Equity Growth Portfolio to ING Van Kampen Capital Growth portfolio, and ING Wells Fargo Mid Cap Disciplined Portfolio to ING Wells Fargo Disciplined Value Portfolio (36)

(36)	Amendment #36, effective April 30, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service Class shares for ING Stock Index Portfolio (36)

(37)	Amendment #37 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Capital Guardian Small/Mid Cap Portfolio (38)

(38)	Amendment #38 to the Amended and Restated Agreement and Declaration of Trust, to abolish ING Legg Mason Partners All Cap Portfolio (38)

(39)	Amendment #39, effective June, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish an additional series designated as ING Focus 5 Portfolio (38)

(40)	Amendment # 40, effective July 31, 2007, to the Amended and Restated Agreement and Declaration of Trust, to designate Service 2 Class shares for ING Stock Index Portfolio (38)

(41)

Amendment #41, effective September 12, 2007, to the Amended and Restated Agreement and Declaration of Trust, to establish two additional series ING American Funds Bond Portfolio and ING LifeStyle Conservative Portfolio (40)

(42)	Plan of Liquidation and Dissolution of Series of ING MarketPro Portfolio, effective October 26, 2007 (42)

(43)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Growth Portfolio, effective October 26, 2007 (42)

(44)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Growth Portfolio, effective October 26, 2007 (42)

3

(45)	Plan of Liquidation and Dissolution of Series of ING MarketStyle Moderate Portfolio, effective October 26, 2007 (42)

(46)	Amendment #42 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest, dated November 29, 2007 (42)

(47)	Amendment #43 to the Amended and Restated Agreement and Declaration of Trust, effective January 7, 2008 (42)

(48)	Amendment #44 to the Amended and Restated Agreement and Declaration of Trust, effective January 31, 2008 (42)

(49)	Amendment #45 to the Amended and Restated Agreement and Declaration of Trust, effective February 22, 2008 (42)

(50)	Amendment #46 to the Amended and Restated Agreement and Declaration of Trust , Abolition of Series of Shares of Beneficial Interest, dated March 27, 2008 (42)

(51)	Amendment #47 to the Amended and Restated Agreement and Declaration of Trust, effective April 14, 2008 (42)

(52)	Plan of Liquidation and Dissolution of Series of ING EquitiesPlus Portfolio, effective April 28, 2008 (42)

(53)	Amendment #48 to the Amended and Restated Agreement and Declaration of Trust, dated April 28, 2008 (43)

(54)	Amendment #49 to the Amended and Restated Agreement and Declaration of Trust, effective July 1, 2008 (43)

(55)

Amendment #50 to the Amended and Restated Agreement and Declaration of Trust, Abolition of Series of Shares of Beneficial Interest of ING Capital Guardian U.S. Equities Portfolio and ING Well Fargo Disciplined Value Portfolio) dated September 11, 2008 (44)

(56)	Amendment #51 to the Amended and Restated Agreement and Declaration of Trust, Designation of Adviser Class shares for ING Stock Index Portfolio effective January 23, 2009 (45)

(57)	Action by Unanimous Written Consent of the Boards of Directors/Trustees (fixing the number of Trustees comprising the Board to 10) dated January 30, 2009 (45)

(58)	Amendment #52 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Legg Mason Value Portfolio to ING Growth and Income Portfolio II effective April 30, 2009 (45)

(59)

Amendment #53 to the Amended and Restated Agreement and Declaration of Trust, Re-designation of ING Global Real Estate Portfolio to ING Clarion Global Real Estate Portfolio, ING Julius Baer Foreign Portfolio to ING Artio Foreign Portfolio, ING Oppenheimer Active Asset Allocation Portfolio to ING Oppenheimer Active Allocation Portfolio, ING PIMCO Core Bond Portfolio to ING PIMCO Total Return Bond Portfolio, ING Van Kampen Real Estate Portfolio to ING Clarion Real Estate Portfolio and ING VP Index Plus International Equity Portfolio to ING International Equity Portfolio effective May 1, 2009 (45)

(60)	Plan of Liquidation and Dissolution of Series of ING Disciplined Small Cap Value Portfolio, effective April 4, 2009 (46)

4

(61)

Amendment #54 effective July 17, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to establish four additional series ING Retirement Conservative Portfolio, ING Retirement Moderate Portfolio, ING Retirement Moderate Growth Portfolio and ING Retirement Growth Portfolio (46)

(62)

Amendment #55 dated July 20, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING JPMorgan Value Opportunities Portfolio, ING Oppenheimer Main Street Portfolio and ING Van Kampen Capital Growth Portfolio (46)

(63)

Amendment #56 dated August 10, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING AllianceBernstein Mid Cap Equity Portfolio, ING Growth and Income Portfolio II, ING Index Plus International Equity Portfolio and ING International Growth Opportunities Portfolio (47)

(64)	Amendment #57 dated August 19, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING Disciplined Small Cap Value Portfolio (47)

(65)	Plan of Liquidation and Dissolution of Series of ING Multi-Manager International Small Cap Portfolio, effective October 23, 2009 (47)

(66)	Amendment #58 dated October 26, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING LifeStyle Portfolios (48)

(67)

Amendment #59 effective November 27, 2009 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to designate Adviser Class shares for ING Van Kampen Global Tactical Asset Allocation Portfolio (47)

(68)

Amendment #59 dated November 27, 2009 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the designation of Adviser Class shares for ING Van Kampen Global Tactical Allocation Portfolio (48)

(69)	Amendment #60 dated March 22, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the establishment of ING DFA Global Allocation Portfolio (48)

(70)	Amendment #61 dated March 25, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING T. Rowe Price Personal Strategy Growth Portfolio (48)

(71)

Amendment #62 dated April 30, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Evergreen Health Sciences Portfolio to ING Wells Fargo Health Care Portfolio, ING Focus 5 Portfolio to ING DFA Global All Equity Portfolio, ING Lord Abbett Affiliated Portfolio to ING Lord Abbett Growth and Income Portfolio, ING Stock Index Portfolio to ING U.S. Stock Index Portfolio, ING Van Kampen Global Franchise Portfolio to ING Morgan Stanley Global Franchise Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio to ING Morgan Stanley Global Tactical Asset Allocation Portfolio (48)

(72)

Amendment #63 effective May 27, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the Service 2 Class of ING Limited Maturity Bond Portfolio and ING Pioneer Fund Portfolio (49)

(73)

Amendment #64 effective June 14, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING Wells Fargo Omega Growth Portfolio to ING Large Cap Growth Portfolio (49)

5

(74)

Amendment #65 effective August 23, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the redesignation of ING DFA Global All Equity Portfolio to ING DFA World Equity Portfolio (49)

(75)	Amendment #66 dated August 23, 2010 to the Amended and Restated Declaration Of Trust dated February 26, 2002 regarding the abolition of the ING Wells Fargo Small Cap Disciplined Portfolio (49)

(76)

Amendment #67 effective November 12, 2010 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to establish two additional series ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio (49)

(77)

Amendment #68 effective January 21, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Marsico International Opportunities Portfolio to ING T. Rowe Price International Stock Portfolio and ING Pioneer Equity Income Portfolio to ING Large Cap Value Portfolio (50)

(78)

Amendment #69 dated January 24, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, to abolish ING American Funds Growth-Income Portfolio, ING BlackRock Large Cap Value Portfolio, ING Lord Abbett Growth and Income Portfolio, and ING Morgan Stanley Global Tactical Asset Allocation Portfolio (50)

(79)

Amendment #70 effective April 29, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Van Kampen Growth and Income Portfolio to ING Invesco Van Kampen Growth and Income Portfolio and ING Wells Fargo Health Care Portfolio to ING BlackRock Health Sciences Opportunities Portfolio (50)

(80)

Amendment #71 effective July 1, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Janus Contrarian Portfolio to ING Core Growth and Income Portfolio (51)

(81)

Amendment #72 effective July 15, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of Service 2 Class shares of ING BlackRock Health Sciences Opportunities Portfolio and Institutional Class shares of ING Morgan Stanley Global Franchise Portfolios (51)

(82)

Amendment #73 effective November 17, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of Service 2 Class shares of ING T. Rowe Price International Stock Portfolio (51)

(83)

Amendment #74 effective December 5, 2011 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of shares of ING Core Growth and Income Portfolio (51)

(84)

Amendment #75 effective July 20, 2012 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING American Funds Bond Portfolio to ING Bond Portfolio (53)

(85)

Amendment #76 effective July 23, 2012 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds Growth Portfolio and ING Artio Foreign Portfolio (53)

(86)	Amendment #77 effective March 25, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the establishment of ING Global

6

Perspectives Portfolio (54)

(87)

Amendment #78 effective  March 25, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Oppenheimer Active Allocation Portfolio (54)

(88)

Amendment #79 effective April 30, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Invesco Van Kampen Growth and Income Portfolio to ING Invesco Growth and Income Portfolio (54)

(89)

Amendment #80 effective May 1, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING Pioneer Fund Portfolio to ING Multi-Manager Large Cap Core Portfolio (54)

(90)

Amendment #81 effective June 17, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of Service 2 Class of ING Pioneer Mid Cap Value Portfolio (55)

(91)	Amendment #82 dated September 9, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of series of ING Pioneer Mid Cap Value Portfolio (55)

(92)	Amendment #83 dated December 12, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of series of ING DFA Global Allocation Portfolio (55)

(93)

Amendment #84 dated December 12, 2013 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding abolition of series of ING Goldman Sachs Commodity Strategy Portfolio (55)

(94)

Amendment #85 effective February 5, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING PIMCO High Yield Portfolio to ING High Yield Portfolio (55)

(95)

Amendment #86 effective February 5, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the redesignation of ING PIMCO Total Return Bond Portfolio to ING Total Return Bond Portfolio (55)

(96)

Amendment #87 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds Asset Allocation Portfolio (55)

(97)

Amendment #88 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds International Portfolio (55)

(98)

Amendment #89 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING American Funds World Allocation Portfolio (55)

(99)	Amendment #90 dated March 17, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Bond Portfolio (55)

(100)	Amendment #91 dated March 24, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of ING Total Return Bond Portfolio (55)

7

	(101)	Amendment #92 effective May 1, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002 (change of name of Registrant and its Series) (55)

(102)

Amendment #93 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® BlackRock Health Sciences Opportunities Portfolio (56)

(103)

Amendment #94 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® BlackRock Large Cap Growth Portfolio (56)

	(104)	Amendment #95 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® Marsico Growth Portfolio (56)

	(105)	Amendment #96 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® MFS Total Return Portfolio (56)

	(106)	Amendment #97 dated July 21, 2014 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® MFS Utilities Portfolio (56)

	(107)	Amendment #98 dated March 9, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of Voya Global Resources Portfolio (58)

	(108)	Amendment #99 dated August 17, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® DFA World Equity Portfolio (58)

(109)

Amendment #100 dated August 17, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® Franklin Mutual Shares Portfolio (58)

(110)

Amendment #101 dated August 17, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the abolition of series of VY® Franklin Templeton Founding Strategy Portfolio (58)

(111)

Amendment #102 effective October 15, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the designation of Class R6 shares for Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio (59)

(b)	By-laws (1)

(c)	Instruments Defining Rights of Security Holders (1)

(d)	(1)	(A)	Investment Management Agreement, effective November 18, 2014, between Voya Investors Trust and Directed Services LLC (Unified Fee Portfolios) (57)

(i) Letter Agreement, dated November 18, 2014 to reduce the annual investment management fee for Voya High Yield Portfolio for the period from November 18, 2014 through May 1, 2016 (57)

(ii) Letter Agreement, dated May 1, 2015 to reduce the annual investment management fee for VY® T. Rowe Price Equity Income Portfolio for the period

8

from May 1, 2015 through May 1, 2016 (57)

(iii)

Letter Agreement, dated May 1, 2015 to reduce the annual investment management fee for Voya Multi-Manager Large Cap Core Portfolio for the period from May 1, 2015 through May 1, 2016 with regards to Columbia Management Investment Advisers, LLC (57)

(B)

Amended and Restated Investment Management Agreement, effective November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC with regards to Voya Global Perspectives Portfolio (58)

(C)

Amended and Restated Investment Management Agreement, dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Voya Investments, LLC with respect to VY® Clarion Global Real Estate Portfolio (58)

		(i)	Letter Agreement, dated May 1, 2015 to reduce the annual investment management fee for VY® Clarion Global Real Estate Portfolio for the period from May 1, 2015 through May 1, 2016 (57)

(D)

Amended and Restated Investment Management Agreement dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Directed Services LLC (Traditional Fee Portfolios) (58)

(i)

Amended Schedule A, effective November 19, 2015, to the Amended and Restated Investment Management Agreement dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Directed Services LLC (59)

		(ii)	Waiver letter dated May 1, 2015 to waive a portion of the investment management fee for VY® BlackRock Inflation Protected Bond Portfolio for the period from May 1, 2015 through May 1, 2016 (57)

		(iii)	Letter Agreement, dated May 1, 2015 to reduce the annual investment management fee for VY® Clarion Real Estate Portfolio for the period from May 1, 2015 through May 1, 2016 (57)

		(iv)	Letter Agreement, dated May 1, 2015 to reduce the annual investment management fee for Voya Large Cap Value Portfolio for the period from May 1, 2015 through May 1, 2017 (57)

(2)	Portfolio Management Agreements

(A)

Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Directed Services LLC and BlackRock Financial Management, Inc. with respect to VY® BlackRock Inflation Protected Bond Portfolio (57)

(B)

Sub-Advisory Agreement (with redaction), dated November 18, 2014, between Voya Investors Trust, Directed Services LLC and Columbia Management Investment Advisers, LLC with respect to Voya Multi-Manager Large Cap Core Portfolio (58)

	(C)	Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Voya Investments, LLC and CBRE Clarion Securities LLC with respect to VY® Clarion Global Real Estate Portfolio (57)

	(D)	Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Directed Services LLC and CBRE Clarion Securities LLC with respect to VY® Clarion

9

Real Estate Portfolio (57)

(E)	Portfolio Management Agreement dated November 18, 2014, between Voya Investors Trust, Directed Services LLC and Fidelity Management & Research Company (56)

(F)	Sub-Sub-Advisory Agreement dated October 1, 2014, between FMR Co., Inc. and Fidelity Management & Research Company (57)

(G)	Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Directed Services LLC and Franklin Advisers, Inc. with respect to VY® Franklin Income Portfolio (57)

(H)

Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Directed Services LLC and Voya Investment Management, Co. LLC with respect to Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio (57)

(i) First Amendment effective May 1, 2015 to Sub-Advisory Agreement between Voya Investors Trust, Directed Services LLC and Voya Investment Management, Co. LLC dated November 18, 2014 (58)

(I)	Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Directed Services LLC and Voya Investment Management, Co. LLC with respect to Voya Retirement Portfolios (57)

(J)	Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Directed Services LLC and Voya Investment Management, Co. LLC (57)

(K)	Portfolio Management Agreement, November 18, 2014 between Voya Investors Trust, Directed Services LLC and Invesco Advisers, Inc. (56)

(L)	Portfolio Management Agreement, November 18, 2014, between Voya Investors Trust, Directed Services LLC and J.P. Morgan Investment Management Inc. (56)

(M)

Sub-Advisory Agreement (with redaction), dated November 18, 2014, between Voya Investors Trust, Directed Services LLC and The London Company of Virginia, LLC. with respect to Voya Multi-Manager Large Cap Core Portfolio (58)

(N)

Portfolio Management Agreement, dated November 18, 2014, between Voya Investors Trust, Directed Services LLC and Morgan Stanley Investment Management Inc. with regards to VY® Morgan Stanley Global Franchise Portfolio (57)

(O)

Sub-Advisory Agreement, effective May 7, 2013, between Morgan Stanley Investment Management, Inc. and Morgan Stanley Investment Management Limited with regards to VY® Morgan Stanley Global Franchise Portfolio (55)

(P)

Delegation Agreement, dated May 7, 2013, between Morgan Stanley Investment Management, Inc. and Morgan Stanley Investment Management Company with regards to VY® Morgan Stanley Global Franchise Portfolio (55)

(Q)	Portfolio Management Agreement, dated November 18, 2014 between Voya Investors Trust, Directed Services, LLC and Templeton Global Advisors Limited (57)

(R)	Portfolio Management Agreement, dated November 18, 2014, between Voya Investors Trust, Directed Services, LLC and T. Rowe Price Associates, Inc. (57)

(S)	Investment Sub-Advisory Agreement, dated May 7, 2013, between T. Rowe Price

10

Associates, Inc. and T. Rowe Price International LTD with respect to VY® T. Rowe Price International Stock Portfolio (55)

	(T)	Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Voya Investments, LLC and Voya Investment Management, Co. LLC with respect to Voya Global Perspectives Portfolio (57)

	(U)	Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Directed Services LLC and Franklin Mutual Advisers, LLC with respect to VY® Franklin Mutual Shares Portfolio (57)

	(V)	Sub-Advisory Agreement, dated November 18, 2014, between Voya Investors Trust, Directed Services LLC, and Dimensional Fund Advisors LP (57)

	(W)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and BlackRock Advisors, LLC with respect to VY® BlackRock Health Sciences Opportunities Portfolio (55)

	(X)	Sub-Advisory Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and BlackRock Investment Management, LLC with respect to VY® BlackRock Large Cap Growth Portfolio (55)

	(Y)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Marsico Capital Management, LLC (55)

	(Z)	Portfolio Management Agreement, dated May 7, 2013, between Voya Investors Trust, Directed Services LLC and Massachusetts Financial Services Company (55)

(3)	(A)

Expense Limitation Agreement, effective November 18, 2014, between Voya Investments, LLC and Voya Investors Trust with respect to VY® Clarion Global Real Estate Portfolio and Voya Global Perspectives Portfolio (57)

(i)

Side Letter Agreement dated November 18, 2014 between Voya Investors Trust and Voya Investments, LLC with respect to Voya Global Perspectives Portfolio for the period from November 18, 2014 through May 1, 2016 (57)

	(B)	Expense Limitation Agreement, effective November 18, 2014, between Voya Investors Trust and Directed Services LLC (57)

(i) Amended Schedule A, dated November 20, 2015 to the Expense Limitation Agreement effective November 18, 2014, between Voya Investors Trust and Directed Services LLC (59)

(ii)

Side Letter Agreement dated November 18, 2014  between Directed Services LLC and Voya Investors Trust with regard to lowering the expense ratio for Voya Large Cap Value Portfolio for the period from November 18, 2014 through May 1, 2016 (57)

(iii)

Side Letter Agreement dated November 20, 2015  between Directed Services LLC and Voya Investors Trust with regard to lowering the expense ratio for Voya Large Cap Value Portfolio for the period from November 20, 2015 through May 1, 2017 (59)

(iv)

Recoupment Waiver dated November 18, 2014 between Directed Services LLC and Voya Investors Trust with regard to VY® T. Rowe Price International Stock Portfolio, VY® Franklin Income Portfolio, and VY® Clarion Real Estate

11

Portfolio (55)

		(C)	Expense Limitation Agreement, effective November 18, 2014, between Voya Investors Trust and Directed Services LLC with respect to Voya Retirement Portfolios (57)

		(D)	Expense Limitation Agreement, effective May 1, 2015, between Voya Investors Trust and Directed Services LLC with respect to Voya Large Cap Growth Portfolio (57)

(i) Amended Schedule A, dated November 20, 2015 to the Expense Limitation Agreement effective May 1, 2015 between Voya Investors Trust and Directed Services LLC (59)

(e)	(1)	(A)	Distribution Agreement, dated November 18, 2014, between Voya Investors Trust and Voya Investments Distributor, LLC (57)

(f)	Not Applicable

(g)	(1)	(A)	Custody Agreement, dated January 6, 2003, with The Bank of New York Mellon (19)

(i) Amended Exhibit A, dated February 9, 2015, to the Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon (57)

		(B)	Foreign Custody Manager Agreement, dated January 6, 2003, with the Bank of New York Mellon (20)

(i) Amended Exhibit A, dated February 9, 2015, to the Foreign Custody Agreement, dated January 6, 2003, with the Bank of New York Mellon (57)

		(C)	Fund Accounting Agreement, dated January 6, 2003, with Bank of New York Mellon (22)

(i) Amended Exhibit A, dated February 9, 2015, to the Fund Accounting Agreement, dated January 6, 2003, with the Bank of New York Mellon (57)

(h)	(1)	(A)	Amended and Restated Shareholder Services Agreement, dated April 29, 2005, between Voya Investors Trust and Directed Services LLC (25)

(i)

Amended Schedule A of Series, effective July 17, 2006, with respect to the Amended and Restated Shareholder Services Agreement between Voya Investors Trust and Directed Services LLC, dated April 29, 2005 (34)

		(B)	Shareholder Services Agreement, dated April 29, 2005, between Voya Investors Trust and Directed Services LLC (25)

		(C)	Third Party Brokerage Agreement, dated March 1, 2002, between The Citation Group of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Voya Investments Trust (25)

		(D)	Securities Lending Agreement and Guaranty with The Bank of New York Melon and Schedule I, dated August 7, 2003 (22)

(i) Amended Exhibit A, dated February 9, 2015, with respect to the Securities Lending Agreement and Guaranty, dated August 7, 2003 (57)

(ii) Global Securities Lending Supplement (25)

12

(2)	(A)	Organizational Agreement for Golden American Life Insurance Company (1)

		(i)	Assignment Agreement dated March 20, 1991 for Organizational Agreement (for Golden American Life Insurance) (1)

		(ii)	Form of Addendum to Organizational Agreement (for Golden American Life Insurance Company) adding Market Manager Series and Value Equity Series (2)

		(iii)	Addendum dated September 25, 1995 to the Organizational Agreement adding the Strategic Equity Series (1)

		(iv)	Addendum dated December 29, 1995 to the Organizational Agreement adding the Small Cap Series (14)

		(v)	Form of Addendum to the Organizational Agreement adding Managed Global Series (15)

(vi)

Addendum dated August 19, 1997 to the Organizational Agreement adding Mid-Cap Growth Series, Research Series, Total Return Series, Growth & Income Series, Value & Growth, Global Fixed Income Series, Growth Opportunities Series, and Developing World Series (8)

		(vii)	Addendum dated February 16, 1999 to the Organizational Agreement adding International Equity Series and the Large Cap Value Series (9)

		(viii)	Addendum dated June 15, 1999 to the Organizational Agreement adding Investors Series, All Cap Series and the Large Cap Growth Series (9)

		(ix)	Addendum dated May 18, 2000 to the Organizational Agreement adding Diversified Mid-Cap Series, Asset Allocation Growth Series and the Special Situations Series (4)

		(x)	Addendum dated November 16, 2000 to the Organizational Agreement adding International Equity Series (5)

		(xi)	Addendum dated February 22, 2001 to the Organizational Agreement adding Internet Tollkeeper Series (6)

(xii)

Addendum dated February 26, 2002 to the Organizational Agreement adding: Global Franchise, Equity Growth, J.P. Morgan Fleming, Small Cap Equity, Fundamental Growth, Focus Value, International Enhanced EAFE (7)

	(B)	Organizational Agreement for The Mutual Benefit Life Insurance Company (2)

		(i)	Assignment Agreement for Organizational Agreement (for The Mutual Benefit Life Insurance Company) (1)

(3)	(A)	Settlement Agreement for Golden American Life Insurance Company (1)

	(B)	Assignment Agreement for Settlement Agreement (2)

	(C)	Settlement Agreement for The Mutual Benefit Life Insurance Company (1)

	(D)	Assignment Agreement for Settlement Agreement (1)

13

(4)	(A)	Indemnification Agreement dated March 20, 1991 between The Specialty Managers Trust and Directed Services, Inc. (1)

	(B)	Form of Indemnification Agreement dated October 25, 2004 by and among Lion Connecticut Holdings Inc. and the registered investment companies identified on Schedule A (25)

(i) Form of Schedule A with respect to Indemnification Agreement (25)

(5)	(A)

Form of Shareholder Servicing Agreement, effective January 1, 2007, between Voya Investors Trust, Voya Partners, Inc., Voya Investments Distributor, LLC, ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Security Life of Denver Insurance Company (36)

(6)	(A)	Transfer Agency Services Agreement dated February 25, 2009 between BNY Mellon Investment Services (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and Voya Investors Trust (45)

(i) Amended Exhibit A, effective February 9, 2015, to the Transfer Agency Services Agreement dated February 25, 2009 (57)

(ii) Amendment effective as of February 8, 2011 to Transfer Agency Services Agreement (50)

(7)	(A)	Allocation Agreement dated May 24, 2002 — Fidelity Bond (23)

(i) Amended Schedule A, dated May 2007 with respect to the Allocation Agreement — Blanket Bond (42)

	(B)	Allocation Agreement dated May 24, 2002 — Directors & Officers Liability (23)

(i) Amended Schedule, dated September 12, 2013 with respect to the Allocation Agreement — Directors and Officers Liability (55)

	(C)	Amended and Restated Proxy Agent Fee Allocation Agreement effective August 21, 2003 as amended and restated on January 1, 2008 (57)

(i) Amended Schedule A, dated November 2013 with respect to Amended and Restated ISS Proxy Voting Fee Allocation Agreement (57)

	(D)	FT Interactive Data Services Agreement effective as of March 1, 2000 (39)

(i) Amended Schedule A, dated November 2011 with respect to the FT Fee Allocation Agreement (52)

	(E)	Amended and Restated The Bank of New York-Wilshire Atlas/Axion Attribution and Risk Analysis System Fee Allocation Agreement, dated January 1, 2007 (36)

(i) Amended Schedule A and Schedule B, dated November 2011 with respect to the Amended and Restated Bank of New York-Wilshire Atlas/Axiom Attribution and Risk Analysis System Fee Allocation Agreement (52)

(8)	(A)	Administrative Services Sub-Contract, effective May 1, 2015, between Directed Services LLC and Voya Investments, LLC (57)

14

		(B)	Administrative Services Sub-Contract, effective May 1, 2015, between Directed Services LLC and Voya Investments, LLC (57)

		(C)	Administrative and Shareholder Service Agreement, dated September 27, 2000, between Directed Services LLC and Security Life of Denver Insurance Company (27)

		(D)	Administrative and Shareholder Service Agreement, dated December 11, 2000, between Directed Services LLC and Southland Life Insurance Company (13)

(i)	(1)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to the Class R shares (18)

(2)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds Growth, ING American Funds Growth-Income, and ING American Funds International Portfolios (19)

	(3)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING PIMCO High Yield and ING Stock Index Portfolios (20)

(4)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Evergreen Health Sciences, ING Evergreen Omega, ING Lifestyle Moderate, ING Lifestyle Aggressive Growth, ING Lifestyle Growth, and ING Lifestyle Moderate Growth Portfolios (24)

(5)

Opinion and Consent of Dechert LLP regarding legality of the securities being registered with regard to ING FMRSM Earnings Growth,  ING JPMorgan Value Opportunities, ING Marsico International Opportunities, ING MFS Utilities, ING Pioneer Fund, and ING Pioneer Mid Cap Value Portfolios and with regard to the Adviser Class, Service 1 Class, and Service 2 Class shares (25)

(6)

Opinion and Consent of Dechert LLP regarding legality of the securities being registered with regard to Service Class and Service 2 Class shares of ING MarketPro, ING MarketStyle Moderate, ING MarketStyle Moderate Growth, ING MarketStyle Growth Portfolios, and Service Class shares of ING VP Index Plus International Equity Portfolio (27)

	(7)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Wells Fargo Small Cap Disciplined Portfolio (29)

	(8)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING Global Real Estate Portfolio (30)

(9)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING Disciplined Small Cap Value Portfolio, ING EquitiesPlus Portfolio, ING Franklin Income Portfolio, ING FMR Small Cap Equity Portfolio and Adviser Class and Institutional Class shares of the ING LifeStyle Portfolios (33)

	(10)	Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING FMRSM Equity Income Portfolio and ING Pioneer Equity Income Portfolio (34)

(11)

Opinion and Consent of Dechert LLP regarding the legality of the securities being registered with regard to ING BlackRock Inflation Protected Bond Portfolio, ING Franklin Templeton Mutual Shares Portfolio, ING Franklin Templeton Founding Strategy Portfolio, and Service Class shares of ING Stock Portfolio (36)

	(12)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to

15

Service 2 Class shares of ING Stock Index Portfolio (38)

	(13)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING Focus 5 Portfolio (39)

	(14)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING LifeStyle Conservative Portfolio (40)

	(15)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds Bond Portfolio (41)

(16)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds Asset Allocation Portfolio, ING Goldman Sachs Commodity Strategy Portfolio and ING Multi-Manager International Small Cap Portfolio (42)

(17)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds World Allocation Portfolio, ING Oppenheimer Active Asset Allocation Portfolio, and ING Van Kampen Global Tactical Asset Allocation Portfolio (43)

	(18)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to Adviser Class shares of ING Stock Index Portfolio (45)

(19)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING Retirement Conservative Portfolio, ING Retirement Moderate Portfolio, ING Retirement Moderate Growth Portfolio and ING Retirement Growth Portfolio (46)

	(20)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to Adviser Class shares of ING Van Kampen Global Tactical Asset Allocation Portfolio (47)

	(21)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING DFA Global Allocation Portfolio (48)

(22)

Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING American Funds Global Growth and Income Portfolio and ING American Funds International Growth and Income Portfolio (49)

	(23)	Opinion of Dechert LLP regarding the legality of the securities being registered with regard to ING Global Perspectives Portfolio (54)

	(24)	Opinion of Ropes & Gray LLP regarding the legality of the securities being registered with regard to Class R6 shares of Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio (59)

(j)	(1)	Consent of Ropes & Gray LLP (59)

	(2)	Consent of KPMG LLP (59)

(k)	Not Applicable

(l)	Initial Capital Agreement (1)

(m)	(1)	(A)	Third Amended and Restated Distribution Plan with Voya Investors Trust for Service 2 Class shares, dated September 12, 2014 (57)

(i) Waiver Letter dated May 1, 2015 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee payable under

16

the Voya Investors Trust Third Amended and Restated Distribution Plan for Service 2 Class Shares from May 1, 2015 through May 1, 2016 (57)

(ii)

Waiver Letter dated May 1, 2016 to Voya Investors Trust from Voya Investments Distributor, LLC regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Third Amended and Restated Distribution Plan for Service 2 Class Shares of Voya Large Cap Value Portfolio from May 1, 2016 through May 1, 2017 (57)

(iii)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Second Amended and Restated Distribution Plan for Service 2 Class Shares of Voya Large Cap Growth Portfolio from May 1, 2014 through May 1, 2016 (55)

(2)	(A)	Fourth Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares dated September 12, 2014 (57)

(i)

Waiver Letter dated May 1, 2015 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee payable under the Voya Investors Trust Fourth Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares from May 1, 2015 through May 1, 2016 (57)

(ii)

Waiver Letter dated May 1, 2015 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee payable under the Voya Investors Trust Fourth Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya U.S. Stock Index  Portfolio from May 1, 2015 through May 1, 2016 (57)

(iii)

Waiver Letter dated May 1, 2016 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Fourth Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya Large Cap Value Portfolio from May 1, 2016 through May 1, 2017 (57)

(iv)

Waiver Letter dated May 1, 2015 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Fourth Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of VY® DFA World Equity Portfolio, VY® Franklin Mutual Shares Portfolio, and VY® Franklin Templeton Founding Strategy Portfolio from May 1, 2015 through May 1, 2017 (57)

(3)	(A)	Second Amended and Restated Shareholder Service Plan with Voya Investors Trust, dated September 12, 2014 for Single Class Series, Service Class, and Service 2 Class Shares (57)

(i) Waiver Letter dated May 1, 2015 to waive the shareholder service fee for Service Class Shares of Voya U.S. Stock Index Portfolio from May 1, 2015 through May 1, 2016 (57)

(4)	(A)	Second Amended and Restated Shareholder Service and Distribution Plan for Adviser

17

Class shares regarding Voya Retirement Portfolios dated September 12, 2014 (57)

(i) Waiver Letter dated May 1, 2015 to reduce the distribution fee for Adviser Class shares regarding Voya Retirement Portfolios until May 1, 2016 (57)

	(5)	(A)	Second Amended and Restated Distribution Plan with Voya Investors Trust for Service 2 Class Shares, effective November 29, 2012 (54)

(i)

Waiver Letter dated May 1, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Second Amended and Restated Distribution Plan for Service 2 Class Shares of Voya Large Cap Value Portfolio from May 1, 2014 through May 1, 2016 (55)

	(6)	(A)	Third Amended and Restated Shareholder Service and Distribution Plan for Adviser Class Shares dated November 29, 2012 (54)

(i)

Waiver Letter dated May 1, 2015 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in the amount equal to 0.15% per annum payable under the Voya Investors Trust Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya Large Cap Value Portfolio from May 1, 2015 through May 1, 2016 (57)

(ii)

Waiver Letter dated March 14, 2014 to Voya Investors Trust from Voya Investments Distributor, LLC, regarding the reduction in fee in an amount equal to 0.15% per annum payable under the Third Amended and Restated Shareholder Service and Distribution Plan for the Adviser Class shares of Voya Global Perspectives Portfolio from March 14, 2014 through May 1, 2016 (55)

(n)	(1)	(A)	Second Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for Voya Investors Trust, approved September 10, 2015 (59)

(o)	Not Applicable

(p)	Codes of Ethics

	(1)	Voya Investors Trust Code of Ethics (36)

	(2)	Fidelity Management & Research Company Code of Ethics (48)

	(3)	T. Rowe Price Group, Inc. and its Affiliates Code of Ethics (55)

(4)

J.P. Morgan Alternative Asset Management, Inc., JPMorgan Asset Management (UK) Ltd., J.P. Morgan Investment Management Inc., Security Capital Research & Management Inc., and Bear Stearns Asset Management Inc.’s Code of Ethics dated July 15, 2011 (55)

	(5)	Morgan Stanley Investment Management Inc. Code of Ethics dated August 16, 2002 (22)

	(6)	CBRE Clarion Securities LLC Code of Ethics (56)

	(7)	BlackRock, Inc. Code of Ethics (36)

	(8)	Franklin Templeton Investments Code of Ethics (56)

18

(9)	Invesco Advisers, Inc. dated January 1, 2010 (51)

(10)	Voya Funds and Advisers Code of Ethics Amended January 2015 (57)

(11)	Columbia Management Investment Advisers, LLC (56)

(12)	The London Company of Virginia, LLC d/b/a The London Company (56)

(1)	Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The GCG Trust as filed on May 3, 1999 File No. 33-23512
(2)	Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 26, 1997, File No. 33-23512
(3)	Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of The GCG Trust as filed on November 8, 1999 File No. 33-23512
(4)	Incorporated by reference to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of The GCG Trust as filed on July 14, 2000 File No. 33-23512
(5)	Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 1, 2000 File No. 33-23512
(6)	Incorporated by reference to Post-Effective Amendment No. (46) to the Registration Statement on Form N-1A of the GCG Trust as filed on April 27, 2001 File No. 33-23512
(7)	Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A of The GCG Trust as filed on April 24, 2002 File No. 33-23512
(8)	Incorporated by reference to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A of The GCG Trust as filed on September 2, 1997, File No. 33-23512
(9)	Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 29, 2000 File No. 33-23512
(10)	Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 12, 2001 File No. 33-23512
(11)	Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 8, 2002 File No. 33-23512
(12)

Incorporated by reference to Post-Effective Amendment No. 14 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1 as filed with the Securities and Exchange Commission on April 19, 2001, File No. 33-74190

(13)

Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 for Southland Life Insurance Company and its Southland Separate Account L1 as filed with the Securities and Exchange Commission on October 13, 2000, File No. 33-97852

(14)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of The GCG Trust as filed on December 22, 1995, File No. 33-23512
(15)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of The GCG Trust as filed on June 14, 1996, File No. 33-23512
(16)	Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A of The GCG Trust as filed on February 10, 2003, File No. 33-23512
(17)

Incorporated by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on April 30, 2003, File No. 33-23512

(18)

Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on August 1, 2003, File No. 33-23512

(19)

Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on September 2, 2003, File No. 33-23512

19

(20)

Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A of the ING Investors Trust (formerly, The GCG Trust) as filed on November 5, 2003, File No. 33-23512

(21)	Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on January 30, 2004, File No. 33-23512
(22)	Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on February 27, 2004, File No. 33-23512
(23)	Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512
(24)	Incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A of the ING Investors Trust as filed on April 30, 2004, File No. 33-23512
(25)	Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 11, 2005, File No. 33-23512
(26)	Incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of the ING Investors Trust as filed April 29, 2005, File No. 33-23512
(27)	Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of the ING Investors Trust as filed July 26, 2005, File No. 33-23512
(28)	Incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A of the ING Investors Trust as filed October 19, 2005, File No. 33-23512
(29)	Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement on Form N-1A of the ING Investors Trust as filed November 28, 2005, File No. 33-23512
(30)	Incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 3, 2006, File No. 33-23512
(31)	Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A of the ING Investors Trust as filed January 27, 2006, File No. 33-23512
(32)	Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A of the ING Investors Trust as filed March 29, 2006, File No. 33-23512
(33)	Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2006, File No. 33-23512
(34)	Incorporated by reference to Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 14, 2006
(35)	Incorporated by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of ING Investors Trust as filed February 7, 2007
(36)	Incorporated by reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of ING Investors Trust as filed April 27, 2007
(37)	Incorporated by reference to Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of ING Investors Trust as filed June 4, 2007
(38)	Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A of ING Investors Trust as filed July 27, 2007
(39)	Incorporated by reference to Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 17, 2007
(40)	Incorporated by reference to Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of ING Investors Trust as filed on October 16, 2007
(41)	Incorporated by reference to Post-Effective Amendment No. 85 to the Registration Statement on Form N-1A of ING Investors Trust as filed on November 5, 2007
(42)	Incorporated by reference to Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 25, 2008
(43)	Incorporated by reference to Post-Effective Amendment No. 92 to the Registration Statement on Form N-1A of ING Investors Trust as filed on September 12, 2008
(44)	Incorporated by reference to Post-Effective Amendment No. 94 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 9, 2009
(45)	Incorporated by reference to Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 30, 2009
(46)	Incorporated by reference to Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A of ING Investors Trust as filed on August 11, 2009
(47)	Incorporated by reference to Post-Effective Amendment No. 98 to the Registration Statement

20

on Form N-1A of ING Investors Trust as filed on November 25, 2009
(48)	Incorporated by reference to Post-Effective Amendment No. 101 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 29, 2010
(49)	Incorporated by reference to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of ING Investors Trust as filed on December 8, 2010
(50)	Incorporated by reference to Post-Effective Amendment No. 106 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 27, 2011
(51)	Incorporated by reference to Post-Effective Amendment No. 108 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 10, 2012
(52)	Incorporated by reference to Post-Effective Amendment No. 109 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 26, 2012.
(53)	Incorporated by reference to Post-Effective Amendment No. 111 to the Registration Statement on Form N-1A of ING Investors Trust as filed on February 11, 2013
(54)	Incorporated by reference to Post-Effective Amendment No. 112 to the Registration Statement on Form N-1A of ING Investors Trust as filed on April 24, 2013
(55)	Incorporated by reference to Post-Effective Amendment No. 115 to the Registration Statement on Form N-1A of Voya Investors Trust as filed on April 28, 2014
(56)	Incorporated by reference to Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A of Voya Investors Trust as filed on February 12, 2015
(57)	Incorporated by reference to Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A of Voya Investors Trust as filed on April 28, 2015
(58)	Incorporated by reference to Post-Effective Amendment No. 120 to the Registration Statement on Form N-1A of Voya Investors Trust as filed on September 21, 2015
(59)	Filed herein

Item 29.	Persons Controlled by or Under Common Control with Registrant

None.

Item 30.	Indemnification

Reference is made to Article V, Section 5.4 of the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.

Pursuant to Indemnification Agreements between the Trust and each Independent Trustee, the Trust indemnifies each Independent Trustee against any liabilities resulting from the Independent Trustee’s serving in such capacity, provided that the Trustee has not engaged in certain disabling conduct.

The Trust has a management agreement with Directed Services LLC (“DSL”), and the Trust and DSL have various portfolio management agreements with the portfolio managers (the “Agreements”). Generally, the Trust will indemnify DSL and the portfolio managers under the Agreements for acts and omissions by DSL and/or the portfolio managers. Also, DSL will indemnify the portfolio managers under the Agreements for acts and omissions by the portfolio managers. Neither DSL nor the portfolio managers are indemnified for acts or omissions where DSL and/or the portfolio managers commit willful misfeasance, bad faith, gross negligence, and/or by reason of reckless disregard.

The Trust has a management agreement with Voya Investments, LLC (“Voya Investments”) with respect to Voya Global Perspectives Portfolio and VY® Clarion Global Real Estate Portfolio.  Generally, the Trust will indemnify Voya Investments from and against, any liability for, or any damages, expenses, or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under the management agreement between the Trust and Voya Investments, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Voya Investment’s duties, or by reason of reckless disregard of the its obligations and duties under the agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be

21

permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Agreement and Declaration of Trust, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons or the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.	Business and Other Connections of Investment Adviser

Information as to the directors and officers of Directed Services LLC and Voya Investments, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of these advisers in the last two years, is included in their separate applications for registration as investment advisers on Form ADV (File No. 801-32675 and 801-48282, respectively) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of each sub-adviser to a Portfolio of the Voya Investors Trust (or in the case of VY® Franklin Templeton Founding Strategy Portfolio, and Voya Retirement Portfolios, each sub-adviser to the Underlying Funds), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of each sub-adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Sub-Adviser	File Number

BlackRock Financial Management, Inc.	801-48433
CBRE Clarion Securities LLC	801-49083
Columbia Management Investment Advisers, LLC	801-25943
Fidelity Management & Research Company	801-07884
Franklin Advisers, Inc.	801-26292
Invesco Advisers, Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Morgan Stanley Investment Management, Inc.	801-15757
Templeton Global Advisors Limited	801-42343
T. Rowe Price Associates, Inc.	801-00856
The London Company of Virginia, LLC d/b/a The London Company	801-46604
Voya Investment Management Co. LLC	801-9046

Item 32.	Principal Underwriters

(a)	Voya Investments Distributor, LLC serves as Distributor of Shares of Voya Investors Trust.

(b)

Information as to the directors and officers of the Distributor together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 08-39104) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

22

(c)	Not Applicable (Underwriter Receives No Compensation)

Item 33.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) Voya Investors Trust, (b) the Investment Advisers (c) Distributor, (d) the Custodian, (e) the Transfer Agent, (f) the Sub-advisers, and (g) Sub-administrator.  The address of each is as follows:

(a)	Voya Investors Trust 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258

(b)	Directed Services LLC 1475 Dunwoody Drive West Chester, PA 19380

Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258

(c)	Voya Investments Distributor, LLC 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258

(e)	BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, DE 19809

(f)	BlackRock Financial Management, INC 55 E 52nd Street New York, NY 10055

Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110

Fidelity Management & Research Company 82 Devonshire Street Boston, MA 02109

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403

CBRE Clarion Securities LLC 201 King of Prussia Road, Ste 600 Radnor, PA 19087

Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta GA 30309

J.P. Morgan Investment Management Inc. 245 Park Avenue

23

New York, NY 10167

Morgan Stanley Investment Management, Inc. 522 Fifth Avenue New York, NY 10036

Templeton Global Advisors Limited Lyford Cay Nassau, Bahamas

T. Rowe Price Associates, Inc. 100 Ease Pratt Street Baltimore, MD 21202

The London Company of Virginia, LLC 1801 Bayberry Court, Suite 301 Richmond, VA 23226

Voya Investment Management Co. LLC 230 Park Avenue New York, NY 10169

(g)	Voya Funds Services, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258

Item 34.	Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35.	Undertakings

Not Applicable

24

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 121 to the Registration Statement on Form N-1A pursuant to Rule 485(b) of the 1933 Act and has duly caused this Post-Effective Amendment No. 121 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 19th day of November, 2015.

VOYA INVESTORS TRUST

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
President, Chief Executive Officer, and Interested Trustee
Shaun P. Mathews*		November 19, 2015
Senior Vice President and Chief/Principal Financial Officer
Todd Modic*		November 19, 2015
Trustee
Colleen D. Baldwin*		November 19, 2015
Trustee
John V. Boyer*		November 19, 2015
Trustee
Patricia W. Chadwick*		November 19, 2015
Trustee
Albert E. DePrince, Jr.*		November 19, 2015
Trustee
Peter S. Drotch*		November 19, 2015
Trustee
Martin J. Gavin*		November 19, 2015
Trustee
Russell H. Jones*		November 19, 2015
Trustee
Patrick Kenny*		November 19, 2015
Trustee
Joseph E. Obermeyer*		November 19, 2015

25

Trustee
Sheryl K. Pressler*		November 19, 2015
Trustee
Christopher P. Sullivan*		November 19, 2015
Trustee
Roger B. Vincent*		November 19, 2015
Trustee

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.**
as Attorney-in-Fact

** Powers of Attorney for Todd Modic and each Trustee (except Christopher P. Sullivan) were filed as attachments to Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on September 21, 2015 and are incorporated herein by reference.  Power of Attorney for Christopher P. Sullivan is attached hereto.

26

POWER OF ATTORNEY

I, the undersigned Director/Trustee, on behalf of the following Registered Investment Companies, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Shaun P. Mathews, and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-1A, Form N-2, and Form N-14, and any amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

REGISTRANT	SECURITIES ACT OF 1933	INVESTMENT COMPANY ACT OF 1940
Voya Asia Pacific High Dividend Equity Income Fund	333-139981	811-22004
Voya Balanced Portfolio, Inc.	33-27247	811-5773
Voya Emerging Markets High Dividend Equity Fund	333-168091	811-22438
Voya Equity Trust	333-56881	811-8817
Voya Funds Trust	333-59745	811-8895
Voya Global Advantage and Premium Opportunity Fund	333-126570	811-21786
Voya Global Equity Dividend and Premium Opportunity Fund	333-114333	811-21553
Voya Infrastructure, Industrials and Materials Fund	333-147343	811-22144
Voya Intermediate Bond Portfolio	2-47232	811-2361
Voya International High Dividend Equity Income Fund	333-142112	811-22051
Voya Investors Trust	33-23512	811-5629
Voya Money Market Portfolio	2-53038	811-2565
Voya Mutual Funds	33-56094	811-7428
Voya Natural Resources Equity Income Fund	333-138186	811-21938
Voya Partners, Inc.	333-32575	811-08319
Voya Prime Rate Trust	333-203624 (5mil) 333-203653 (25mil)	811-5410 811-5410
Voya Senior Income Fund	333-192499	811-10223
Voya Separate Portfolios Trust	333-141111	811-22025
Voya Strategic Allocation Portfolios, Inc.	33-88334	811-8934
Voya Series Fund, Inc.	33-41694	811-6352
Voya Variable Funds	2-51739	811-2514
Voya Variable Insurance Trust	333-83071	811-9477
Voya Variable Portfolios, Inc.	333-05173	811-7651
Voya Variable Products Trust	33-73140	811-8220

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of October 1, 2015.

/s/ Christopher P. Sullivan
Christopher P. Sullivan
Director and Trustee

VOYA INVESTORS TRUST

EXHIBIT INDEX

Exhibit Number	Exhibit Description
(a)(111)

Amendment #102 effective October 15, 2015 to the Amended and Restated Agreement and Declaration of Trust dated February 26, 2002, regarding the designation of Class R6 shares for Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio

(d)(1)(D)(i)

Amended Schedule A, effective November 19, 2015, to the Amended and Restated Investment Management Agreement dated November 18, 2014, as amended and restated May 1, 2015, between Voya Investors Trust and Directed Services LLC

(d)(3)(B)(i)	Amended Schedule A, dated November 20, 2015 to the Expense Limitation Agreement effective November 18, 2014, between Voya Investors Trust and Directed Services LLC
(d)(3)(B)(iii)

Side Letter Agreement dated November 20, 2015 between Directed Services LLC and Voya Investors Trust with regard to lowering the expense ratio for Voya Large Cap Value Portfolio for the period from November 20, 2015 through May 1, 2017

(d)(3)(D)(i)	Amended Schedule A, dated November 20, 2015 to the Expense Limitation Agreement effective May 1, 2015 between Voya Investors Trust and Directed Services LLC
(i)(24)	Opinion of Ropes & Gray LLP regarding the legality of the securities being registered with regard to Class R6 shares of Voya Large Cap Growth Portfolio and Voya Large Cap Value Portfolio
(j)(1)	Consent of Ropes & Gray LLP
(j)(2)	Consent of KPMG LLP
(n)(1)(A)	Second Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for Voya Investors Trust, approved September 10, 2015

27